    As filed with the Securities and Exchange Commission on October 28, 2005

                                          1933 Act Registration No. 333-127896
                                          1940 Act Registration No. 811-7540

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-2

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                         Pre-Effective Amendment No. 1
                         Post-Effective Amendment No. __

       / / REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                 Amendment No. 9

                        GLOBAL HIGH INCOME DOLLAR FUND INC.
               (Exact name of registrant as specified in charter)
                               51 West 52nd Street
                          New York, New York 10019-6114
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (212) 882-5000

                              MARK F. KEMPER, ESQ.
                      UBS Global Asset Management (US) Inc.
                               51 West 52nd Street
                          New York, New York 10019-6114
                     (Name and address of agent for service)

                                   Copies to:
                              JACK W. MURPHY, ESQ.
                                   Dechert LLP
                               1775 I Street, N.W.
                           Washington, D.C. 20006-2401
                            Telephone: (202) 261-3300

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.


                         CALCULATION OF REGISTRATION FEE


                                              PROPOSED MAXIMUM     PROPOSED MAXIMUM       AMOUNT OF
     TITLE OF SECURITIES        AMOUNT            OFFERING            AGGREGATE         REGISTRATION
      BEING REGISTERED     BEING REGISTERED    PRICE PER UNIT       OFFERING PRICE          FEE
     -----------------------------------------------------------------------------------------------
        Common Stock           8,137,361           $16.58           $134,917,445(1)     $16,559.80
     ($.001 par value)



     (1) Estimated solely for purposes of calculating the registration fee in accordance with Rule 457(f) under the Securities Act of 1933 based on the average high and low prices of Global High Income Dollar Fund Inc. reported on the New York Stock Exchange on October 24, 2005.


The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the SEC, acting pursuant to said Section 8(a), may determine.

                        GLOBAL HIGH INCOME DOLLAR FUND INC.
                              CROSS REFERENCE SHEET

                                     PART A--PROSPECTUS
                                ITEMS IN PART A OF FORM N-2                           LOCATION IN PROSPECTUS
      ----------------------------------------------------------------------------------------------------------------------
      Item 1.           Outside Front Cover                               Front Cover Page
      Item 2.           Cover Pages; Other Offering Information           Inside Front and Outside Back Cover Page
      Item 3.           Fee Table and Synopsis                            Fund Expenses and Prospectus Summary
      Item 4.           Financial Highlights                              Financial Highlights
      Item 5.           Plan of Distribution                              Front Cover Page; Prospectus Summary; The Offer
      Item 6.           Selling Shareholders                              N/A
      Item 7.           Use of Proceeds                                   Use of Proceeds
      Item 8.           General Description of the Registrant             The  Fund;  Investment  Objectives  and  Policies;
                                                                          Special Considerations and Risk Factors
      Item 9.           Management                                        Management of the Fund
      Item 10.          Capital Stock                                     Description of Capital Stock
      Item 11.          Defaults and Arrears on Senior Securities         N/A
      Item 12.          Legal Proceedings                                 N/A
      Item 13.          Table of Contents of the Statement of             Table of Contents of the  Statement of  Additional
                        Additional Information                            Information

                          PART B--STATEMENT OF ADDITIONAL INFORMATION      LOCATION IN STATEMENT OF ADDITIONAL INFORMATION
      ----------------------------------------------------------------------------------------------------------------------
      Item 14.          Cover Page                                        Cover Page of SAI
      Item 15.          Table of Contents                                 Cover Page of SAI
      Item 16.          General Information and History                   N/A
      Item 17.          Investment Objectives and Policies                Additional  Information About Investment Policies;
                                                                          Investment Limitations and Restrictions
      Item 18.          Management                                        Organization of the Fund;  Directors and Officers;
                                                                          Principal  Holders  and  Management  Ownership  of
                                                                          Securities
      Item 19.          Control Persons and Principal Holders of          Organization of the Fund;  Directors and Officers;
                        Securities                                        Principal  Holders  and  Management  Ownership  of
                                                                          Securities
      Item 20.          Investment Advisory and Other Services            Investment Advisory and Administration Agreements
      Item 21.          Portfolio Managers                                Investment Advisory and Administration Agreements
      Item 22.          Brokerage Allocation and Other Practices          Portfolio Transactions
      Item 23.          Tax Status                                        Taxation
      Item 24.          Financial Statements                              Financial Information

                                Part C--Other Information
     -----------------------------------------------------------------------------------------------------------------------
     Item 25-33                                                           Part C

  The information contained in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

                           SUBJECT TO COMPLETION
                           PRELIMINARY PROSPECTUS
                          DATED OCTOBER 27, 2005

                       GLOBAL HIGH INCOME DOLLAR FUND INC.
                               6,509,889 SHARES
              ISSUEABLE UPON EXERCISE OF NON-TRANSFERABLE RIGHTS TO
                            SUBSCRIBE FOR SUCH SHARES

         Global High Income Dollar Fund Inc. (the "Fund") is issuing non-transferable rights ("Rights") to its shareholders of record ("Shareholders") as of the close of business on November 10, 2005. These
Rights will allow you to subscribe for one (1) share of common stock
("Share") of the Fund for each three (3) Rights held (the "Offer"). You will receive one Right for each whole Share that you hold of record as of November 10, 2005, rounded up to the nearest number of Rights evenly divisible by three. The Fund will not issue fractional Shares. The Rights will not be listed for trading on the New York Stock Exchange or any other exchange. You may also purchase Shares not acquired by other Shareholders subject to certain limitations and subject to allotment as described in the Prospectus.


         The Subscription Price Per Share (THE "SUBSCRIPTION PRICE") will be the greater of (i) net asset value ("NAV") per share on December 20, 2005 (the "Expiration Date") or (ii) 95% of the volume weighted average share price on the New York Stock Exchange ("NYSE") on the Expiration Date and the four preceding business days.


         Rights may be exercised at any time until 5:00 p.m., Eastern time, on December 20, 2005, unless the Offer is extended as discussed in this Prospectus. Since the Expiration Date will be December 20, 2005, (unless the Fund extends the subscription period), Shareholders who choose to exercise their Rights will not know the Subscription Price at the time they exercise their Rights. For additional information regarding the Offer, please call The Altman Group, Inc. at 800-780 7438.

         As a result of the terms of the Offer, Shareholders who do not fully exercise their Rights, including the Over-Subscription Privilege described in the section of this Prospectus entitled "The Offer--Over-Subscription Privilege," will, upon the completion of the Offer, own a smaller proportional interest in the Fund than they owned before the Offer. See "The Offer."

         The Fund is a non-diversified, closed-end management investment company whose shares of common stock are listed and traded on the NYSE under the symbol "GHI." The Fund's primary investment objective is to achieve a high level of current income. As a secondary objective, the Fund seeks capital appreciation, to the extent consistent with its primary objective. Under normal market conditions, the Fund invests at least 65% of its total assets in debt securities of issuers located in emerging market countries.

         Under normal market conditions, the Fund invests at least 80% of its net assets in US dollar-denominated debt securities. The Fund may also invest up to 20% of its net assets in non-US dollar-denominated debt securities under normal circumstances.

         The Fund adopted a managed distribution policy in December 1999. Pursuant to the policy as in effect from December 1999 through early May 2005, the Fund made regular monthly distributions at an annualized rate equal to 11% of the Fund's net asset value, as determined as of the last day on which the New York Stock Exchange is open for trading during the first week of that month. Beginning with the June 2005 monthly distribution, the annualized rate for distributions pursuant to the policy was reduced by the Fund's Board of Directors (the "Board") from 11% to 9%. The Board periodically receives recommendations from the Fund's investment advisor, UBS Global Asset Management (US) Inc., and no less frequently than annually the Board will reassess the annualized percentage of net assets at which the Fund's monthly distributions will be made. The Fund's Board may change or terminate the managed distribution policy at any time; any such change or termination may have an adverse effect on the market price for the Fund's shares.


         To the extent that the Fund's taxable income in any fiscal year exceeds the aggregate amount distributed based on a fixed percentage of its net asset value, the Fund would make an additional distribution in the amount of that excess near the end of the fiscal year. To the extent that the aggregate amount distributed by the Fund based on a fixed percentage of its net asset value exceeds its current and accumulated earnings and profits, the amount of that excess would constitute a return of capital or net realized capital gains for tax purposes.


         The actual sources of the Fund's monthly distributions may be net investment income, net realized capital gains, return of capital or a combination of the foregoing and may be subject to retroactive recharacterization at the end of the Fund's fiscal year based on tax regulations. The actual amounts attributable to each of these sources will be reported to shareholders in January of each year on Form 1099-DIV.


         This Prospectus concisely sets forth certain information an investor should know before investing. You should read this Prospectus and retain it for future reference. A Statement of Additional Information ("SAI"), dated ____, 2005, containing additional information about the Fund has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference in its entirety into this Prospectus. A Table of Contents for the SAI is set forth on page __ of this Prospectus. A copy of the SAI can be obtained without charge by writing to the Fund or by calling The Altman Group, Inc. toll-free at 800-780-7438 or from the SEC's website at http://www.sec.gov.

         AS WITH ALL INVESTMENT COMPANIES, NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED WHETHER THIS PROSPECTUS IS COMPLETE OR ACCURATE. TO STATE OTHERWISE IS A CRIME.

                                                             ESTIMATED PROCEEDS, BEFORE         ESTIMATED SUBSCRIPTION
                          ESTIMATED SALES LOAD                EXPENSES, TO THE FUND(2)                 PRICE(1)
Per Share                         $ 0                                 $ [_]                            $ _
Total Maximum(3)                  $ 0                                 $ [_]                            $ _

----------


(1) Estimated on the basis of the volume weighted share price of a Share on the NYSE on November 10, 2005 and the four preceding business days. The Fund may increase the number of Shares subject to subscription by up to 25% of the Shares offered hereby, or up to an additional 1,627,472 Shares, for an aggregate total of 8,137,361 Shares. If the Fund increases the number of Shares subject to subscription by 25%, the total maximum Estimated Subscription Price will be approximately $____ and the total maximum Estimated Proceeds, before expenses, to the Fund will be approximately $____. No sales load will be charged by the Fund in connection with this Offer. However, Shareholders that choose to exercise their Rights through broker-dealers, banks and nominees may incur a servicing fee charged by such broker-dealer, bank or nominee.



(2) Before deduction of expenses related to the Offer incurred by the Fund, estimated at approximately [$_____.]

(3)      Assumes all Rights are exercised at the estimated Subscription Price.


         The Fund announced the Offer after the close of trading on the NYSE on August 17, 2005. The NAV at the close of business on August 17, 2005 and November 10, 2005 was $15.73 and $____, respectively, and the last reported sales price of a Share on the NYSE on those dates was $17.55 and $____, respectively.



         The Fund may increase the number of Shares subject to subscription by up to 25%, or up to an additional 1,627,472 Shares, for an aggregate total of 8,137,361 Shares.

         Information about the Fund can be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Call 202-942 8090 for information on the operation of the Public Reference Room. This information is also available on the SEC's Internet site at http://www.sec.gov, and copies may be obtained upon payment of a duplicating fee by writing the Public Reference Section of the Securities and Exchange Commission, Washington, DC 20549-0102.

                               PROSPECTUS SUMMARY

         YOU SHOULD CONSIDER THE MATTERS DISCUSSED IN THIS SUMMARY BEFORE INVESTING IN THE FUND THROUGH THE OFFER. THE FOLLOWING SUMMARY IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE MORE DETAILED INFORMATION APPEARING ELSEWHERE IN THIS PROSPECTUS.

                                    THE OFFER

THE OFFER             Global High Income Dollar Fund Inc. (the "Fund") is
                      issuing to its shareholders of record ("Shareholders") as of the close of business on November 10, 2005 (the
                      "Record Date") non-transferable rights ("Rights") to subscribe for an aggregate of 6,509,889 shares of common stock ("Shares") of the Fund (the "Offer"). You will receive one Right for each whole Share you hold as of the Record Date, rounded up to the nearest number of Rights evenly divisible by three. You may subscribe for one (1) Share for each three (3) Rights you hold (the
                      "Primary Subscription").


SUBSCRIPTION PRICE    The subscription price per Share (the "Subscription
                      Price") will be the greater of (i) the net asset value
                      ("NAV") per share on December 20, 2005 (the "Expiration
                      Date") or (ii) 95% of the volume weighted average share price on the New York Stock Exchange on the Expiration
                      Date and the four preceding business days. See "The
                      Offer--Subscription Price."


SUBSCRIPTION PERIOD   Rights may be exercised at any time during the
                      subscription period (the "Subscription Period"), which starts on November 10, 2005 and ends at 5:00 p.m., Eastern time, on December 20, 2005. See "The Offer--Terms of the
                      Offer."


OVER-SUBSCRIPTION     The Fund may, at its discretion, issue up to an additional
PRIVILEGE             25% of the Shares in the Offer to honor
                      over-subscription requests if there are not enough Shares available from the Primary Subscription to honor all over-subscription requests (the "Over-Subscription
                      Privilege"). If sufficient Shares are not available to honor all over-subscriptions, the available Shares will be allocated among those who over-subscribe based on the number of Rights originally issued to them by the Fund, so that the number of Shares issued to Shareholders who subscribe pursuant to the Over-Subscription Privilege will generally be in proportion to the number of Shares owned by them in the Fund on the Record Date. The allocation process may involve a series of allocations to assure that the total number of Shares available for over-subscriptions is distributed on a pro-rata basis. See
                      "The Offer--Over-Subscription Privilege."

FRACTIONAL SHARES     Fractional Shares will not be issued upon the exercise of
                      Rights. In the case of Shares held of record by a broker-dealer, bank or other financial intermediary (each, a "Nominee"), the number of Rights issued to the Nominee will be adjusted to permit rounding up (to the nearest number of Rights evenly divisible by three) of the Rights to be received by each of the beneficial owners for whom it is the holder of record only if the Nominee provides to the Fund, on or before the close of business on December 15, 2005, a written representation of the number of Rights required for such rounding. See "The
                      Offer--Terms of the Offer."

PURPOSE OF THE OFFER  The Offer seeks to provide existing Fund Shareholders with the opportunity to purchase additional Shares at a price below market value.

                      The Fund's investment advisor, UBS Global Asset Management
                      (US) Inc. ("UBS Global AM"), believes that increasing the Fund's assets through the Offer will benefit the Fund and its Shareholders by allowing the Fund to take further advantage of available investment opportunities in a market environment believed to be conducive for investing and to reposition the Fund's portfolio in a more efficient manner. While there can be no assurance that any benefits will be realized, increasing the Fund's investment assets through the Offer is intended to:

                      - allow the Fund to increase its investments at a time when the Fund's investment advisor believes that the market is conducive for investing;

                      - allow repositioning of the portfolio in a more efficient manner;

                      - provide the Fund with the ability to make additional investments without selling current investments if otherwise not desirable;


                      -    marginally reduce the per Share expense ratio; and

                      -    possibly increase the NAV of the Fund.

                      The Offer allows you the opportunity to purchase additional Shares of the Fund at a price that will be below market value at the Expiration Date. See "The Offer--Purpose of the Offer."

NOTICE OF NAV         The Fund will suspend the Offer until it amends this
DECLINE OR INCREASE   Prospectus if, after the effective date of this
                      Prospectus, the Fund's NAV declines more than 10% from its NAV as of that date or the NAV increases to an amount greater than the net proceeds. If that occurs, the Fund will notify Shareholders of the decline or increase and permit Exercising Shareholders (as defined herein) to cancel exercise of their Rights. Shareholders will have their payment for additional shares returned to them if they opt to cancel the exercise of their Rights. See "The
                      Offer--Notice of NAV Decline or Increase."

HOW TO OBTAIN         Contact your broker, bank or trust company.
SUBSCRIPTION
INFORMATION           -    Contact The Altman Group, Inc. (the "Information
                           Agent") toll-free at 800-780 7438.

HOW TO SUBSCRIBE      You may subscribe in one of two ways:

                      - If your Shares are held in a brokerage, bank or trust account, have your broker, bank or trust company deliver a Notice of Guaranteed Delivery to the Subscription Agent by the Expiration Date. See "The Offer--Exercise of Rights" and "The Offer--Payment for Shares."

                      - If you own Shares directly (i.e., not through a broker or bank), deliver a completed Exercise Form and payment to Colbent Corporation (the "Subscription Agent") by the Expiration Date.

TAX CONSEQUENCES      For Federal income tax purposes, neither the receipt nor
                      the exercise of the Rights will result in taxable income to Shareholders. You will not realize a taxable loss if your Rights expire without being exercised. See "The
                      Offer--Certain Federal Income Tax Consequences of the
                      Offer."

USE OF PROCEEDS       The proceeds of the Offer will be invested in accordance
                      with the Fund's investment objectives and policies.
                      Investment of the proceeds is expected to take up to one month from their receipt by the Fund, but in no event later than three months, depending on market conditions and the availability of appropriate securities. See "Use of Proceeds."

                           IMPORTANT DATES TO REMEMBER

Record Date   November 10, 2005


Subscription Period*  November 10 - December 20, 2005


Deadline for delivery of Exercise Form together with payment of Estimated Subscription Price or for delivery of Notice of Guaranteed Delivery December 20, 2005


Expiration Date   December 20, 2005*


Deadline for payment of final Subscription Price pursuant to Notice of
Guaranteed Delivery   December 23, 2005*


Confirmation Date to Registered Shareholders**   December 27, 2005*


For Registered Shareholder Purchases--deadline for payment of unpaid balance if final Subscription Price is higher than Estimated Subscription Price
December 30, 2005*

----------
*        Unless the Offer is extended.
** Registered Shareholders are those shareholders who are the record owners of Fund shares (that is, their names appear directly on the records of the Fund's transfer agent) and whose shares are not held through a broker-dealer or other nominee or intermediary.

                                    THE FUND

THE FUND The Fund is a non-diversified, closed-end management investment company. The Fund was incorporated under the laws of the State of Maryland on February 23, 1993 and commenced operations on October 8, 1993. As of November 10, 2005, the Fund had _____ Shares outstanding. Shares of the Fund are traded on the NYSE under the symbol "GHI." As of November 10, 2005, the Fund's NAV was $____ and the Fund's last reported share price of a Share on the NYSE was $____. See "The Fund."

DISTRIBUTIONS         The Fund's Board adopted a managed distribution policy in
                      December 1999. Pursuant to the policy as in effect from December 1999 through early May 2005, the Fund made regular monthly distributions at an annualized rate equal to 11% of the Fund's net asset value, as determined as of the last trading day during the first week of that month
                      (usually a Friday, unless the NYSE is closed that Friday).
                      Effective with the June 2005 monthly distribution, the Board reduced the annualized rate for distributions from 11% to 9%. The Fund's Board may change or terminate the managed distribution policy at any time; any such change or termination may have an adverse effect on the market price for the Fund's shares.

                      To the extent that the Fund's taxable income in any fiscal year exceeds the aggregate amount distributed based on a fixed percentage of its net asset value, the Fund would make an additional distribution in the amount of that excess near the end of the fiscal year. To the extent that the aggregate amount distributed by the Fund (based on a fixed percentage of its net asset value) exceeds its current and accumulated earnings and profits, the amount of that excess would constitute a return of capital or net realized capital gains for tax purposes.

                      The actual sources of the Fund's monthly distributions may be net investment income, net realized capital gains, return of capital or a combination of the foregoing and may be subject to retroactive recharacterization at the end of the Fund's fiscal year based on tax regulations. The actual amounts attributable to each of these sources after recharacterization, if any, will be reported to Shareholders in January of each year on Form 1099-DIV.

                      Monthly distributions based on a fixed percentage of the Fund's net asset value may require the Fund to make multiple distributions of long-term capital gains during a single fiscal year. The Fund has received exemptive relief from the Securities and Exchange Commission that enables it to do so. The Fund's Board will reassess the annualized percentage of net assets at which the Fund's monthly distributions will be made no less frequently than annually.

                      The first regular monthly distribution to be paid on Shares acquired upon exercise of Rights will be the first monthly distribution the record date for which occurs after the issuance of the Shares. The Shares issued in the Offer would be entitled to the distribution that would be declared to Shareholders in January 2006. See

                      "Dividends and Other Distributions; Dividend Reinvestment Plan."

                      The Fund has established a Dividend Reinvestment Plan (" Dividend Reinvestment Plan") under which all Shareholders whose Fund Shares are registered in their own names, or in the name of UBS Financial Services Inc. or its nominee, have all dividends and other distributions on their Shares automatically reinvested in additional Shares of the Fund, unless such Shareholders elect to receive cash. Shareholders who hold their Shares in the name of a broker or nominee other than UBS Financial Services Inc. should contact such broker or other nominee to determine whether, or how, they may participate in the Dividend Reinvestment Plan. The ability of such Shareholders to participate in the Dividend Reinvestment Plan may change if their Shares are transferred into the name of another broker or nominee.

INVESTMENT            The Fund's primary objective is to achieve a high level of
OBJECTIVES AND        current income. As a secondary objective, the Fund seeks
POLICIES              capital appreciation, to the extent consistent with its
                      primary objective.

                      The Fund is designed for investors willing to assume additional risk in return for the potential for high current income. The Fund is not intended to be a complete investment program or to provide a diversified multi-asset class strategy. There is no assurance that the Fund will achieve its investment objectives.

                      Under normal market conditions, the Fund invests at least 65% of its total assets in debt securities of issuers located in emerging market countries. The Fund's investment in debt securities consists of (i) debt securities issued or guaranteed by governments, their agencies, instrumentalities or political subdivisions located in emerging market countries, or by central banks located in emerging market countries (collectively, "Sovereign Debt"); (ii) interests in issuers organized and operated for the purpose of securitizing or restructuring the investment characteristics of Sovereign Debt; and
                      (iii) debt securities issued by banks and other business entities located in emerging market countries or issued by banks and other business entities not located in emerging market countries but denominated in or indexed to the currencies of emerging market countries.

                      Under normal circumstances, the Fund invests at least 80% of its net assets in US dollar-denominated debt securities. The Fund may also invest up to 20% of its net assets in non-US dollar-denominated debt securities under normal circumstances. These investments may be denominated in the local currencies of emerging market countries, as well as in reserve currencies such as the British Pound Sterling. These non-US dollar-denominated investments may include debt securities (i) of issuers located in emerging market countries or (ii) of issuers not located in emerging market countries that are denominated in or indexed to the currencies of emerging market countries.

                      When UBS Global AM believes unusual circumstances warrant a defensive posture, the Fund temporarily may commit all or any portion of its assets to cash (US dollars or foreign currencies) or money market instruments of US or foreign issuers, including repurchase agreements. Under normal market conditions, the Fund may commit up to 20% of its net assets to cash (US dollars) as well as invest up to a total of 35% of its total assets in a combination of cash (US dollars) and US dollar-denominated money market instruments of US issuers, including repurchase agreements, for liquidity purposes (such as clearance of portfolio transactions, the payment of dividends and expenses and share repurchases) or as part of its ordinary investment activities. The Fund's investments in US dollar-denominated money market instruments are considered to be investments in US dollar-denominated debt securities for purposes of the 80% minimum noted above.

                      Currently, the Fund's U.S. dollar-weighted average duration is not expected to differ from the weighted average duration of the Fund's benchmark, the JP Morgan Emerging Markets Bond Index-Global by more than one year. As of September 30, 2005, the duration of the JP Morgan Emerging Markets Bond Index-Global was
                      6.69 years and the duration of Fund was 5.94 years.

                      Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with short durations.

                      The Fund's 80% policy is a "non-fundamental" policy. This means that this investment policy may be changed by the Fund's Board without Shareholder approval. However, the Fund has also adopted a policy to provide its Shareholders with at least 60 days' prior written notice of any change to this 80% policy. Management of the Fund is considering whether it would be beneficial to change this policy to permit greater flexibility for investment in non-US dollar denominated securities; Shareholders would receive advance notice of such a change. Such a change may or may not occur in the future.

                      As used in this Prospectus, emerging market countries generally include every country in the world other than the United States, Canada, Japan, Australia, New Zealand and most Western European countries. A list of the primary emerging market countries in which the Fund expects some or all of its investments to be made primarily is set forth on page 32. While the Fund generally is not restricted in the portion of its assets which may be invested in a single country or region, under normal conditions, the Fund's assets are invested in issuers located in at least three countries.

                      Debt securities held by the Fund may take the form of bonds, notes, bills, debentures, convertible securities, warrants (as defined herein), bank debt obligations, short-term paper, loan participations, assignments and interests issued by entities organized and operated for the purpose of restructuring the investment characteristics of Sovereign Debt. Some Sovereign Debt instruments in which the Fund invests are likely to be acquired at a discount.

                      Zero coupon securities of governmental or private issuers generally pay no cash interest to their holders prior to maturity. Accordingly, although the Fund will receive no payments on its zero coupon securities prior to their maturity or disposition, it will have income attributable to such securities, and it will be required, in order to maintain the desired tax treatment available to regulated investment companies under the federal income tax law, to include in its dividends the income attributable to its zero coupon securities. Such dividends will be paid from the cash assets of the Fund, from borrowings or by liquidating portfolio securities, if necessary, at a time that the Fund otherwise might not have done so. The risks associated with holding illiquid securities that are not readily marketable may be accentuated at such time.

                      See "Investment Objectives and Policies," "Other Investment Practices," "Special Considerations and Risk Factors," "Taxation" and "Additional Information About Investment Policies; Investment Limitations and Restrictions" in the SAI.

INVESTMENT ADVISOR    UBS Global AM is the Fund's investment advisor and
                      administrator ("Investment Advisor"). UBS Global AM, a
                      Delaware corporation, is located at 51 West 52nd Street,
                      New York, New York, 10019-6114. UBS Global AM is an investment advisor registered with the US Securities and Exchange Commission. As of June 30, 2005, UBS Global AM had approximately $50.1 billion in assets under management. UBS Global AM is an indirect wholly owned subsidiary of UBS AG ("UBS") and a member of the UBS
                      Global Asset Management Division, which had approximately
                      $535.3 billion in assets under management worldwide as of June 30, 2005. UBS is an internationally diversified organization headquartered in Zurich, Switzerland, with operations in many areas of the financial services industry.

                      As Investment Advisor, UBS Global AM receives from the Fund a fee, accrued weekly and paid monthly, in an amount equal to an annual rate of 1.25% on assets up to $200 million and 1.00% on assets above $200 million. See "Management of the Fund."

                      Because the advisory fee is based on the Fund's assets, and since the Offer is expected to result in an increase in the Fund's assets, UBS Global AM will benefit from the Offer by an increase in the dollar amount of the fee; Shareholders may also benefit from the offer because it may also marginally reduce the total expense ratio, even for non-participating shareholders.

SHARE REPURCHASES     In recognition of the possibility that the Shares could
AND TENDER OFFERS;    trade at a discount from NAV and that any such discount
CONVERSION TO OPEN-   may not be in the best interest of Shareholders, the
                      Fund's Board, in consultation with UBS Global AM, may also consider the possibility of

END FUND              making open-market Share repurchases or tender offers.

                      There can be no assurance that the Board will decide to undertake either of these actions or that, if undertaken, such actions will result in the Shares trading at a price that is equal or close to NAV per Share. The Board, in consultation with UBS Global AM, also may consider from time to time whether it would be in the best interests of the Fund and its Shareholders to convert the Fund to an open-end investment company, but there can be no assurance that the Board will conclude that such a conversion is in the Shareholders' best interests. See "Description of Capital Stock."

                     SPECIAL CONSIDERATIONS AND RISK FACTORS

         THIS PROSPECTUS CONTAINS CERTAIN STATEMENTS THAT MAY BE DEEMED TO BE "FORWARD-LOOKING STATEMENTS." ACTUAL RESULTS COULD DIFFER MATERIALLY FROM THOSE PROJECTED IN THE FORWARD-LOOKING STATEMENTS AS A RESULT OF UNCERTAINTIES SET FORTH BELOW AND ELSEWHERE IN THE PROSPECTUS. SEE "SPECIAL CONSIDERATIONS AND RISK FACTORS" FOR A MORE COMPLETE DESCRIPTION OF RISKS THAT MAY BE ASSOCIATED WITH AN INVESTMENT IN THE FUND.

DILUTION--NON-        Shareholders who do not fully exercise their Rights will
PARTICIPATION IN THE  experience dilution of their proportionate ownership
OFFER                 interest in the Fund and dilution of voting power.

POSSIBLE YIELD        It is possible that the Offer could result in dilution of
DILUTION              the Fund's gross yield. Dilution of the Fund's gross yield could occur if the proceeds of the Offer are invested in securities that provide a yield lower than the current portfolio yield. Any reduction in gross yield may be taken into account in further re-evaluations of the distribution rate paid under the Fund's managed distribution policy.

SHARE PRICE           Volatility in the market price of Shares may increase
VOLATILITY            during the rights offering period. The Offer may result in some Shareholders selling their Shares, which would exert downward price pressure on the price of Shares, while others wishing to participate in the Offer may buy Shares, having the opposite impact.

UNDER-SUBSCRIPTION    It is possible that the Offer will not be fully
                      subscribed. Under-subscription of the Offer could have an impact on the ratios and the net proceeds of the Offer.

GENERAL The Fund is designed for investors who are willing to assume additional risk in return for the potential for high income and, secondarily, capital appreciation. An investment in the Fund may be speculative in that it involves a high degree of risk and is not intended to serve as a complete investment program or provide a diversified multi-asset class strategy. There is no assurance that the Fund will achieve its investment objectives. Investors should carefully consider their ability to assume the risks of owning shares of an investment company that invests in lower-rated income securities before making an investment in the Fund. Past performance is no guarantee of future results.


RISKS ASSOCIATED      Investments in emerging market securities involve certain
WITH INVESTMENTS IN   considerations not typically associated with investing in
EMERGING MARKET       securities of US companies, including (i) currency
SECURITIES            devaluations and other currency exchange rate
                      fluctuations, (ii) political uncertainty and instability, including military coups, (iii) more substantial government involvement in the economy, (iv) higher rates of inflation, (v) less government supervision and regulation of the securities markets and participants in those markets, (vi) controls on foreign investment and limitations on repatriation of invested capital and on the Fund's ability to exchange local currencies for US dollars, and (vii) greater price volatility, substantially less liquidity and significantly smaller capitalization of securities markets. Interest and dividend income on emerging market securities may be subject to withholding and other taxes, which would reduce the yield on such securities to the Fund and which may not be recoverable by the Fund or its stockholders. In addition, because the Fund may invest up to 20% of its net assets in non-US dollar-denominated securities, changes in foreign currency exchange rates will affect the Fund's net asset value, the value of interest and dividends earned and gains and losses realized on the sale of securities denominated in foreign currencies. The operating expense ratio of the Fund can be expected to be higher than that of an investment company investing in US securities because certain expenses of investing in emerging market securities, such as custodial costs, are higher.

                      Only a limited market, if any, currently exists for hedging instruments relating to securities or currencies in most emerging market countries. Accordingly, the Fund may not be able to effectively hedge its currency exposure or investment in such markets.

RISKS ASSOCIATED      Investments in Sovereign Debt involve special risks.
WITH INVESTMENTS IN   Foreign governmental issuers of debt or the governmental
SOVEREIGN DEBT        authorities that control the repayment of the debt may be
                      unable or unwilling to repay principal or pay interest when due. In the event of default, there may be limited or no legal recourse in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Political conditions, especially a sovereign entity's willingness to meet the terms of its debt obligations, are of considerable significance. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of Sovereign Debt in the event of default under commercial bank loan agreements. In addition, there is no bankruptcy proceeding with respect to Sovereign Debt on which a sovereign has defaulted, and the Fund may be unable to collect all or any part of its investment in a particular issue. A sovereign debtor's willingness or ability to repay principal or pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject. Political changes or a deterioration of a country's domestic economy or balance of trade may also affect the willingness of countries to service their Sovereign Debt. Foreign investment in certain Sovereign
                      Debt is restricted or controlled to varying degrees, including requiring governmental approval for the repatriation of income, capital or proceeds of sales by foreign investors. These restrictions or controls may at times limit or preclude foreign investment in certain
                      Sovereign Debt and increase the costs and expenses of the Fund. A substantial portion of the Sovereign Debt in which the Fund may invest may be issued as part of debt restructurings, and such debt is to be considered speculative. There is a history of defaults with respect to commercial bank loans by public and private entities issuing such debt. All or a portion of the interest payments and/or repayment of principal with respect to such debt may be uncollateralized.

RISKS ASSOCIATED      The value of the debt securities held by the Fund, and
WITH INVESTMENTS IN   thus the net asset value per share of the Shares,
DEBT SECURITIES       generally will fluctuate with (i) changes in the perceived creditworthiness of the issuers of those securities, (ii) movements in interest rates, and (iii) changes in the relative values of the currencies in which the Fund's investments are denominated with respect to the US dollar. The extent of the fluctuation of the Fund's net asset value will depend on various other factors, such as the average maturity of the Fund's investments, the extent to which the Fund engages in borrowing and other leveraging transactions, the extent to which the Fund holds instruments denominated in foreign currencies and the extent to which the Fund hedges its interest rate, credit and currency exchange rate risks. Many of the debt obligations in which the Fund invests will have long maturities. A longer average maturity generally is associated with a higher level of volatility in the market value of such securities in response to changes in market conditions.

                      In addition, securities issued at a deep discount are subject to greater fluctuations of market value in response to changes in interest rates than debt obligations of comparable maturities that were not issued at a deep discount.

RISKS ASSOCIATED      A substantial portion of the Fund's assets may be invested
WITH LOWER RATED      in debt securities, including Sovereign Debt, that are
SECURITIES            rated below investment grade as determined by
                      internationally recognized securities rating organizations, such as Moody's Investors Service, Inc.
                      ('Moody's') or Standard & Poor's, a division of The
                      McGraw-Hill Companies, Inc. ('S&P'), or securities that are unrated but deemed by UBS Global AM to be of comparable quality. Debt securities rated BBB by S&P or Baa by Moody's, and comparable unrated securities, are considered to be investment grade, although such securities have speculative characteristics. Debt securities related below investment grade are sometimes referred to as "high yield" or "junk" bonds and are considered more speculative with respect to the issuer's ability to pay interest and repay principal.

                      Changes in economic conditions or other circumstances are more likely, in S&P's and Moody's view, to lead to a weakened capacity for the issuers of such securities to make interest and principal payments than is the case for higher grade debt securities. Debt securities rated below investment grade are deemed by S&P and Moody's to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal and to involve major risk exposures to adverse conditions. The lower grade securities in which the Fund may invest may include securities having the lowest ratings assigned by S&P or Moody's and, together with comparable unrated securities, may include securities in default or that face the risk of default with respect to the payment of principal or interest. These securities are considered to have extremely poor prospects of ever attaining any real investment standing. Lower grade debt securities generally offer a higher yield than that available from higher grade issues with similar maturities. However, lower grade debt securities involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuation in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress, which could adversely affect their ability to make payments of principal and interest on, and increase the possibility of default of, such debt securities. The market for lower grade debt securities generally is thinner and less active than that for higher quality securities.

                      As a result, the Fund could find it more difficult to sell such securities when UBS Global AM believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely traded. Although UBS Global AM attempts to minimize the speculative risks associated with investments in such securities through credit analysis, attention to current trends in interest rates and other factors and investments in a variety of securities, investors should carefully review the investment objectives and policies of the Fund and consider their ability to assume the investment risks involved before making an investment.

ILLIQUID SECURITIES   The Fund may invest without limitation in illiquid
                      securities. The Fund may not be able readily to dispose of such securities at prices that approximate those at which the Fund could sell such securities if they were more widely traded, and as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. See "Other Investment Practices--Illiquid
                      Securities."

MARKET PRICE AND      Although the Shares have traded at a premium to their NAV
NET ASSET VALUE OF    for ____ out of ____ weeks since ____, shares of
SHARES                closed-end management investment companies frequently
                      trade at a discount from their NAVs. Whether an investor will realize gains or losses upon the sale of Shares does not depend directly upon changes in the Fund's NAV, but rather upon whether the market price of the Shares at the time of sale is above or below the investor's purchase price for the Shares. This market risk is separate and distinct from the risk that the Fund's NAV may decrease.
                      Accordingly, the Shares are designed primarily for long-term investors. Investors in Shares should not view the Fund as a vehicle for trading purposes. See "Special
                      Considerations and Risk Factors--Market Price and Net
                      Asset Value of Shares" and "Capital Stock."

                      The net asset value of the Fund's Shares will fluctuate with interest rate changes, as well as with price changes of the Fund's portfolio securities.

ANTI-TAKEOVER         The Fund's Articles of Incorporation contain provisions
PROVISIONS            limiting (1) the ability of other entities or persons to
                      acquire control of the Fund, (2) the Fund's freedom to engage in certain transactions and (3) the ability of the Fund's directors or Shareholders to amend the Articles of Incorporation. These provisions of the Articles of Incorporation may be regarded as "anti-takeover" provisions. These provisions could have the effect of depriving the Shareholders of opportunities to sell their Shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a Shareholder who owns beneficially more than 5% of the Shares. They provide, however, the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund's management, investment objectives and policies.

                      See "Special Considerations and Risk
                      Factors--Anti-Takeover Provisions," and "Capital Stock--Certain Anti-Takeover Provisions of the Articles of Incorporation."

MARKET DISRUPTION     As a result of terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001, some of the US securities markets were closed for a four-day period.
                      These terrorist attacks and related events led to increased short-term market volatility. US military and related action in Iraq and Afghanistan and events in the Middle East could have significant adverse effects on US and world economies and markets. A similar disruption of the US or world financial markets could impact interest rates, secondary trading, ratings, credit risk, inflation and other factors relating to the Shares. See "Special
                      Considerations and Risk Factors--Market Disruption."

                                  FUND EXPENSES

FEES AND EXPENSES
      SHAREHOLDER TRANSACTION EXPENSES

      Sales Load (as a percentage of offering price)                                            None

      Dividend Reinvestment Plan Fees                                                           None

      ANNUAL EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS ATTRIBUTABLE TO SHARES)

      Investment Advisory and Administration Fees                                               1.20%

      Other Expenses (1)                                                                        0.14%

      Total Annual Expenses (2)                                                                 1.34%


(1) Other expenses have been estimated for the current fiscal year.

(2) The _____ expense ratio assumes that the offer is fully subscribed, yielding estimated net proceeds of $___________ (assuming a Subscription Price of $________ per Share) and that, as a result, based on the Fund's net asset attributable to Shareholders on __________ __, 2005 of $_________, the net assets attributable to Shareholders would be $__________. If the subscription rate of the Offer is less than 50%, "Other Expenses" would be .16% (a difference of 2 basis points). Accordingly, "Total Annual Expenses" would be 1.36% (a difference of 2 basis points).




         The above table is intended to assist the Fund's investors in understanding the various costs and expenses associated with investing in the Fund through the exercise of Rights.

EXAMPLE

         An investor would directly or indirectly pay the following expenses on a $1,000 investment in the Fund, assuming (i) a 5% annual return, (ii) reinvestment of all dividends and other distributions at NAV, and (iii) the percentage amounts listed under Annual Expenses above remain the same in the years shown:


            1 YEAR                       3 YEARS                      5 YEARS                     10 YEARS
            $   14                       $    42                      $    73                     $    161


         The above tables and the assumption in this example of a 5% annual return and reinvestment at NAV are required by regulations of the SEC applicable to all closed-end investment companies. The assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Fund's Shares. In addition, while this Example assumes reinvestment of all dividends and other distributions at net asset value, participants in the Fund's Dividend Reinvestment Plan will receive Shares at the market price in effect at that time if that price is lower than net asset value.

         THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, AND THE FUND'S ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                              FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS

         The following financial highlights table is intended to help you understand the Fund's financial performance. Certain information reflects financial results from a single Fund share. In the table, "total investment return" represents the rate that an investor would have earned on an investment in the Fund. The information in the financial highlights for the five years ended October 31, 2004 has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report appears in the Fund's Annual Report to Shareholders. The Fund's financial statements are included in the Fund's Annual and Semi-Annual Reports. The Annual and Semi-Annual Reports may be obtained without charge by calling 1-800-647 1568.

                                   FOR THE SIX
                                   MONTHS ENDED                               FOR THE YEARS ENDED OCTOBER 31
                                  APRIL 30, 2005      ---------------------------------------------------------------------------
                                    (UNAUDITED)          2004            2003            2002+           2001            2000
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD            $         16.43      $     15.92     $     14.14     $     14.16     $     14.42     $     13.66
---------------------------------------------------------------------------------------------------------------------------------
Net investment income                       0.45             0.98            1.02            1.04            1.24            1.48
---------------------------------------------------------------------------------------------------------------------------------
Net realized and
  unrealized gains from
  investment and foreign
  currency transactions                     0.43             1.27            2.44            0.52            0.10            0.71
---------------------------------------------------------------------------------------------------------------------------------
Net increase from
  investment operations                     0.88             2.25            3.46            1.56            1.34            2.19
---------------------------------------------------------------------------------------------------------------------------------
Dividends from net
 investment income                         (0.87)(2)        (0.97)          (1.13)          (1.31)          (1.15)          (1.48)
---------------------------------------------------------------------------------------------------------------------------------
Distributions from net
  realized gains from
  investment transactions                  (1.29)           (0.77)          (0.53)             --              --              --
---------------------------------------------------------------------------------------------------------------------------------
Distributions from
  paid-in-capital                             --               --           (0.02)          (0.27)          (0.46)             --
---------------------------------------------------------------------------------------------------------------------------------
Distributions in excess of
  net investment income                       --               --              --              --              --           (0.09)
---------------------------------------------------------------------------------------------------------------------------------
Total dividends and
  distributions to
  Shareholders                             (2.16)           (1.74)          (1.68)          (1.58)          (1.61)          (1.57)
---------------------------------------------------------------------------------------------------------------------------------
Net increase in net asset
  value resulting from
  repurchase of common stock                  --               --              --              --            0.01            0.14
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  END OF PERIOD                  $         15.15      $     16.43     $     15.92     $     14.14     $     14.16     $     14.42
---------------------------------------------------------------------------------------------------------------------------------
MARKET VALUE
  END OF PERIOD                  $         17.31      $     18.31     $     17.07     $     13.87     $     12.98     $     12.63
---------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT
  RETURN (1)                                5.52%           18.68%          36.52%          19.38%          15.80%          24.55%
---------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL
  DATA:
Net assets,
  end of period (000's)          $       294,530      $   319,359     $   309,516     $   274,968     $   275,205     $   281,955
---------------------------------------------------------------------------------------------------------------------------------
Expenses to average
  net assets                                1.43%*           1.40%           1.43%           1.43%           1.41%           1.39%
---------------------------------------------------------------------------------------------------------------------------------
Net investment income
  to average net assets                     5.78%*           6.18%           6.66%           7.23%           8.46%          10.12%
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                       86%             140%             53%             57%             51%             43%
---------------------------------------------------------------------------------------------------------------------------------

     *    Annualized.

     (1) Total investment return is calculated assuming a $10,000 purchase of common stock at the current market price on the first day of each period reported and a sale at the current market price on the last day of each period reported, and assuming reinvestment of dividends and other distributions at prices obtained under the Fund's Dividend Reinvestment Plan. Total investment return does not reflect brokerage commissions and has not been annualized for the period less than one year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or a sale of Fund shares.

     (2) The actual sources of the Fund's fiscal year 2005 dividends/distributions may be net investment income, net realized capital gains, return of capital or a combination of the foregoing and may be subject to retroactive recharacterization at the end of the Fund's fiscal year based on tax regulations. Shareholders will be informed of the tax characteristics of dividends/distributions after the close of the 2005 fiscal year.

     + As required, effective as of November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. The effect of this change for the year ended October 31, 2002 was to decrease net investment income per share by $0.02, increase net realized and unrealized gains from investment activities per share by $0.02, and decrease the ratio of net investment income to average net assets from 7.35% to 7.23%. Per share ratios and supplemental data for years prior to November 1, 2001 have not been restated to reflect this change in presentation.

                                    THE OFFER

TERMS OF THE OFFER

         The Fund is issuing to its Shareholders non-transferable Rights to subscribe for an aggregate of 6,509,889 Shares. The Fund may increase the number of Shares subject to subscription by up to 25% of the Shares, for an aggregate total of 8,137,361 Shares. Shareholders will receive one Right for each Share held as of the Record Date, rounded up to the nearest number of Rights evenly divisible by three. The Rights entitle a Shareholder to acquire, at the Subscription Price, one Share for each three Rights held. If you exercise all of the Rights issued to you, you also may subscribe for Shares which were not otherwise subscribed for by others in the Primary Subscription pursuant to the Over-Subscription Privilege.


                               SAMPLE CALCULATION

                  Primary Subscription Entitlement (1-for-3)
              ---------------------------------------------------
                   Number of Shares Owned on the Record Date =

     Number of Rights Issued*  102     Divided by 3 = 34 new shares


* Automatically rounded up to the nearest number of rights evenly divisible by three.


         Rights may be exercised at any time during the Subscription Period, which commences on November 10, 2005 and ends at 5:00 p.m., Eastern time, on December 20, 2005, unless extended by the Fund (such date, as it may be extended, is referred to in this Prospectus as the "Expiration Date").


         Fractional Shares will not be issued upon the exercise of Rights. In the case of Shares held of record by a broker-dealer, bank or other financial intermediary (each, a "Nominee"), the number or Rights issued to such Nominee will be adjusted to permit rounding up (to the nearest number of Rights evenly divisible by three) of the Rights to be received by each of the beneficial owners for whom it is the holder of record only if the Nominee provides to the Fund, on or before the close of business on December 20, 2005, a written representation of the number of Rights required for such rounding. Rounding will be applied on an account by account basis, therefore no aggregation of accounts will occur.

         The Rights are non-transferable. Therefore, only the underlying Shares will be listed for trading on the NYSE or any other exchange. For purposes of determining the number of Shares a Shareholder may acquire pursuant to the Offer, broker-dealers whose Shares are held of record by Cede & Co. ("Cede"), nominee for the Depository Trust Company, or by any other depository or nominee, will be deemed to be the holders of the Rights that are issued to [Cede] or such other depository or nominee on their behalf. Shares acquired pursuant to the Over-Subscription Privilege are subject to allotment, which is more fully discussed under "Over-Subscription Privilege."

         The Subscription Price will be the greater of the (i) NAV per share on December 20, 2005 ("the Expiration Date") or (ii) 95% of the volume weighted average share price on the New York Stock Exchange on the Expiration Date and the four preceding business days. Since the Expiration Date will be December 20, 2005 (unless the Fund extends the subscription period), Shareholders who choose to exercise their Rights will not know the Subscription Price at the time they exercise their Rights.

         The Rights will be evidenced by Exercise Forms which will be mailed to Shareholders. You may exercise your Rights by completing an Exercise Form and delivering it, together with payment by means of (i) a check or money order or
(ii) a Notice of Guaranteed Delivery to the Subscription Agent during the Subscription Period. The methods by which Rights may be Exercised and Shares paid for are set forth below in "Exercise of Rights" and "Payment for Shares."

PURPOSE OF THE OFFER

         The Offer seeks to provide existing Shareholders with an opportunity to purchase additional Shares at a price below market value, while permitting the Fund to take advantage of additional investment opportunities and/or reposition the Fund's portfolio in a more efficient manner. For example, as provided below under "Increased Portfolio Management Efficiency," the additional capital resulting from the rights offering would permit the Fund to purchase newly issued securities and/or provide the ability to increase current holdings without the need to raise capital by selling certain other existing positions and thus possibly paying transaction costs to sell those securities. If the Fund continues to trade at a premium, it will provide the potential for an accretive rights offering, which means that the Offer could increase NAV per Share for existing Shareholders due to the fact that the Subscription Price will likely exceed the NAV per Share on the Expiration Date.


         The Board has been advised by UBS Global AM that it believes Shareholders will benefit from the Offer. The Board was informed by UBS Global AM that investment opportunities are available, and that Shareholders could realize benefits from increased investment in such securities. However, there can be no assurance that the anticipated benefits discussed herein will occur as a result of the Offer or the investment of the Offer's proceeds. In addition, UBS Global AM, in recommending the Offer, disclosed to the Board its potential conflict of interest due to the fact that the increased investment in the Fund would increase the Fund's assets and thereby would result in the receipt of increased advisory fees.

         UBS Global AM informed the Board that it considered alternatives to the Offer such as a secondary offering or the employment of leverage. Due to the lack of historical precedence with regard to a secondary offering and the increased volatility relating to the use of leverage, UBS Global AM informed the Board that, in its view, these options were less desirable than the Offer.



         In determining that the initiation of the Offer and the proposed terms of the Offer were in the best interest of Shareholders, the Board considered a variety of factors, including those set forth below. In its considerations, the Board was presented with information relevant to these factors by UBS Global AM. The Board was also provided with materials by UBS Global AM on the current investing environment and outlook for the Fund. UBS Global AM informed the Board that it believed that the potential benefits of conducting the Offer mitigated the potential risks associated with the Offer, as described herein. The Board considered all of the materials presented to it by UBS Global AM, including the terms proposed by UBS Global AM, in recommending the Offer. The Board also established a Rights Offering Committee as a special committee of the Board to review the proposed terms of the Offer. The Rights Offering Committee met as it deemed necessary with management to review and discuss the proposed terms.

         OPPORTUNITY TO PURCHASE BELOW MARKET PRICE. The Offer affords existing Shareholders the opportunity to purchase additional Shares at a price that will be below market value at the Expiration Date. However, Shareholders who do not fully exercise their Rights will own, upon completion of the Offer, a smaller proportional interest in the Fund than they owned before the Offer. The Board took this into account in adopting the Subscription Price formula applicable to the Offer and selecting the ratio of Rights offered relative to the number of Shares held on the Record Date. See "Special Considerations and Risk Factors."


         POTENTIAL INCREASE IN NAV. If the Fund continues to trade at a premium, the Offer could increase the NAV of the Fund due to the fact that the discounted Subscription Price would likely exceed the NAV.


         INCREASED PORTFOLIO MANAGEMENT EFFICIENCY. In order to take advantage of new investment opportunities without the Offer, the Fund likely would be required to sell a portion of its existing investments at a time when generally country fundamentals are continuing to strengthen. The Offer provides the Fund with the ability to capitalize on new investment opportunities, allowing it to increase the total number of its holdings while maintaining its investment in existing assets.


         While UBS Global AM believes that the market is conducive for investing in debt securities of issuers located in emerging market countries, it has significant assets within "multi-asset portfolios," that are driven by both top-down and bottom-up portfolio construction considerations. Such portfolios look at various assets classes, including Emerging Market Debt, in the context of a more relative valuation perspective. Allocation decisions by multi-asset portfolios managed by UBS Global AM may or may not be consistent with the views of the underlying asset class teams and single strategy funds that they manage.


         MARGINAL REDUCTION IN EXPENSE RATIO. The Board was advised by UBS Global AM that the Fund could achieve additional economies of scale as a result of an increase in the Fund's total assets which would also benefit Shareholders who did not fully exercise their Rights. UBS Global AM believes that the increase in assets from the Offer may marginally reduce the Fund's expenses as a percentage of average net assets per Share over time because fixed costs would be spread over a greater number of Shares. Given the Fund's current size, the Fund's investment advisory and administrative fee is currently subject to a breakpoint discount. As a result, any additional shares purchased would benefit from this breakpoint discount and the proceeds from the Offer would further reduce the Fund's total annual expenses. However, the savings from such reduction is expected to be marginal and may be offset by the expenses of the Offer at first.


         The Board also considered the proposed terms of the Offer. The Board's decisions regarding the terms of the Offer included deliberations on, among other things, the benefits and drawbacks of conducting a non-transferable versus a transferable rights offering, the pricing structure of the Offer, the anticipated impact of the Offer on market price, the expenses of the Offer and the potential risks associated with the terms of the Offer. UBS Global AM and the Board determined that the overall potential benefits of the terms mitigated the associated risks.

         Therefore, the Board has determined that it is in the best interests of the Fund to increase the assets of the Fund available for investment through the Offer, so that the Fund will be in a better position to more fully take advantage of available investment opportunities in a market environment believed by UBS Global AM to be conducive for investing and to reposition the portfolio in a more efficient manner.


         UBS Global AM may also benefit from the Offer because its advisory fee is based on the assets of the Fund. See "Management of the Fund--Investment Advisor." It is not possible to state precisely the amount of additional compensation UBS Global AM might receive as a result of the Offer because it is not known how many Shares will be subscribed for and because the proceeds of the Offer will be invested in additional portfolio securities, which will fluctuate in value. However, if the Offer is fully subscribed, it would add (net of offering expenses) approximate1y $107,550,000 to the net assets of the Fund. This amount, assuming no fluctuation due to changes in the market, would add $1,075,500 to UBS Global AM's annual compensation based upon an advisory fee of 1.25% on assets up to $200 million and 1.00% on assets above $200 million. The Fund's assets could increase further if the Shares subject to the Over-Subscription Privilege considered by the Board were to be issued.


         The Board considered the possibility of a decline in the market price of Shares of the Fund. The Board was advised by UBS Global AM that if market conditions were to become less favorable, UBS Global AM may desire to reevaluate the Offer. UBS Global AM indicated to the Board that, should the Fund begin to trade at a significant discount to NAV, it would re-examine the Offer and may consider recommending cancellation of the Offer or a change in the terms of the Offer.

         The Fund will suspend the Offer until it amends this Prospectus if, after the effective date of this Prospectus, the Fund's NAV declines more than 10% from its NAV as of that date or the NAV increases to an amount greater than the net proceeds. In such event, the Fund will notify Shareholders and permit Exercising Shareholders to cancel exercise of their Rights. Shareholders will have their payment for additional Shares returned to them if they opt to cancel the exercise of their Rights.

         The Fund may, in the future and if approved by the Board, choose to make additional rights offerings for a number of Shares and on terms that may or may not be similar to this Offer. Any such future rights offering will be made in accordance with the then applicable requirements of the 1940 Act and the Securities Act of 1933, as amended ("Securities Act"). The Fund does not intend to conduct rights offerings on a routine basis.

         There can be no assurance that the Fund or its Shareholders will achieve any of the foregoing objectives or benefits through the Offer.

OVER-SUBSCRIPTION PRIVILEGE

         If some Shareholders do not exercise all of the Rights initially issued to them in the Primary Subscription, those Shares which have not been subscribed for will be offered, by means of the Over-Subscription Privilege, to Shareholders who have exercised all the Rights initially issued to them and who wish to acquire more than the number of Shares for which the Rights issued to them are exercisable. Shareholders who exercise all the Rights initially issued to them will be asked to indicate, on the Exercise Form which they submit with respect to the exercise of the Rights, how many Shares they are willing to acquire pursuant to the Over-Subscription Privilege. The Fund may, at its discretion, issue up to an additional 25% of the Shares in the Offer to honor over-subscription requests if sufficient Shares are not available from the Primary Subscription to honor all over-subscriptions. If sufficient Shares remain, all over-subscriptions will be honored in full. If sufficient Shares are not available to honor all over-subscriptions, the available Shares will be allocated among those who over-subscribe based on the number of Rights originally issued to them by the Fund, so that the number of Shares issued to Shareholders who subscribe pursuant to the Over-Subscription Privilege will generally be in proportion to the number of Shares owned by them in the Fund on the Record Date. The allocation process may involve a series of allocations to assure that the total number of Shares available for over-subscriptions is distributed on a pro-rata basis. The Over-Subscription Privilege may result in additional dilution of a Shareholder's ownership percentage and voting rights.


         The method by which Shares will be distributed and allocated pursuant to the Over-Subscription Privilege is as follows. Shares will be available for purchase pursuant to the Over-Subscription Privilege to the extent that the maximum number of shares is not subscribed for through the exercise of the Primary Subscription by the Expiration Date. In addition, the Fund may issue up to an additional 25% of Shares to honor over-subscription requests. If these Shares ("Excess Shares") are not sufficient to satisfy all subscriptions pursuant to the Over-Subscription Privilege, the Excess Shares will be allocated pro rata (subject to the elimination of fractional shares) among those holders of Rights exercising the Over-Subscription Privilege, in proportion, not to the number of shares requested pursuant to the Over-Subscription Privilege, but to the number of shares held on the Record Date; provided, however, that if this pro rata allocation results in any Shareholder being allocated a greater number of Excess Shares than the Shareholder subscribed for pursuant to the exercise of such Shareholder's Over-Subscription Privilege, then such Shareholder will be allocated only such number of Excess Shares as such Shareholder subscribed for and the remaining Excess Shares will be allocated among all other Shareholders exercising Over-Subscription Privileges. The formula to be used in allocating Excess Shares is as follows:


Shareholder's Record Date Position          X        Excess Shares Remaining
----------------------------------
Total Record Date Position by All
Over-Subscribers

THE SUBSCRIPTION PRICE

         The Subscription Price per Share will be the greater of (i) NAV per share on the Expiration Date or (ii) 95% of the volume weighted average share price on the New York Stock Exchange on the Expiration Date and the four preceding business days.


         The Fund announced the Offer after the close of trading on the NYSE on August 17, 2005. The NAV at the close of business on August 17, 2005 and November 10, 2005 was $15.73 and $_____, respectively, and the last reported share price of a Share on the NYSE on those dates was $17.55 and $_____, respectively. Since the Offer expires before the actual Subscription Price is determined, Shareholders who decide to acquire Shares on the Primary Subscription or pursuant to the Over-Subscription Privilege will not know the purchase price of such Share when they make such decision. Information about the Fund's NAV may be obtained by calling 800-780-7438.

EXPIRATION OF THE OFFER

         Rights will expire at 5:00 p.m., Eastern time, on the Expiration Date and thereafter may not be exercised, unless the Offer is extended.

         Any extension, termination, or amendment will be followed as promptly as practical by announcement thereof, such announcement in the case of an extension to be issued no later than 9:00 a.m., Eastern time, on the next business day following the previously scheduled Expiration Date. The Fund will not, unless otherwise obligated by law, have any obligation to publish, advertise, or otherwise communicate any such announcement other than by making a release to the Business Wire or such other means of announcement as the Fund deems appropriate.

SUBSCRIPTION AGENT

         The Subscription Agent is
Colbent Corporation, 161 Bay State Drive, Braintree, Massachusetts 02184, which will receive, for its administrative, processing, invoicing and other services as Subscription Agent, a fee estimated to be $35,000, which includes reimbursement for all out-of-pocket expenses related to the Offer. Shareholder questions or inquiries should be directed to Colbent Corporation, P.O. Box 859208, Braintree, Massachusetts 02185-9208. SIGNED EXERCISE FORMS SHOULD BE SENT TO COLBENT CORPORATION, by one of the methods described below:


  SUBSCRIPTION CERTIFICATE DELIVERY METHOD                   ADDRESS
---------------------------------------------   --------------------------------
By First-Class Mail                             Colbent Corporation
                                                P.O. Box 8592
                                                Braintree, MA 02185-9208

By Overnight Courier, Express Mail or By Hand   Colbent Corporation
                                                161 Bay State Drive
                                                Braintree, MA 02184

By Broker-Dealer or other Nominee brokerage     Shareholders whose Shares are
(Notice of Guaranteed Delivery)                 held in a bank or trust account
                                                may contact their broker or
                                                other nominee and instruct them
                                                to submit a Notice of Guaranteed
                                                Delivery and Payment on their
                                                behalf.

DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

INFORMATION AGENT

         Any questions or requests for assistance may be directed to the Information Agent at its telephone number and address listed below:

         The Altman Group, Inc.
         1275 Valley Brook Avenue
         Lyndhurst, New Jersey 07071
         Toll Free: 800-780 7438

You may also contact your bank, broker or other nominee for information with respect to the Offer.


         The Information Agent will receive a fee estimated to be approximately $31,000, which includes reimbursement for all out-of-pocket expenses related to its services as Information Agent.


EXERCISE OF RIGHTS

         Rights may be exercised by completing and signing the reverse side of the Exercise Form which accompanies this Prospectus and mailing it in the envelope provided, or otherwise delivering the completed and signed Exercise Form to the Subscription Agent, together with payment for the Shares as described below under "Payment for Shares." Completed Exercise Forms and related payments must be received by the Subscription Agent before 5:00 p.m., Eastern time, on or before the Expiration Date (unless payment is effected by means of a Notice of Guaranteed Delivery as described below under "Payment for Shares") at the offices of the Subscription Agent at the address set forth above. A Shareholder who exercises Rights pursuant to the Primary Subscription is hereinafter referred to as an "Exercising Shareholder." Rights may also be exercised through an Exercising Shareholder's broker, who may charge such Exercising Shareholder a servicing fee.

         Shareholders for whom there is not a current address ("stop mail" accounts) will not be mailed this Prospectus or other subscription materials. Shareholders whose record addresses on the Record Date are outside of the United States will not be mailed Exercise Forms. See "Restriction on Foreign Shareholders."

         EXERCISING SHAREHOLDERS WHO ARE RECORD OWNERS. Exercising Shareholders may choose between either option set forth under "Payment for Shares" below. If time is of the essence, option (2) will permit delivery of the Exercise Form and payment after the Expiration Date.

         INVESTORS WHOSE SHARES ARE HELD BY A BROKER-DEALER OR OTHER NOMINEE. Exercising Shareholders whose Shares are held by a nominee such as a broker-dealer, bank or trust company must contact the nominee to exercise their Rights. In that case, the nominee will complete the Exercise Form on behalf of the Exercising Shareholder and arrange for proper payment by one of the methods set forth under "Payment for Shares" below.

         NOMINEES. Nominees who hold Shares for the account of others should notify the respective beneficial owners of such Shares as soon as possible to ascertain such beneficial owners' intentions and to obtain instructions with respect to exercising the Rights. If the beneficial owner so instructs, the nominee should complete the Exercise Form and submit it to the Subscription Agent with the proper payment described under "Payment for Shares" below.

         All questions as to the validity, form, eligibility (including times of receipt and matters pertaining to beneficial ownership) and the acceptance of Exercise Forms and the Subscription Price will be determined by the Fund, which determinations will be final and binding. No alternative, conditional or contingent subscriptions will be accepted. The Fund reserves the absolute right to reject any or all subscriptions not properly submitted or the acceptance of which would, in the opinion of the Fund's counsel, be unlawful. The Fund also reserves the right to waive any irregularities or conditions, and the Fund's interpretations of the terms and conditions of the Offer shall be final and binding. Any irregularities in connection with subscriptions must be cured within such time as the Fund shall determine unless waived. Neither the Fund nor the Subscription Agent shall be under any duty to give notification of defects in such subscriptions or incur any liability for failure to give such notification. Subscriptions will not be deemed to have been made until such irregularities have been cured or waived.

PAYMENT FOR SHARES

         You may exercise your Rights and pay for Shares subscribed for pursuant to the Primary Subscription and Over-Subscription Privilege in one of the following ways:

         (1) DELIVER EXERCISE FORM AND PAYMENT TO THE SUBSCRIPTION AGENT BY THE EXPIRATION DATE:

         Exercising Shareholders may deliver to the Subscription Agent at any of the offices set forth above under "Subscription Agent" (i) a completed and executed Exercise Form indicating the number of Rights they have been issued and the number of Shares they are acquiring pursuant to the Primary Subscription, as well as the number of any additional Shares they would like to subscribe for under the Over-Subscription Privilege and (ii) payment for all such ordered Shares based on the Estimated Subscription Price of $____ per Share, both no later than 5:00 p.m., Eastern time, on the Expiration Date.

         The Subscription Agent will deposit all checks received by it for the purchase of Shares into a segregated interest bearing account of the Fund (the interest from which will belong to the Fund) pending proration and distribution of Shares.

         A PAYMENT PURSUANT TO THIS METHOD (1) MUST BE IN US DOLLARS BY MONEY ORDER OR CHECK DRAWN ON A BANK LOCATED IN THE UNITED STATES, (2) MUST BE PAYABLE TO "GLOBAL HIGH INCOME DOLLAR FUND INC." AND (3) MUST ACCOMPANY AN EXECUTED EXERCISE FORM FOR SUCH SUBSCRIPTION TO BE ACCEPTED. THIRD (OR MULTIPLE) PARTY CHECKS WILL NOT BE ACCEPTED.

         (2) CONTACT YOUR BROKER, BANK OR FUND COMPANY TO DELIVER NOTICE OF GUARANTEED DELIVERY TO THE SUBSCRIPTION AGENT BY THE EXPIRATION DATE:

         Exercising Shareholders may request a NYSE or National Association of Securities Dealers, Inc. member, bank or trust company (each a "nominee") to execute a Notice of Guaranteed Delivery (or equivalent electronic information) and deliver it, by facsimile or otherwise, to the Subscription Agent by 5:00 p.m., Eastern time, on the Expiration Date indicating (i) the number of Rights they wish to exercise, the number of Primary Subscription Shares they wish to acquire, and the number of Over-Subscription Privilege Shares for which they wish to subscribe and (ii) guaranteeing delivery of payment and a completed Exercise Form from such Exercising Shareholder by December 23, 2005. The Subscription Agent will not honor a Notice of Guaranteed Delivery unless the completed Exercise Form is received by the Subscription Agent by the close of Business on December 23, 2005 and full payment for the Shares is received by it by the close of business on December 23, 2005.


         On December 27, 2005 (the "Confirmation Date"), the Subscription Agent will send a confirmation to each Exercising Shareholder (or, if the Shares are held by a depository or other nominee, to such depository or other nominee), showing (i) the number of Shares acquired pursuant to the Primary Subscription, (ii) the number of Shares, if any, acquired pursuant to the Over-Subscription Privilege, (iii) the per Share and total purchase price for the Shares, and (iv) any additional amount payable by such Exercising Shareholder to the Fund or any excess to be refunded by the Fund to such Exercising Shareholder in each case based upon the final Subscription Price. Any additional payment required from an Exercising Shareholder must be received by the Subscription Agent by December 30, 2005 (the "Final Payment Date"). Any excess payment to be refunded by the Fund to an Exercising Shareholder will be mailed by the Subscription Agent to the holder as promptly as practicable after the Final Payment Date. In the case of any Shareholder who exercises his or her right to acquire Shares pursuant to the Over-Subscription Privilege, any excess payment which would otherwise be refunded to the Shareholder will be applied by the Fund toward payment for additional Shares acquired pursuant to exercise of the Over-Subscription Privilege. All payments by a Shareholder must be made in United States dollars by money order or check drawn on a bank located in the United States of America and payable to "Global High Income Dollar Fund Inc."

         WHICHEVER OF THE METHODS OF PAYMENT DESCRIBED ABOVE IS USED, ISSUANCE OF THE SHARES IS SUBJECT TO COLLECTION OF CHECKS AND ACTUAL RECEIPT OF THE PURCHASE PRICE BY THE FUND.

         If an Exercising Shareholder does not make payment of any additional amounts due by December 30, 2005, the Fund reserves the right to take any or all of the following actions: (i) apply any payment received by it toward the purchase of the greatest whole number of Shares which could be acquired by such Exercising Shareholder upon exercise of the Primary Subscription and/or Over-Subscription Privilege based on the amount of such payment; (ii) allocate the Shares subject to subscription rights to one or more other Shareholders;
(iii) sell all or a portion of the Shares deliverable upon exercise of subscription rights on the open market and apply the proceeds thereof to the amount owed; and/or (iv) exercise any and all other rights or remedies to which it may be entitled, including, without limitation, the right to set-off against payments actually received by it with respect to such subscribed Shares.

         AN EXERCISING SHAREHOLDER WILL NOT HAVE THE RIGHT TO CANCEL THE EXERCISE OF RIGHTS OR RESCIND A PURCHASE AFTER THE SUBSCRIPTION AGENT HAS RECEIVED PAYMENT, EITHER BY MEANS OF A NOTICE OF GUARANTEED DELIVERY OR A CHECK OR MONEY ORDER, EXCEPT AS DESCRIBED UNDER "THE OFFER--NOTICE OF NAV DECLINE OR INCREASE."

         The risk of delivery of Exercise Forms and payments to the Subscription Agent will be borne by the Exercising Shareholder and not the Fund, the Subscription Agent or the Information Agent. If the mail is used to exercise Rights, it is recommended that such Exercise Forms and payment be sent by registered mail, properly insured, with return receipt requested, and that a sufficient number of days be allowed to ensure delivery to the Fund and clearance of payment before 5:00 p.m., Eastern time, on the Expiration Date. Because uncertified personal checks may take at least five business days to clear and may, at the discretion of the Fund, not be accepted if not cleared before the Expiration Date, you are strongly encouraged to pay, or arrange for payment, by means of certified or bank cashier's check.

NOTICE OF NAV DECLINE OR INCREASE

         The Fund will suspend the Offer until it amends this Prospectus if, after the effective date of this Prospectus, the Fund's NAV declines more than 10% from its NAV as of that date or the NAV increases to an amount greater than the net proceeds. In such event, the Fund will notify Shareholders of any such decline or increase and permit Exercising Shareholders to cancel exercise of their Rights. Shareholders will have their payment for additional Shares returned to them if they opt to cancel the exercise of their Rights.

DELIVERY OF SHARE CERTIFICATES


         Registered Shareholders who are participants in the Fund's Dividend Reinvestment Plan will have any Shares that they acquire pursuant to the Offer credited to their Shareholder dividend reinvestment accounts in the Dividend Reinvestment Plan. Shareholders whose Shares are held of record by Cede or by any other depository or nominee on their behalf or their broker-dealers' behalf will have any Share that they acquire pursuant to the Offer credited to the account of Cede or such other depository or nominee. With respect to all other Shareholders, certificates for all Shares acquired pursuant to the Offer will be mailed after payment for all the Shares subscribed for has cleared, which clearance may take up to 15 days from the date of receipt of the Payment.


EMPLOYEE PLAN CONSIDERATIONS

         Shareholders that are, or acting on behalf of, employee benefit plans subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA") (including corporate savings and 401(k) plans), and plans that are subject to Code Section 4975, such as profit sharing/retirement plans for self-employed individuals and Individual Retirement Accounts (collectively, "Retirement Plans") should be aware that additional contributions of cash to Retirement Plans (other than rollover contributions or trustee-to-trustee transfers from other Retirement Plans) to exercise
Rights would be treated as Retirement Plan contributions and therefore, when taken together with contributions previously made, may be treated as excess or nondeductible contributions and may be subject to excise taxes. In the case of Retirement Plans qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), additional cash contributions could cause violations of the maximum contribution limitations of Section 415 of the Code or other qualification rules. Retirement Plans in which contributions are so limited should consider whether there is an additional source of funds available within the Retirement Plan, such as a reallocation from another investment option or other liquidation of assets, with which to exercise the Rights. Because the rules governing Retirement Plans are extensive and complex, Retirement Plans contemplating the exercise of Rights should consult with their counsel before such exercise.

         Retirement Plans and other tax exempt entities should also be aware that if they borrow to finance their exercise of Rights, they may become subject to the tax on unrelated business taxable income under Section 511 of the Code. If any portion of an Individual Retirement Account ("IRA") is used as security for a loan, the portion so used will be treated as a distribution to the IRA depositor.

         ERISA contains fiduciary responsibility requirements, and ERISA and the Code contain prohibited transactions rules that may affect the exercise of Rights. Due to the complexity of these rules and the penalties for noncompliance, Retirement Plans should consult with their counsel regarding the consequences of their exercise of Rights under ERISA and the Code.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE OFFER

         The following discussion summarizes the principal federal income tax consequences of the Offer to Shareholders and Exercising Shareholders. It is based upon the Code, US Treasury regulations, Internal Revenue Service rulings and policies and judicial decisions in effect on the date of this Prospectus. This discussion does not address all federal income tax aspects of the Offer that may be relevant to a particular Shareholder because of his or her individual circumstances or to Shareholders subject to special treatment under the Code (such as insurance companies, financial institutions, tax-exempt entities, dealers in securities, foreign corporations, and persons who are not citizens or residents of the United States), and it does not address any state, local or foreign tax consequences. Accordingly, each Shareholder should consult his or her own tax advisor as to the specific tax consequences of the Offer to him or her. Each Shareholder should also review the discussion of certain tax considerations affecting the Fund and Shareholders set forth under "Taxation" below.

         For federal income tax purposes, neither the receipt nor the exercise of the Rights by Shareholders will result in taxable income (or loss) to those Shareholders, and no gain or loss will be realized if the Rights expire without exercise.

         A Shareholder's holding period for a Share acquired upon exercise of a Right begins with the date of exercise. A Shareholder's basis for determining gain or loss upon the sale of a Share acquired upon the exercise of a Right will be equal to the sum of the Shareholder's basis in the Right, if any, and the Subscription Price per Share. The Shareholder's basis in the Right will be zero unless either (i) the fair market value of the Right on the date of distribution is 15% or more of the fair market value on such date of the Shares with respect to which the Right was distributed, or (ii) the Shareholder elects, on its federal income tax return for the taxable year in which the Right is received, to allocate part of the basis of such Shares to the Right. If either of clauses (i) and (ii) is applicable, then if the Right is exercised, the Exercising Shareholder will allocate its basis in the Shares with respect to which the Right was distributed between such Shares and the Right in proportion to the fair market values of each on the date of distribution. A Shareholder's gain or loss recognized upon a sale of a Share acquired upon the exercise of a Right will be a capital gain or loss (assuming the Share was held as a capital asset at the time of sale) and will be a long-term capital gain or loss if the Share was held at the time of sale for more than one year.

         The foregoing is only a summary of the applicable federal income tax laws presently in effect and does not include any state or local tax consequences of the Offer. Moreover, the foregoing does not address the many factors that may determine whether an investor will be liable for the federal alternative minimum tax. You should consult your own tax advisor concerning the tax consequences of this transaction.

SPECIAL CONSIDERATIONS

         Shareholders who do not fully exercise their Rights should expect that they will, at the completion of the Offer, own a smaller proportional interest in the Fund than would otherwise be the case if they exercised their Rights. The Fund cannot determine the extent of this dilution at this time because it does not know what proportion of the Fund's Shares will be purchased as a result of the Offer.

         Shareholders may experience dilution in their holdings because they will indirectly bear the expenses of the Offer, which are paid by the Fund. Further, Shareholders that do not submit subscription requests pursuant to the Over-Subscription Privilege may also experience dilution in their holdings if the Fund offers additional Shares for subscription. As of November 10, 2005, the Fund's Shares traded at a ___% premium above NAV. Although some rights offerings may also experience NAV dilution, if the Fund's Shares trade at a premium above NAV as of the Expiration Date, the Fund estimates that such dilution, if any, would be minimal. See "Special Considerations and Risk Factors--Dilution; Effect of Non-Participation in the Offer." Except as described in this Prospectus, you will have no right to rescind your subscription requests after receipt of your payment for Shares by the Subscription Agent.

RESTRICTION ON NON-US SHAREHOLDERS

         Shareholders on the Record Date whose record addresses are outside the United States will be given written notice of the Offer; however, Exercise Forms will not be mailed to such Shareholders. The Rights to which those Exercise Forms relate will be held by the Subscription Agent for such non-US Shareholders' accounts until instructions are received in writing with payment to exercise the Rights. If no such instructions are received by the Expiration Date, such Rights will expire. See "Subscription Agent."

                                 USE OF PROCEEDS


         Assuming all Shares offered hereby are sold at an estimated Subscription Price of $_____ per share (the "Estimated Subscription Price"), the net proceeds of the Offer will be approximately $_________________, after deducting expenses payable by the Fund estimated at approximately $___________. The net proceeds of the Offer will be invested in accordance with the Fund's investment objectives and policies. See "Investment Objectives and Policies." UBS Global AM anticipates that investment of the net proceeds may take up to one month (but in no event later than three months from the date of this Prospectus) from their receipt by the Fund, depending on market conditions and the availability of appropriate securities. Pending such investment, the proceeds will be held in obligations of the US Government, its agencies or instrumentalities, or highly rated money market instruments.


                                    THE FUND

         The Fund is a non-diversified, closed-end management investment company and has registered under the Investment Company Act of 1940 ("1940 Act"). The Fund was incorporated under the laws of the State of Maryland on February 23, 1993 and commenced operations on October 8, 1993. As of November 10, 2005, the Fund has _______________ Shares of common stock issued and outstanding. As of November 10, 2005, the Fund's total assets were $____________________.

         The Fund's common stock is traded on the New York Stock Exchange, Inc. ("NYSE") under the symbol "GHI." The Fund's principal office is located at 51 West 52nd Street, New York, New York 10019-6114, and its telephone number is 212-882-5000.

                          DESCRIPTION OF CAPITAL STOCK

         The Fund is authorized to issue 100 million shares of capital stock, $.001 par value. The Board is authorized to classify and reclassify any unissued shares of capital stock from time to time by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or terms and conditions of redemption of such shares by the Fund. The information contained under this heading is subject to the provisions contained in the Fund's Articles of Incorporation and By-Laws.


         There were __________ Shares outstanding as of the Record Date. Assuming that all Rights are exercised an additional ______________ Shares will be issued. The Fund may, at its discretion, issue up to an additional 25% of the Shares in the Offer to honor over-subscription requests if sufficient Shares are not available from the Primary Subscription to honor all over-subscriptions.

         As of November 4, 2005, to the best of the Fund's knowledge, there was no person who controlled the Fund.

SHARE PRICE AND NAV

         The Fund's Shares are publicly held and have been listed and are trading on the NYSE. The following table sets forth for the quarters indicated the high and low closing prices per Share on the NYSE, the corresponding NAV, the percentage premium or discount at such closing prices, and the number of Shares traded. The NAV as of the close of business on November 10, 2005 was $____ and the last reported sales price of a Share that day was $_____, representing a ___% premium to NAV.

                   MARKET                                   MARKET
                    PRICE     CORRESPONDING     PREMIUM/    PRICE       CORRESPONDING       PREMIUM/
  QUARTER           HIGH       NET ASSET       (DISCOUNT)    LOW          NET ASSET        (DISCOUNT)      TRADING
  ENDING             (1)        VALUE(2)          (2)        (1)           VALUE (2)           (2)         VOLUME
-----------------  -------   -------------     ----------   ------      -------------      ----------    ----------
Fiscal 2003
 January 31, 2003   $15.38          $14.72          4.48%   $13.84             $14.17           (2.33)%   1,343,300
   April 30, 2003    16.15           15.79          2.28     14.86              14.68            1.23     2,004,900
    July 31, 2003    17.98           16.78          7.15     16.26              15.94            2.01     3,055,700
 October 31, 2003    17.42           16.06          8.47     15.40              15.22            1.18     1,926,100

Fiscal 2004
 January 31, 2004    18.30           16.24         12.68     17.07              15.92            7.22     1,643,200
   April 30, 2004    18.90           16.34         15.67     15.38              15.67           (1.85)    2,887,400
    July 31, 2004    16.75           15.48          8.20     13.85              14.73           (5.97)    2,442,100
 October 31, 2004    18.34           16.34         12.24     16.75              15.48            8.20     1,782,000

Fiscal 2005
 January 31, 2005    20.04           16.89         18.65     17.08              15.59            9.54     2,927,800
   April 30, 2005    19.48           15.86         22.82     16.44              15.39            6.85     1,675,300
    July 31, 2005    17.48           15.15         15.37     15.85              15.28            3.74     1,504,600

----------
(1)  As reported by the NYSE.
(2) Based on the Fund's computations, on the day that the high or low market price was recorded or the nearest date on which the Fund calculated its NAV as the Fund does not calculate its NAV each day.

         Shares of the Fund have traded at both a premium to NAV and a discount to NAV. There can be no assurance that Shares will trade at premium to NAV in the future.

                       INVESTMENT OBJECTIVES AND POLICIES

         The Fund's primary investment objective is to achieve a high level of current income. As a secondary objective, the Fund seeks capital appreciation, to the extent consistent with its primary objective. The Fund is designed for investors willing to assume additional risk in return for the potential for high current income. The Fund is not intended to be a complete investment program or provide a diversified multi-asset class strategy. There is no assurance that the Fund will achieve its investment objectives.

         Under normal market conditions, the Fund invests at least 65% of its total assets in debt securities of issuers located in emerging market countries. The Fund's investment in debt securities will consist of (i) debt securities issued or guaranteed by governments, their agencies, instrumentalities or political subdivisions located in emerging market countries, or by central banks located in emerging market countries (collectively, "Sovereign Debt"); (ii) interests in issuers organized and operated for the purpose of securitizing or restructuring the investment characteristics of Sovereign Debt; and (iii) debt securities issued by banks and other business entities located in emerging market countries or issued by banks and other business entities not located in emerging market countries but denominated in or indexed to the currencies of emerging market countries. Under normal circumstances, the Fund invests at least 80% of its net assets in US dollar-denominated debt securities.

         As used in this Prospectus, emerging market countries generally include every country in the world other than the United States, Canada, Japan, Australia, New Zealand and most Western European countries. Currently, investing in many emerging market countries may not be desirable or feasible, due to the lack of adequate custody arrangements for the Fund's assets, overly burdensome repatriation and similar restrictions, the lack of organized and liquid securities markets, unacceptable political risks or other reasons. The Fund expects its investments in emerging market securities to be made primarily in some or all of the following emerging market countries:

Algeria                                                      Lithuania
Argentina                                                    Latvia
Bolivia                                                      Malaysia
Botswana                                                     Mexico
Brazil                                                       Morocco
Bulgaria                                                     Nigeria
Chile                                                        Oman
China                                                        Pakistan
Columbia                                                     Panama
Costa Rica                                                   Peru
Croatia                                                      Philippines
Czech Republic                                               Poland
Dominican Republic                                           Portugal
Ecuador                                                      Romania
Estonia                                                      Russia
Ghana                                                        Slovakia
Greece                                                       Slovenia
Hungary                                                      Singapore
India                                                        South Africa
Indonesia                                                    Thailand
Israel                                                       Trinidad & Tobago
Ivory Coast                                                  Turkey
Jamaica                                                      Uruguay
Jordan                                                       Ukraine
Kazakhstan                                                   Venezuela
Kenya                                                        Zambia
Korea                                                        Zimbabwe
Lebanon

         As opportunities to invest in debt securities in other emerging market countries develop, the Fund expects to expand and further diversify the emerging market countries in which it invests. While the Fund generally is not restricted in the portion of its assets which may be invested in a single country or region, under normal conditions, the Fund's assets are invested in issuers located in at least three countries.

         Debt securities held by the Fund may take the form of bonds, notes, bills, debentures, convertible securities, warrants (as defined herein), bank debt obligations, short-term paper, loan participations, assignments and interests issued by entities organized and operated for the purpose of restructuring the investment characteristics of Sovereign Debt. These securities may include US dollar-denominated bonds sold in the United States ("Yankee bonds") and bonds denominated in US dollars or other currencies and sold to investors outside the United States ("Eurobonds"). The Fund is not subject to restrictions on the maturities of the debt securities it holds.

         Some Sovereign Debt instruments in which the Fund invests are likely to be acquired at a discount. Pursuant to the Internal Revenue Code, the Fund is required to accrue a portion of any original issue discount with respect to such securities as income each year even though the Fund does not receive interest payments in cash during the year which reflect the discount so accrued. The Fund may also elect similar treatment for any market discount with respect to such securities. As a result, the Fund expects to make annual distributions of net investment income in amounts greater than the total amount of cash it actually receives. Such distributions may be made from the cash assets of the Fund, from borrowings or by liquidation of portfolio securities. Such liquidation of portfolio securities may be made at times or in market conditions or at market prices that may not be advantageous to the Fund. The risks associated with holding securities that are not readily marketable may be accentuated at such time. See "Special Considerations and Risk Factors--Illiquid Securities" and "Taxation."

         Under normal circumstances, the Fund invests at least 80% of its net assets in US dollar-denominated debt securities. The Fund may also invest up to 20% of its net assets in non-US dollar-denominated debt securities under normal circumstances. These investments may be denominated in the local currencies of emerging market countries, as well as in reserve currencies such as the British Pound Sterling, the Euro, the Canadian Dollar, the Japanese Yen and the Swiss Franc. Although the Fund is permitted to engage in a wide variety of investment practices designed to hedge against currency exchange rate risks with respect to its holdings of non-US dollar-denominated debt securities, the Fund may be limited in its ability to hedge against these risks. These non-US dollar-denominated investments may include debt securities (i) of issuers located in emerging market countries or (ii) of issuers not located in emerging market countries that are denominated in or indexed to the currencies of emerging market countries. The Fund may, in the future, seek Board approval to increase the percentage of net assets that may be invested in non-US dollar-denominated debt securities. UBS Global AM may recommend such an increase to, among other things, enable the Fund to more closely track a benchmark index it uses as a reference. See "Other Investment Practices--Strategic Transactions."


         When UBS Global AM believes unusual circumstances warrant a defensive posture, the Fund temporarily may commit all or any portion of its assets to cash (US dollars or foreign currencies) or money market instruments of US or foreign issuers, including repurchase agreements. Under normal market conditions, the fund may commit up to 20% of its net assets to cash (US dollars) as well as invest up to a total of 35% of its total assets in a combination of cash (US dollars) and US dollar-denominated money market instruments of US issuers, including repurchase agreements, for liquidity purposes (such as clearance of portfolio transactions, the payment of dividends and expenses and share repurchases) or as part of its ordinary investment activities. The fund's investments in US dollar-denominated money market instruments are considered to be investment in US dollar-denominated debt securities for purposes of the 80% minimum noted earlier.

         UBS Global AM selectively invests the Fund's assets in securities of issuers in countries where the combination of fixed income market returns, the price appreciation potential of fixed income securities and, with respect to non-US dollar-denominated securities, currency exchange rate movements present opportunities for high current income and, secondarily, capital appreciation. Assets are allocated among various countries based upon UBS Global AM's analysis of credit risk of the universe of emerging market country issuers and the factors noted above. Emerging market country sovereign credit analysis may include an evaluation of the issuing country's total debt levels, currency reserve levels, net exports/imports, overall economic growth, level of inflation, currency fluctuation, political and social climate and payment history. Particular debt securities may be selected based upon credit risk analysis of potential issuers, the characteristics of the security and interest rate sensitivity of the various debt issues for a single issuer, analysis of volatility and liquidity of these particular debt instruments, and the tax implications of various instruments to the Fund. The debt securities in which the Fund may invest will not be required to meet a minimum rating standard and may not be rated by any internationally recognized securities rating organization.

         As of the end of the fiscal year ended October 31, 2004, the Fund had 89.8% of its dollar weighted average portfolio in debt securities that received a rating from an internationally recognized securities rating organization, and 6.0% of its dollar weighted average portfolio in debt securities that were not so rated. The Fund had the following percentages of its dollar weighted average portfolio invested in rated securities:
A/A--4.7%, BBB/Baa--25.9%, BB/Ba--41.3%, and B/B--8.6%, CCC/Caa--9.3%,
Non-Rated--6.0%, Cash Equivalents and Other assets less liabilities--4.2%. It should be noted that this information reflects the average composition of the Fund's assets as of the end of the fiscal year ended October 31, 2004 and is not necessarily representative of the Fund's assets as of any other time in that period, the current fiscal year or at any time in the future.

LOAN PARTICIPATIONS AND ASSIGNMENTS

         The Fund may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign government and one or more financial institutions ("Lenders"). The Fund's investments in Loans are expected in most instances to be in the form of participations in Loans ("Participations") and assignments of all or a portion of Loans ("Assignments") from third parties. Participations typically will result in the Fund having a contractual relationship only with the Lender, not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no direct right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan ("Loan Agreement"), nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. The Fund will acquire Participations only if the Lender interpositioned between the Fund and the borrower is determined by UBS Global AM to be creditworthy. When the Fund purchases Assignments from Lenders, the Fund will acquire direct rights against the borrower on the Loan. However, since Assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

         The Fund may have difficulty disposing of Assignments and Participations. Because there is no liquid market for such securities, the Fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and on the Fund's ability to dispose of particular Assignments or Participations when necessary to meet the Fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower.

STRUCTURED INVESTMENTS

         The Fund may invest a portion of its assets in interests in entities organized and operated solely for the purpose of securitizing or restructuring the investment characteristics of Sovereign Debt. This type of securitizing or restructuring involves the deposit with or purchase by a US or foreign entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities ("Structured Investments") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Investments to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Investments is dependent on the extent of the cash flow on the underlying instruments. Because Structured Investments of the type in which the Fund invests typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments.

         The Fund is permitted to invest in a class of Structured Investments that is either subordinated or not subordinated to the right of payment of another class. Subordinated Structured Investments typically have higher yields and present greater risks than unsubordinated Structured Investments. Structured Investments are typically sold in private placement transactions, and there currently is no active trading market for Structured Investments.

OTHER INVESTMENTS

         ZERO COUPON SECURITIES. The Fund may invest in "zero coupon" and other deep discount securities of governmental or private issuers. Zero coupon securities generally pay no cash interest to their holders prior to maturity. Accordingly, such securities usually are issued and traded at a deep discount from their face or par value and generally are subject to greater fluctuations of market value in response to changing interest rates than securities of comparable maturities and credit quality that pay cash interest on a current basis.

         Federal tax law requires that a holder of a zero coupon security accrue a portion of the original issue discount on the security as income each year, even though the holder receives no interest payment on the security during the year. Federal tax law also requires that companies such as the Fund which seek to qualify for pass-through federal income tax treatment as regulated investment companies distribute substantially all of their net investment income each year, including non-cash income. Accordingly, although the Fund will receive no payments on its zero coupon securities prior to their maturity or disposition, it will have income attributable to such securities and it will be required, in order to maintain the desired tax treatment, to include in its dividends an amount equal to the income attributable to its zero coupon securities. Such dividends will be paid from the cash assets of the Fund, from borrowings or by liquidation of portfolio securities, if necessary, at a time that the Fund otherwise might not have done so. To the extent the Fund is required to liquidate thinly traded securities, it may be able to sell such securities only at prices lower than if such securities were more widely traded. To the extent the proceeds from any such dispositions are used by the Fund to pay distributions, it will not be able to purchase additional income-producing securities with such proceeds, and as a result its current income ultimately may be reduced. See "Taxation."

         PRIVATE PLACEMENTS. The Fund may invest in emerging market securities that are sold in private placement transactions between their issuers and their purchasers and that are neither listed on an exchange nor traded in the OTC secondary market. In many cases, privately placed securities will be subject to contractual or legal restrictions on transfer. As a result of the absence of a public trading market, privately placed securities may in turn be less liquid and more difficult to value than publicly traded securities. Although privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales could, due to illiquidity, be less than those originally paid by the Fund or less than if such securities were more widely traded. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by the Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration.

         CONVERTIBLE SECURITIES. The Fund may invest in convertible securities, which are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a specified amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest generally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics, and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases. Most convertible securities currently are issued by US companies, although a substantial Eurodollar convertible securities market has developed, and the markets for convertible securities denominated in local currencies are increasing. The Fund generally does not convert any convertible securities it may own into common stock or hold them as common stock, although it may do so for temporary purposes.

         EQUITY SECURITIES. The Fund may acquire equity securities (including common stocks, rights and warrants for equity and fixed income securities) when attached to fixed income securities or as part of a unit including fixed income securities, or in connection with a conversion or exchange of fixed income securities. The prices of equity securities generally fluctuate more than other securities and reflect changes in a company's financial condition and in overall market and economic conditions. It is possible that the Fund may experience a substantial or complete loss on an individual equity security.

         WARRANTS. The Fund may acquire warrants for equity securities, debt securities and commodities that are acquired as units with debt securities. Warrants are securities permitting, but not obligating, their holder to subscribe for other securities or commodities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date. The Fund generally expects to sell any common stock or commodity received upon the exercise of a warrant as promptly as practicable and in a manner that it believes will reduce its risk of a loss in connection with the sale.

         INVESTMENT IN OTHER INVESTMENT COMPANIES. The Fund may invest in other investment companies whose investment objectives and policies are consistent with those of the Fund. In accordance with the 1940 Act, the Fund may purchase the securities of other investment companies if immediately thereafter not more than (i) 3% of the total outstanding voting stock of any such company is owned by the Fund, (ii) 5% of the Fund's total assets, taken at market value, would be invested in any one such company, (iii) 10% of the Fund's total assets, taken at market value, would be invested in such securities, and (iv) the Fund, together with other investment companies having the same investment adviser and companies controlled by such companies, owns not more than 10% of the total outstanding stock of any one closed-end investment company. If the Fund acquires shares in other investment companies, stockholders would bear both their proportionate share of expenses in the Fund (including investment advisory and administrative fees) and, indirectly, the expenses of such investment companies (including investment advisory and administrative fees).

         INDEXED DEBT SECURITIES. The Fund may invest in debt securities issued by banks and other business entities not located in emerging market countries that are indexed to certain specific foreign currency exchange rates. The terms of such securities provide that their principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the exchange rate between two currencies while the obligations are outstanding. While such securities offer the potential for an attractive rate of return, they also entail the risk of loss of principal. New forms of such securities continue to be developed. The Fund may invest in such securities to the extent consistent with its investment objectives.

                           OTHER INVESTMENT PRACTICES

STRATEGIC TRANSACTIONS

         The Fund may use options (both exchange-traded and OTC) and forward currency contracts to attempt to enhance income and realize gains and also may attempt to reduce the overall risk of its investments (hedge) by using options, futures contracts and forward currency contracts. Hedging strategies may also be used in an attempt to manage the Fund's average duration, foreign currency exposure and other risks of the Fund's investments, which can affect fluctuations in the Fund's net asset value. The Fund's ability to use these strategies may be limited by market conditions, regulatory limits and tax considerations. There can be no assurance that the use of these strategies will succeed. The SAI contains further information on these strategies.

         The Fund may purchase and sell call and put options on bond indices and securities in which the Fund is authorized to invest for hedging purposes or to enhance income. The Fund also may purchase and sell interest rate futures contracts and options thereon, may purchase and sell covered straddles on securities, bond indices or currencies or options on futures contracts on securities or currencies. The Fund may enter into options, futures contracts and forward currency contracts under which up to 100% of the Fund's portfolio is at risk.

         The Fund may enter into forward currency contracts for the purchase or sale of a specified currency at a specified future date, either with respect to specific transactions or with respect to its portfolio positions. For example, when UBS Global AM anticipates making a currency exchange transaction in connection with the purchase or sale of a security, the Fund may enter into a forward contract in order to set the exchange rate at which the transaction will be made. The Fund also may enter into a forward contract to sell an amount of a foreign currency approximating the value of some or all of the Fund's securities positions denominated in such currency. The Fund may use forward contracts in one currency or a basket of currencies to hedge against fluctuations in the value of another currency when UBS Global AM anticipates there will be a correlation between the two and may use forward currency contracts to shift a Fund's exposure to foreign currency fluctuations from one country to another. The purpose of entering into these contracts is to minimize the risk to the Fund from adverse changes in the relationship between the US and foreign currencies. The Fund may also purchase and sell foreign currency futures contracts, options thereon and options on foreign currencies to hedge against the risk of fluctuations in market value of foreign securities the Fund holds in its portfolio, or that it intends to purchase, resulting from changes in foreign exchange rates. In addition, the Fund may purchase and sell options on foreign currencies and use forward currency contracts to enhance income.

         The Fund may enter into interest rate protection transactions, including interest rate swaps, caps, floors and collars, to preserve a return or spread on a particular investment or portion of its portfolio, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date or to effectively fix the rate of interest that it pays on one or more borrowings or series of borrowings. The Fund enters into interest rate protection transactions only with banks and recognized securities dealers believed by UBS Global AM to present minimal credit risks in accordance with guidelines established by the Fund's Board.

         The Fund might not employ any of the strategies described above, and no assurance can be given that any strategy used will succeed. If UBS Global AM incorrectly forecasts interest or currency exchange rates, market values or other economic factors in utilizing a strategy for the Fund, then the Fund would have been in a better position if it had not hedged at all. The use of these strategies involves certain special risks, including (i) the fact that skills needed to use hedging instruments are different from those needed to select the Fund's securities, (ii) possible imperfect correlation, or even no correlation, between price movements of hedging instruments and price movements of the investments being hedged, (iii) the fact that, while hedging strategies can reduce the risk of loss, they can also reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in hedged investments, and (iv) the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain "cover" or to segregate securities in connection with hedging transactions and the possible inability of the Fund to close out or to liquidate its hedged position.

         Only a limited market, if any, currently exists for hedging instruments relating to securities or currencies in most emerging market countries. Accordingly, under present circumstances, the Fund does not anticipate that it normally will be able to effectively hedge its currency exposure or investment in such markets.

         New financial products and risk management techniques continue to be developed. The Fund may use these instruments and techniques to the extent consistent with its investment objectives and regulatory and tax considerations.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

         The Fund may purchase securities on a "when-issued" basis or may purchase or sell securities on a "delayed delivery" basis, i.e., for issuance or delivery to the Fund later than the normal settlement date for such securities at a stated price and yield. The Fund generally would not pay for such securities or start earning interest on them until they are received. However, when the Fund undertakes a when-issued or delayed delivery obligation, it immediately assumes the risks of ownership, including the risk of price fluctuation. When the Fund agrees to purchase securities on a when-issued or delayed delivery basis, its custodian will set aside in a segregated account cash or liquid securities, marked to market daily, in an amount at least equal to the amount of the commitment. Failure of the issuer to deliver a security purchased by the Fund on a when-issued or delayed delivery basis may result in the Fund's incurring a loss or missing an opportunity to make an alternative investment. Depending on market conditions, the Fund's when-issued and delayed delivery purchase commitments could cause its net asset value per Share to be more volatile, because such securities may increase the amount by which the Fund's total assets, including the value of when-issued and delayed delivery securities held by the Fund, exceed its net assets.

LEVERAGE AND BORROWING

         The Fund may, although it has no intention to do so as of the date of this Prospectus, engage in borrowings for investment purposes to the extent permitted under the 1940 Act. For more information, see "Additional Information about Investment Policies and Restrictions" in the SAI.

LENDING OF PORTFOLIO SECURITIES

         The Fund is authorized to lend up to 33 1/3% of the total value of its portfolio securities to broker-dealers or institutional investors that UBS Global AM deems qualified, but only when the borrower maintains acceptable collateral with the Fund's custodian in an amount, marked to market daily, at least equal to the market value of the securities loaned, plus accrued interest and dividends. Acceptable collateral is limited to cash, US government securities and irrevocable letters of credit that meet certain guidelines established by UBS Global AM. The Fund may reinvest any cash collateral in money market instruments or other short-term liquid investments, including repurchase agreements and other investment companies. The Fund may also reinvest cash collateral in private investment vehicles similar to money market funds, including one managed by UBS Global AM. In determining whether to lend securities to a particular broker-dealer or institutional investor, UBS Global AM will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower. The Fund will retain authority to terminate any loans at any time. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash held as collateral to the borrower or placing broker. The Fund will retain authority to terminate any loan at any time. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash held as collateral to the borrower or placing broker. The Fund will receive reasonable interest on the loan or a flat fee from the borrower and amounts equivalent to any dividends, interest or other distributions on the securities loaned. The Fund will regain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights, when regaining such rights is considered to be in the Fund's interest.

         Pursuant to procedures adopted by the board governing the fund's securities lending program, UBS Securities LLC ("UBS Securities"), another wholly owned indirect subsidiary of UBS AG, has been retained to serve as lending agent for the fund. The board also has authorized the payment of fees (including fees calculated as a percentage of invested cash collateral) to UBS Securities for these services. The board periodically reviews all portfolio securities loan transactions for which UBS Securities has acted as lending agent. UBS Securities and other affiliated broker-dealers have also been approved as borrowers under the fund's securities lending program.

ILLIQUID SECURITIES

         The Fund may invest without limitation in illiquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities and includes, among other things, restricted securities (other than Rule 144A securities UBS Global AM has determined are liquid pursuant to guidelines established by the Fund's Board) and repurchase agreements maturing in more than seven days.

         Illiquid restricted securities may be sold only in privately negotiated transactions or in public offerings with respect to which a registration statement is in effect under the Securities Act of 1933 ("1933 Act").

         Such securities include those that are subject to restrictions contained in the securities laws of other countries. However, securities that are freely marketable in the country where they are principally traded, but would not be freely marketable in the United States, will not be considered illiquid. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell.

         While certain restricted securities may be illiquid, not all restricted securities are illiquid. In recent years, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because the securities are sold in transactions not requiring registration. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments. For further information on illiquid securities, see "Special Considerations and Risk Factors--Illiquid Securities."

REPURCHASE AGREEMENTS

     The Fund may use repurchase agreements. Repurchase agreements are transactions in which the Fund purchases securities or other obligations from a bank or securities dealer (or its affiliate) and simultaneously commits to resell them to the counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. The Fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special "tri-party" custodian or sub-custodian that maintains separate accounts for both the fund and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such obligations.

        Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by the Fund upon acquisition is accrued as interest and included in its net investment income. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty's insolvency. If the seller or guarantor become insolvent, a fund may suffer delays, costs and possible losses in connection with the disposition of collateral. The Fund intends to enter into repurchase agreements only in transactions with counterparties believed by UBS Global AM to present minimum credit risks.

TEMPORARY AND DEFENSIVE INVESTMENTS

         When UBS Global AM believes circumstances warrant a defensive posture, the Fund temporarily may commit all or any portion of its assets to cash (US dollars or foreign currencies) or money market instruments of US or foreign issuers, including repurchase agreements. In addition, the Fund may commit up to 35% of its assets to cash (US dollars) or US dollar-denominated money market instruments of US issuers, including repurchase agreements, for liquidity purposes (such as clearance of portfolio transactions, the payment of dividends and expenses and share repurchases) or pending investment.

OTHER INFORMATION

         The Fund's investment objectives, its classification as a non-diversified investment company and certain investment limitations as described in the SAI are fundamental policies that may not be changed without stockholder approval. All other investment policies may be changed by the Fund's Board without stockholder approval.

PORTFOLIO TURNOVER

         The Fund's portfolio turnover rate may vary from year to year and will not be a limiting factor when UBS Global AM deems portfolio changes appropriate. Higher portfolio turnover (100% or more) will result in higher Fund expenses, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and on reinvestment in other securities and may result in more short-term capital gains. The portfolio turnover rate is calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the long-term securities in the portfolio during the year.

                     SPECIAL CONSIDERATIONS AND RISK FACTORS

         An investment in the Shares of the Fund involves a high degree of risk. You should carefully consider the following risk factors in addition to the other information set forth in this Prospectus. For additional information about the risks that may be associated with an investment in the Fund, see "Additional Information About Investment Policies; Investment Limitations and Restrictions" in the SAI.

         DILUTION; EFFECT OF NON-PARTICIPATION IN THE OFFER. As a result of the terms of the Offer, Shareholders who do not fully exercise their Rights, including the Over-Subscription Privilege, will, at the completion of the Offer, own a smaller proportional interest in the Fund than they owned before the Offer. Although some rights offerings may also experience NAV dilution, if the Fund's Shares trade at a premium above NAV, the Fund estimates that such dilution, if any, would be minimal. Since October 8, 1993 (commencement of operations), Shares of the Fund have traded at various times at, above and below the NAV.

         YIELD DILUTION (ACCRETION). It is possible that the Offer could result in dilution of the Fund's gross yield. Dilution of the Fund's gross yield could occur if the proceeds of the Offer are invested in securities that provide a yield below current portfolio yield. Any reduction in gross yield may be taken into account in further re-evaluations of the distribution rate paid under the Fund's managed distribution policy. It is also possible that the Offer could have the opposite effect and result in the accretion of the Fund's yield which would occur if the proceeds of the Offer are invested in securities that provide a yield above the Fund's current portfolio yield.

         SHARE PRICE VOLATILITY. Volatility in the market price of Shares may increase during the rights offering period. The Offer may result in some Shareholders selling their Shares, which could exert downward price pressure on the price of Shares, while others wishing to participate in the Offer may buy Shares, having the opposite impact.

         UNDER-SUBSCRIPTION. It is possible that the Offer will not be fully subscribed. Under-subscription of the Offer could have an impact on the ratios and the net proceeds of the Offer.

         MARKET PRICE AND NAV OF SHARES. Although the Shares have traded at a premium to their NAV for ___ out of ___ weeks since November 10, 2005, shares of closed-end investment companies such as the Fund frequently trade at a discount to their net asset values. The last time the Shares traded at a discount was in _______________. Whether an investor will realize gains or losses upon the sale of Shares will not depend directly upon changes in the Fund's net asset value, but will depend upon whether the market price of the Shares at the time of sale is above or below the investor's purchase price for the Shares. The market price of Shares is determined by such factors as relative demand for and supply of Shares in the market, general market and economic conditions, changes in the Fund's net asset value and other factors beyond the control of the Fund. This market risk is separate and distinct from the risk that the Fund's net asset value may decrease. Accordingly, the Shares are designed primarily for long-term investors. Investors in the Shares should not view the Fund as a vehicle for trading purposes. Since its initial public offering, Shares have traded at various times at both a discount and a premium to NAV. The risk that the Shares may trade at a discount to NAV may be greater for investors expecting to sell their Shares in a relatively short period of time. Since the inception of the Fund in October 1993, the longest consecutive period during which the Shares of the Fund traded at a discount to NAV was ____ weeks and the longest consecutive period during which Shares of the Fund traded at a premium to NAV was approximately _____ weeks. The Fund cannot predict whether the Shares will trade in the future at, above or below NAV.



GENERAL RISK FACTORS RELATED TO THE FUND'S INVESTMENTS


         Investments in Emerging Market Securities. Investments in emerging market securities involve risks relating to political and economic developments abroad, as well as those that result from the differences between the regulations to which US and emerging market issuers are subject. The economies of individual emerging market countries may differ favorably or unfavorably from the US economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

         With respect to any emerging market country, there is the possibility of nationalization, expropriation or confiscatory taxation, political changes, governmental regulation, social instability, terrorist attacks or diplomatic developments (including war) which could affect adversely the economies of such countries or the value of the Fund's investments in those countries.

         Foreign investment in certain emerging market country debt securities is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain emerging market country debt securities and increase the costs and expenses of the Fund. Certain emerging market countries require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain emerging market countries may also restrict investment opportunities in issuers in industries deemed important to national interests.

         Emerging market countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market country's balance of payments, the country could impose temporary restrictions on foreign capital remittances. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. Investing in local markets in emerging market countries may require the Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Fund.

         No established secondary markets may exist for many of the emerging market country debt securities in which the Fund may invest. Reduced secondary market liquidity may have an adverse effect on market price and the Fund's ability to dispose of particular instruments when necessary to meet its liquidity requirements or in response to specific economic events such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain emerging market country debt securities may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value. Market quotations are generally available on many emerging country debt securities only from a limited number of dealers and may not necessarily represent firm bids of those dealers or prices for actual sales.

         Disclosure and regulatory standards in many respects are less stringent in emerging market countries than in the US and other major markets. There also may be a lower level of monitoring and regulation of emerging markets and the activities of investors in such markets, and enforcement of existing regulations has been extremely limited.

         Many of the emerging market securities held by the Fund are not registered with the SEC, nor are the issuers thereof subject to SEC reporting requirements. Accordingly, there may be less publicly available information concerning foreign issuers of securities held by the Fund than is available concerning US companies. Foreign companies, and in particular, companies in smaller and emerging capital markets are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory requirements comparable to those applicable to US companies. The Fund's net investment income and/or capital gains from its foreign investment activities may be subject to non-US withholding taxes.

         Additionally, because the Fund may invest up to 20% of its net assets in non-US dollar-denominated securities, changes in foreign currency exchange rates will affect the Fund's net asset value, the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income to be distributed to shareholders by the Fund. If the value of a foreign currency rises against the US dollar, the value of Fund assets denominated in such currency will increase; correspondingly, if the value of a foreign currency declines against the US dollar, the value of Fund assets denominated in such currency will decrease. The exchange rates between the US dollar and other currencies can be volatile and are determined by factors such as supply and demand in the currency exchange markets, international balances of payments, government intervention, speculation and other economic and political conditions. In addition, some foreign currency values may be volatile and there is the possibility of governmental controls on currency exchange or governmental intervention in currency markets. Any of these factors could affect the Fund.

         The costs attributable to foreign investing that the Fund must bear frequently are higher than those attributable to domestic investing; this is particularly true with respect to emerging capital markets. For example, the cost of maintaining custody of foreign securities exceeds custodian costs for domestic securities, and transaction and settlement costs of foreign investing also frequently are higher than those attributable to domestic investing. Costs associated with the exchange of currencies also make foreign investing more expensive than domestic investing. Investment income on certain foreign securities in which the Fund may invest may be subject to foreign withholding or other government taxes that could reduce the return of these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Fund would be subject.

         Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security due to settlement problems could result either in losses to the Fund due to subsequent declines in the value of such portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

SOVEREIGN DEBT

         Investments in Sovereign Debt involve special risks. Certain emerging market countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the Fund may have limited legal recourse in the event of default.

         Sovereign Debt differs from debt obligations issued by private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Legal recourse is therefore limited. Political conditions, especially a sovereign entity's willingness to meet the terms of its debt obligations, are of considerable significance. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of Sovereign Debt in the event of default under commercial bank loan agreements.

         A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject. A country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international price of such commodities. Increased protectionism on the part of a country's trading partners, or political changes in those countries, could also adversely affect its exports. Such events could diminish a country's trade account surplus, if any, or the credit standing of a particular local government or agency.

         Another factor bearing on the ability of a country to repay Sovereign Debt is the level of the country's international reserves. Fluctuations in the level of these reserves can affect the amount of foreign exchange readily available for external debt payments and, thus, could have a bearing on the capacity of the country to make payments on its Sovereign Debt.

         To the extent that a country has a current account deficit (generally when exports of merchandise and services are less than the country's imports of merchandise and services plus net transfers (e.g., gifts of currency and goods) to foreigners), it will need to depend on loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and inflows of foreign investment. The access of a country to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of a government to make payments on its obligations. In addition, the cost of servicing debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

         The occurrence of political, social or diplomatic changes in one or more of the countries issuing Sovereign Debt could adversely affect the Fund's investments. Political changes or a deterioration of a country's domestic economy or balance of trade may affect the willingness of countries to service their Sovereign Debt. Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments, such as military coups, have occurred in the past in countries in which the Fund may invest and could adversely affect the Fund's assets should these conditions or events recur. While UBS Global AM intends to manage the Fund's portfolio in a manner that will minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause the Fund to suffer a loss of interest or principal on any of its holdings.

         With respect to Sovereign Debt of emerging market issuers, investors should be aware that certain emerging market countries are among the largest debtors to commercial banks and foreign governments. At times certain emerging market countries have declared moratoria on the payment of principal and interest on external debt.

         Since 1982, certain emerging market countries have experienced difficulty in servicing their Sovereign Debt on a timely basis which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds ("Brady Bonds" are debt securities issued under the framework of the Brady Plan, an initiative announced by former US Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness), and obtaining new credit to finance interest payments. Holders of Sovereign Debt, including the Fund, may be requested to participate in the rescheduling of such debt and to extend further loans to sovereign debtors. The interests of holders of Sovereign Debt could be adversely affected in the course of restructuring arrangements or by certain other factors referred to below. Furthermore, some of the participants in the secondary market for Sovereign Debt may also be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of certain issuers of Sovereign Debt. There is no bankruptcy proceeding by which Sovereign Debt on which a sovereign has defaulted may be collected in whole or in part.

         Foreign investment in certain Sovereign Debt is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in such Sovereign Debt and increase the costs and expenses of the Fund. Certain countries in which the Fund will invest require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain emerging market issuers may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. Investing in local markets may require the Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Fund.

INVESTMENTS IN DEBT SECURITIES

         The value of the debt securities held by the Fund, and thus the net asset value per Share, generally will fluctuate with (i) changes in the perceived creditworthiness of the issuers of those securities, (ii) movements in interest rates, and (iii) changes in the relative values of the currencies in which the Fund's investments are denominated with respect to the US dollar.
The extent of the fluctuation of the Fund's net asset value will depend on various other factors, such as the average maturity of the Fund's investments, the extent to which the Fund engages in borrowing and other leveraging transactions, the extent to which the Fund holds instruments denominated in foreign currencies and the extent to which the Fund hedges its interest rate, credit and currency exchange rate risks. Many of the debt obligations in which the Fund will invest have long maturities. A longer average maturity generally is associated with a higher level of volatility in the market value of such securities. In addition, securities issued at a deep discount are subject to greater fluctuations of market value in response to changes in interest rates than debt obligations of comparable maturities that do not trade at such a discount. See "Investment Objectives and Policies--Other Investments--Zero Coupon Securities."

         Lower grade debt securities frequently have call or buy-back features which permit an issuer to call or repurchase the security from the Fund. If an issuer exercises these provisions in a declining interest rate market, the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. The risk of loss due to default by the issuer is also significantly greater for the holders of lower grade securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. To the extent the Fund is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings, the Fund may incur additional expenses and may have limited legal recourse in the event of a default. Debt securities issued by governments in emerging markets can differ from debt obligations issued by private entities in that remedies from defaults generally must be pursued in the courts of the defaulting government, and legal recourse is therefore diminished.

Although UBS Global AM attempts to minimize the speculative risks associated with investments in lower grade securities through diversification, credit analysis and attention to current trends in interest rates and other factors, investors should carefully review the investment objectives and policies of the Fund and consider their ability to assume the investment risks involved before making an investment.

         CERTAIN RISKS ASSOCIATED WITH INVESTMENTS IN LOWER-RATED SECURITIES. Investors should carefully consider their ability to assume the risks of owning shares of an investment company that invests in lower-rated income securities before making an investment in the Fund. Most of the securities in which the Fund invests are below investment grade quality. Securities rated below investment grade are also known as "junk bonds." There is a greater possibility that adverse changes in the financial condition of the issuer, or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuers of these securities to make payments of interest and principal. The inability (or perceived inability) of these issuers to make timely payment of interest and principal would likely make the values of securities held by the Fund more volatile and could limit the Fund's ability to sell the securities at prices approximating the values the Fund had placed on such securities. In the absence of a liquid trading market for securities held by it, the Fund may at times find it more difficult to establish the fair market value of such securities.

         The Fund may invest in securities that are rated Ca or lower by Moody's, CC or lower by S&P, comparably rated by another Rating Agency or, if unrated, are determined to be of equivalent quality by UBS Global AM. Moody's and S&P's descriptions of securities in the lower rating categories, including their speculative characteristics, are set forth in the Appendix. Investment in these securities is extremely speculative and involves significant risk. These securities frequently do not produce income while they are outstanding and may require the Fund to bear certain extraordinary expenses in order to protect and recover its investment. Therefore, to the extent the Fund pursues its secondary investment objective of capital appreciation through investment in these securities, the Fund's ability to achieve current income for its Shareholders may be diminished.

         The Fund will also be subject to significant uncertainty as to when, in what manner and for what value the obligations evidenced by securities of bankrupt issuers will eventually be satisfied (e.g., through a liquidation of the obligor's assets, an exchange offer or plan of reorganization involving these securities or a payment of some amount in satisfaction of the obligation). If the Fund participates in negotiations with respect to any exchange offer or plan of reorganization with respect to the issuer of these securities, the Fund may be restricted from disposing of the securities that it holds until the exchange offer or reorganization is completed. In addition, even if an exchange offer is made or plan of reorganization is adopted with respect to the securities held by the Fund, there can be no assurance that the securities or other assets received by the Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by the Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale.

         Securities ratings are based largely on the issuer's historical financial condition and the Rating Agencies' analysis at the time of rating. Securities ratings are not a guarantee of quality and may be lowered after the Fund has acquired the security. Also, Rating Agencies may fail to make timely changes in credit ratings in response to subsequent events. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition, which may be better or worse than the rating would indicate. The rating assigned to a security by a Rating Agency does not reflect an assessment of the volatility of the security's market value or of the liquidity of an investment in the security.

         Changes in a Rating Agency's rating of any income security or in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the value of portfolio securities generally will not affect cash income derived from such securities, but will affect the Fund's net asset value. The Fund will not necessarily dispose of a security when its rating is reduced below the rating at the time of purchase, although UBS Global AM will monitor all investments to determine whether continued investment is consistent with the Fund's investment objectives. Because of the greater number of investment considerations involved in investing in lower-rated income securities, the achievement of the Fund's investment objectives will depend more on UBS Global AM'S analytical abilities than would be the case if it were investing primarily in securities in the higher rating categories.

         The values of lower-rated income securities, like those of other income securities, generally fluctuate in response to changes in interest rates. Thus, a decrease in interest rates will generally result in an increase in the value of such securities. Conversely, during periods of rising interest rates, the value of such securities will generally decline. These fluctuations can be expected to be greater for investments in income securities with longer maturities than for investments in income securities with shorter maturities. The secondary market prices of lower-rated securities are often affected to a lesser extent by changes in interest rates and to a greater extent by changes in general economic conditions and business conditions affecting the issuers of such securities and their respective industries. Negative publicity or investor perceptions may also adversely affect the values of lower-rated securities.

         In order for the Fund to enforce its rights in the event of a default on lower-rated securities, the Fund may be required to take possession of and manage collateral securing the issuer's obligations. This may increase the Fund's operating expenses and adversely affect the Fund's net asset value. The Fund may also be limited in its ability to enforce its rights and may incur greater costs in enforcing its rights in the event an issuer becomes the subject of bankruptcy proceedings. In addition, the Fund may be required to participate in a restructuring of the obligation.

         Some or all of the securities in which the Fund invests may, when purchased, be illiquid or may subsequently become illiquid. In many cases, lower-rated income securities may be purchased in private placements and, accordingly, will be subject to restrictions on resale as a matter of contract or under the securities laws. It may be more difficult to determine the fair value of such securities for purposes of computing the Fund's net asset value. Like higher-rated income securities, lower-rated income securities generally are purchased and sold through dealers who make a market in such securities for their own accounts. However, there are fewer dealers in the lower-rated income securities market, and that market may be less liquid than the market for higher-rated income securities, even under normal economic conditions. As a result, during periods of high demand in the lower-rated securities market, it may be difficult to acquire lower-rated securities that are appropriate for investment by the Fund. Adverse economic conditions and investor perceptions thereof (whether or not based on economic reality) may impair liquidity in the lower-rated securities market and may cause the prices that the Fund receives for its lower-rated income securities to be reduced. In addition, the Fund may experience difficulty in liquidating a portion of its portfolio when necessary to meet the Fund's liquidity needs or in response to a specific economic event, such as deterioration in the creditworthiness of the issuers. Under such conditions, judgment may play a greater role in valuing certain of the Fund's portfolio instruments than in the case of instruments trading in a more liquid market.

         Although UBS Global AM attempts to minimize the speculative risks associated with investments in such securities through diversification, credit analysis and attention to current trends in interest rates and other factors, investors should carefully review the investment objectives and policies of the Fund and consider their ability to assume the investment risks involved before making an investment.

ILLIQUID SECURITIES

         The Fund may invest without limitation in illiquid securities. To the extent the Fund invests in illiquid securities, it may not be able readily to dispose of such securities at prices that approximate those at which it could sell such securities if they were more widely traded; and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. The risks associated with these investments will be accentuated in situations in which the Fund's operations require cash, such as if the Fund tenders for its Shares or when it pays dividends or other distributions, and could result in the Fund's borrowing to meet short-term cash requirements or incurring capital losses on the sale of these investments. The lack of a liquid secondary market may make it more difficult for the Fund to assign a value to those securities for purposes of valuing its portfolio and calculating its net asset value.

NON-DIVERSIFICATION.

         The Fund is "non-diversified," as defined in the 1940 Act, but intends to continue to qualify as a "regulated investment company" for federal income tax purposes. See "Taxation" in the SAI. This means, in general, that more than 5% of the Fund's total assets may be invested in securities of an issuer but only if, at the close of each quarter of the Fund's taxable year, the aggregate amount of such holdings does not exceed 50% of the value of its total assets and no more than 25% of the value of its total assets is invested in the securities of a single issuer. To the extent the Fund's portfolio at times may include the securities of a smaller number of issuers than if it were "diversified" (as defined in the 1940 Act), the Fund will at such times be subject to greater risk with respect to its portfolio securities than an investment company that invests in a broader range of securities, because changes in the financial condition or market assessment of a single issuer may cause greater fluctuations in the net asset value of the Fund's shares.

ANTI-TAKEOVER PROVISIONS.

         The Fund's Articles of Incorporation contain provisions limiting (1) the ability of other entities or persons to acquire control of the Fund, (2) the Fund's freedom to engage in certain transactions and (3) the ability of the Fund's directors or Shareholders to amend the Articles of Incorporation. These provisions of the Articles of Incorporation may be regarded as "Anti-Takeover" provisions. These provisions could have the effect of depriving the Shareholders of opportunities to sell their Shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a Shareholder who owns beneficially more than 5% of the Shares. They provide, however, the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund's management, investment objectives and policies. See "Capital Stock--Certain Anti-Takeover Provisions of the Articles of Incorporation."

MARKET DISRUPTION.

         As a result of terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001, some of the US securities markets were closed for a four-day period. These terrorist attacks and related events led to increased short-term market volatility. US military and related action in Iraq and Afghanistan and events in the Middle East could have significant effects on US and world economies and markets. The Fund does not know how long the securities markets will continue to be affected by these events and cannot predict the effects of the military action or similar events in the future on the US economy and securities markets. A similar disruption of the US or world financial markets could impact interest rates, secondary trading, ratings, credit risk, inflation and other factors relating to the Shares.

                             MANAGEMENT OF THE FUND

         The overall management of the business and affairs of the Fund is vested with its Board. The Board approves all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund's agreements with its investment advisor and administrator, custodian and transfer and dividend disbursing agent and registrar. The day-to-day operations of the Fund have been delegated to its officers and to UBS Global AM, subject to the Fund's investment objectives and policies and to general supervision by the Board.

         INVESTMENT ADVISOR. Subject to the supervision of the Board, investment advisory and administration services will be provided to the Fund by UBS Global AM pursuant to an Investment Advisory and Administration Contract dated as of September 30, 1993 ("Advisory Contract"). UBS Global AM is the Fund's investment advisor and administrator. UBS Global AM, a Delaware corporation, is located at 51 West 52nd Street, New York, New York, 10019-6114. UBS Global AM is an investment advisor registered with the US Securities and Exchange Commission. As of June 30, 2005, UBS Global AM had approximately $50.1 billion in assets under management. UBS Global AM is an indirect wholly owned subsidiary of UBS AG ("UBS") and a member of the UBS Global Asset Management Division, which had approximately $535.3 billion in assets under management worldwide as of June 30, 2005.

         Pursuant to the Advisory Contract, UBS Global AM provides a continuous investment program for the Fund and makes investment decisions and places orders to buy, sell or hold particular securities. UBS Global AM also supervises all matters relating to the operation of the

Fund and obtain for it corporate officers, clerical staff, office space, equipment and services. As compensation for its services, UBS Global AM receives from the Fund a fee, computed weekly and paid monthly, in an amount equal to the annual rate of 1.25% on assets up to $200 million and 1.00% on assets above $200 million.

         The Fund incurs various other expenses in its operations, such as custody and transfer agency fees, brokerage commissions, professional fees, expenses of board and shareholder meetings, fees and expenses relating to registration of the shares, taxes and governmental fees, fees and expenses of the directors, costs of obtaining insurance, expenses of printing and distributing shareholder materials, organizational expenses and extraordinary expenses, including costs or losses in any litigation.

         Most of the transactions that the Fund engages in do not involve brokerage. Where the Fund does engage in brokerage transactions, such transactions may be conducted through UBS Financial Services Inc. or its affiliates. The Fund pays fees to UBS Securities LLC for its services as lending agent in the Fund's portfolio securities lending program. UBS Global AM investment personnel may engage in securities transactions for their own accounts pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.

         The Fund may invest in shares of the UBS Supplementary Trust U.S. Cash Management Prime Fund ("Supplementary Trust"). Supplementary Trust is a business Trust managed by UBS Global Asset Management (Americas) Inc., a related entity of UBS Global AM.

         The Fund pays no management fees to Supplementary Trust. Distributions from the Supplementary trust are reflected as interest income on the statement of operations included in the Fund's financial statements.

         Amounts relating to those investments for the year ended October 31, 2004 are summarized as follows:

                                                    SALES         INTEREST                           % OF
     FUND                       PURCHASES          PROCEEDS        INCOME           VALUE         NET ASSETS
     -------------------------------------------------------------------------------------------------------
     UBS Supplementary
     Trust U.S. Cash
     Management Prime Fund    $ 168,413,127    $  158,294,579     $ 73,218       $ 10,118,548        3.17%

         PORTFOLIO MANAGEMENT. Uwe Schillhorn is the lead portfolio manager for the Fund. UBS Global AM's investment professionals are organized into investment management teams, with a particular team dedicated to a specific asset class. Mr. Schillhorn has access to certain members of the Emerging Market Debt investment management team, each of whom is allocated specific responsibilities for research, security selection, and portfolio construction. The team members also have access to additional portfolio managers and analysts within the various asset classes and markets in which the Fund invests. Mr. Schillhorn, as lead portfolio manager and coordinator for management of the Fund, has responsibility for allocating the portfolio among the various managers and analysts, occasionally implementing trades on behalf of analysts on the team and reviewing the overall composition of the portfolio to ensure its compliance with its stated investment objectives and strategies. Information about Mr. Schillhorn is provided below.

         UWE SCHILLHORN is the Head of Emerging Markets Debt at UBS Global Asset Management. Mr. Schillhorn has been an Executive Director of UBS Global Asset Management since 2005, and an employee of the firm since 1997.
Mr. Schillhorn has been the Fund's portfolio manager since 2003.

         The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Fund.

                                 NET ASSET VALUE

         The NAV of the Shares is determined weekly as of the close of regular trading on the New York Stock Exchange, Inc. ("NYSE") on the last day of the week on which the NYSE is open for trading. The net asset value of the Shares also is determined monthly at the close of regular trading on the NYSE on the last day of the month on which the NYSE is open for trading. The net asset value per Share is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received and earned discount) minus all liabilities (including accrued expenses) by the total number of Shares outstanding at such time.

         When market quotations are readily available, the Fund's securities are valued based upon those quotations. When market quotations for options and futures positions held by the Fund are readily available, those positions are valued based on such quotations. Market quotations generally are not available for options traded in the OTC market. When market quotations for options or futures positions are not readily available, they are valued at fair value as determined in good faith by or under the direction of the Board. When market quotations are not readily available for any of the Fund's debt securities, such securities may be valued based upon appraisals received from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. A matrix system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio securities. Notwithstanding the above, debt securities with maturities of 60 days or less generally are valued at amortized cost if their original term to maturity was 60 days or less, or by amortizing the difference between their fair value as of the 61st day prior to maturity and their maturity value if their original term to maturity exceeded 60 days, unless in either case the Board or its delegate determines that this does not represent fair value.

         Securities and other instruments that are listed on US and foreign stock exchanges and for which market quotations are readily available are valued at the last sale price on the exchange on which the securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales on such day, at the last bid price available. In cases where securities or other instruments are traded on more than one exchange, such securities or other instruments generally are valued on the exchange designated by UBS Global AM under the direction of the Board as the primary market. Securities traded in the OTC market and listed on the NASDAQ normally are valued at the NASDAQ Official Closing Price; other OTC securities and instruments are valued at the last available bid price prior to the time of valuation. Other securities and assets for which reliable market quotations are not readily available (including restricted securities subject to limitations as to their sale) will be valued at fair value as determined in good faith by or under the direction of the Board.

         All securities and other assets quoted in foreign currency and forward currency contracts are valued daily in US dollars on the basis of the foreign currency exchange rate prevailing at the time such valuation is determined by the Fund's custodian. Foreign currency exchange rates are generally determined prior to the close of the NYSE. Occasionally, events affecting the value of foreign securities and such exchange rates occur between the time at which they are determined and the close of the NYSE, which events will not be reflected in a computation of the Fund's net asset value. If events materially affecting the value of such securities or assets or currency exchange rates occurred during such time period, the securities or assets would be valued at their fair value as determined in good faith by or under the direction of the Board. The foreign currency exchange transactions of the Fund conducted on a spot basis are valued at the spot rate for purchasing or selling currency prevailing on the foreign exchange market. Under normal market conditions this rate differs from the prevailing exchange rate by an amount generally less than one tenth of one percent due to the costs of converting from one currency to another.

          DIVIDENDS AND OTHER DISTRIBUTIONS; DIVIDEND REINVESTMENT PLAN

DIVIDENDS AND OTHER DISTRIBUTIONS

         The Fund's Board adopted a managed distribution policy in December 1999. Pursuant to the policy as in effect from December 1999 through early May 2005, the Fund made regular monthly distributions at an annualized rate equal to 11% of the Fund's net asset value, as determined as of the last trading day during the first week of that month (usually a Friday, unless the NYSE is closed that Friday). Effective with the June 2005 monthly distribution, the Board reduced the annualized rate for distributions from 11% to 9%. The Fund's Board may change or terminate the managed distribution policy at any time; any such change or termination may have an adverse effect on the market price for the Fund's shares.


         To the extent that the Fund's taxable income in any fiscal year exceeds the aggregate amount distributed based on a fixed percentage of its net asset value, the Fund would make an additional distribution in the amount of that excess near the end of the fiscal year. To the extent that the aggregate amount distributed by the Fund (based on a fixed percentage of its net asset value) exceeds its current and accumulated earnings and profits, the amount of that excess would constitute a return of capital or net realized capital gains for tax purposes. The Fund made distributions from capital of $0.46 out of $1.61 per share of total dividends and distributions in 2001, $0.27 out of $1.58 per share in 2002 and $0.02 out of $1.68 per share in 2003.


         Monthly distributions based on a fixed percentage of the Fund's net asset value may require the Fund to make multiple distributions of long-term capital gains during a single fiscal year. The Fund has received exemptive relief from the Securities and Exchange Commission that enables it to do so. The Fund's Board will reassess the annualized percentage of net assets at which the Fund's monthly distributions will be made no less frequently than annually.


         The first regular monthly distribution to be paid on Shares acquired upon exercise of Rights will be the first monthly distribution the record date for which occurs after the issuance of the Shares. The Shares issued in the Offer would be entitled to the distribution that would be declared to Shareholders in January, 2006.


DIVIDEND REINVESTMENT PLAN

         The Fund has established a Dividend Reinvestment Plan under which all Shareholders, whose Shares are registered in their own names, or in the name of UBS Financial Services, Inc. or its nominee), have all dividends and other distributions on their Shares automatically reinvested in additional Shares, unless they elect to receive cash. The Fund currently does not issue any new Shares in connection with the Dividend Reinvestment Plan. Shareholders may affirmatively elect to receive all dividends and other distributions in cash paid by check mailed directly to them by PFPC Inc. ("Transfer Agent"), as dividend disbursing agent. Shareholders who hold their Shares in the name of a broker or nominee other than UBS Financial Services Inc. or its nominee) should contact such other broker or nominee to determine whether, or how, they may participate in the Dividend Reinvestment Plan. The ability of such Shareholders to participate in the Dividend Reinvestment Plan may change if their Shares are transferred into the name of another broker or nominee.

         The Transfer Agent serves as agent for the stockholders in administering the Dividend Reinvestment Plan. After the Fund declares a dividend or determines to make another distribution, the Transfer Agent, as agent for the participants, receives the cash payment and uses it to buy Shares in the open market, on the NYSE or otherwise, for the participants' accounts. Such Shares may be purchased at prices that are higher or lower than the net asset value per share of the Shares at the time of purchase. Shareholders should consider whether continued participation in the Dividend Reinvestment Plan is appropriate for them when the Fund's market price exceeds its net asset value; a portion of a dividend may represent a return of capital, which would be reinvested in the Fund at a premium to net asset value. The number of shares purchased with each distribution for a particular Shareholder equals the result obtained by dividing the amount of the distribution payable to that Shareholder by the average price per share (including applicable brokerage commissions) that the Transfer Agent was able to obtain in the open market. The Transfer Agent maintains all Shareholder accounts in the Dividend Reinvestment Plan and furnishes written confirmations of all transactions in the accounts, including information needed by Shareholders for personal and tax records. Shares in the account of each plan participant are held by the Transfer Agent in non-certified form in the name of the participant, and each Shareholder's proxy includes those Shares purchased pursuant to the Dividend Reinvestment Plan.

         There is no charge to participants for reinvesting the dividends or other distributions. The Transfer Agent's fees for the handling of reinvestment of distributions are paid by the Fund. However, each participant pays a pro rata share of brokerage commissions incurred with respect to the Transfer Agent's open market purchases of Shares in connection with the reinvestment of distributions.

         The automatic reinvestment of dividends and other distributions in the Shares does not relieve participants of any income tax that may be payable on such distributions. See "Taxation."

         All registered holders of the Shares (other than brokers and nominees) are mailed information regarding the Dividend Reinvestment Plan, including a form with which they may elect to terminate participation in the Dividend Reinvestment Plan and receive further dividends and other distributions in cash. A holder who has elected to participate in the Dividend Reinvestment Plan may terminate participation in the Dividend Reinvestment Plan at any time without penalty, and Shareholders who have previously terminated participation in the Dividend Reinvestment Plan may rejoin it at any time. Changes in elections must be made in writing to the Transfer Agent and should include the Shareholder's name and address as they appear on the share certificate or in the Transfer Agent's records. An election to terminate participation in the Dividend Reinvestment Plan, until such election is changed, will be deemed to be an election by a Shareholder to take all subsequent distributions in cash. An election will be effective only for distributions declared and having a record date at least ten days after the date on which the election is received.

         Experience under the Dividend Reinvestment Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Dividend Reinvestment Plan with respect to any dividend or other distribution if notice of the change is sent to plan participants at least 30 days before the record date for such distribution. The Dividend Reinvestment Plan also may be amended or terminated by the Transfer Agent by at least 30 days' written notice to all plan participants. All correspondence concerning the Dividend Reinvestment Plan should be directed to the Transfer Agent at P.O. Box 43027, Providence, Rhode Island 02940-3027. For further information regarding the Dividend Reinvestment Plan, you may also contact the Transfer Agent directly at 1-800-331-1710.

                                    TAXATION

         The following discussion summarizes the principal federal income tax consequences of the Offer to Shareholders and Exercising Shareholders. See also "Certain Federal Tax Consequences of the Offer." These discussions are based upon the Code, US Treasury regulations, Internal Revenue Service rulings and policies and judicial decisions in effect on the date of this Prospectus. This discussion does not address all federal income tax aspects of the Offer that may be relevant to a particular Shareholder because of his or her individual circumstances or to Shareholders subject to special treatment under the Code (such as insurance companies, financial institutions, tax-exempt entities, dealers in securities, foreign corporations, and persons who are not citizens or residents of the United States), and it does not address any state, local or foreign tax consequences. Accordingly, each Shareholder should consult his or her own tax advisor as to the specific tax consequences of the Offer to him or her.

         Investments in the Fund have tax consequences that you should consider. This section briefly describes some of the more common federal tax consequences. A more detailed discussion about the tax treatment of distributions from the Fund and about other potential tax liabilities, including backup withholding for certain taxpayers and tax aspects of dispositions of Shares of the Fund, is contained in the SAI. You should consult your tax advisor about your own particular tax situation.

         The Fund intends to continue to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code. For each taxable year that the Fund so qualifies, the Fund (but not its Shareholders) will be relieved of federal income tax on that part of its investment company taxable income (consisting generally of net investment income, net short-term capital gain and net gains from certain foreign currency transactions) and net capital gain that it distributes to its Shareholders.

         Dividends from the Fund's investment company taxable income (whether received in cash or reinvested in additional Shares) are taxable to its Shareholders as ordinary income to the extent of the Fund's earnings and profits. Distributions of the Fund's net capital gain (whether received in cash or reinvested in additional Shares) are taxable to its Shareholders as long-term capital gain, regardless of how long they have held their Shares. The maximum tax rate applicable to a non-corporate taxpayer's net capital gain and certain income from qualified dividends is currently generally 15% for gain recognized on capital assets held for more than one year. It is not anticipated that the Fund will derive any significant amounts, if any, of income from qualified dividends. For a discussion of the allocation of distributions of net capital gain between Shareholders, see "Taxation" in the SAI.

         A participant in the Dividend Reinvestment Plan will be treated as having received a distribution in the amount of the cash used to purchase Shares on his or her behalf, including a pro rata portion of the brokerage fees incurred by the Transfer Agent. Distributions by the Fund to its Shareholders in any year that exceed the Fund's earnings and profits generally may be applied by each Shareholder against his or her basis for the Shares and will be taxable to any Shareholder only to the extent the distributions to the Shareholder exceed his or her basis for the Shares.

         An investor should be aware that, if Shares are purchased shortly before the record date for any dividend or other distribution, the investor will pay full price for the Shares and receive some portion of the price back as a taxable distribution. Shareholders who are not liable for tax on their income and whose Shares are not debt financed are not required to pay tax on dividends or other distributions they receive from the Fund.

         Any distributions that are not from the Fund's investment company taxable income or net capital gain may be characterized as a return of capital to Shareholders or, in some cases, as capital gain. Shareholders are required to reduce the tax basis in their Shares by the amount of any return of capital distribution. The Fund will notify its Shareholders following the end of each calendar year of the amounts of dividends and capital gain distributions paid (or deemed paid) that year. The information regarding capital gain distributions will designate the portions thereof subject to the different maximum rate of tax applicable to non-corporate taxpayers' net capital gain as indicated above.

         Upon a sale or exchange of Shares (including a sale pursuant to a Share repurchase or tender offer by the Fund), a Shareholder generally will recognize a taxable gain or loss equal to the difference between his or her adjusted basis for the Shares and the amount realized. Any such gain or loss (1) will be treated as a capital gain or loss if the Shares are capital assets in the Shareholder's hands and (2) if the Shares have been held for more than one year, will be long-term capital gain or loss subject to federal income tax at the rate indicated above, provided that any loss realized on a sale or exchange of Shares that were held for six months or less will be treated as long-term, rather than as short term, capital loss to the extent of any capital gain distributions received thereon. A loss realized on a sale or exchange of Shares will be disallowed to the extent those Shares are replaced by other Shares within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the Shares (which could occur, for example, as the result of participation in the Dividend Reinvestment Plan). In that event, the basis of the replacement Shares will be adjusted to reflect the disallowed loss.

         The Fund may acquire zero coupon or other securities issued with OID. As a holder of such securities, the Fund must include in its gross income the OID that accrues on the securities during the taxable year, even if it receives no corresponding payment on them during the year. The Fund also must include in its gross income each year any "interest" it receives in the form of additional securities on PIK securities. Because the Fund annually must distribute substantially all of its investment company taxable income, including any accrued OID and other non cash income, to satisfy the distribution requirement imposed on RICs and to avoid imposition of a 4% federal excise tax (see "Taxation" in the SAI), the Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from the Fund's cash assets or from the proceeds of sales of portfolio securities, if necessary. The Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

         The Fund is required to withhold 28% of all dividends, capital gain distributions and repurchase proceeds payable to any individuals and certain other non corporate Shareholders who do not provide the Fund with a correct taxpayer identification number. The Fund is also required to withhold 28% of all dividends and capital gain distributions payable to such Shareholders who otherwise are subject to backup withholding.

         The foregoing is only a summary of some of the important federal tax considerations generally affecting the Fund and its Shareholders. See the SAI for a further discussion. There may be other federal, state or local tax considerations applicable to a particular investor. Prospective Shareholders are urged to consult their tax advisers.

                                  CAPITAL STOCK

         Set forth below is information with respect to the Fund's outstanding securities as of November 10, 2005.

                                                 NUMBER SHARES
 TITLE OF CLASS AND  NUMBER OF SHARES HELD    AUTHORIZED FOR ITS
     OUTSTANDING          BY THE FUND               ACCOUNT       NUMBER OF SHARES ISSUED
 ------------------  ---------------------    ------------------  -----------------------
Common Stock

         The Fund is authorized to issue 100 million shares of capital stock, $.001 par value. On November 10, 2005, there were ___________ outstanding Shares of the Fund. The Shares have no preemptive, conversion, exchange or redemption rights. Each Share has equal voting, dividend, distribution and liquidation rights. The outstanding Shares are fully paid and non-assessable. Shareholders are entitled to one vote per Share. All voting rights for the election of Directors are non-cumulative, which means that the holders of more than 50% of the Shares can elect 100% of the Directors then nominated for election if they choose to do so and, in such event, the holders of the remaining Shares will not be able to elect any Directors.

         Under the rules of the NYSE applicable to listed companies, the Fund normally will be required to hold an annual meeting of Shareholders in each fiscal year. If the Fund is converted to an open-end investment company or if for any other reason the Shares are no longer listed on the NYSE (or any other national securities exchange the rules of which require annual meetings of Shareholders), the Fund may decide not to hold annual meetings of Shareholders. See "Share Repurchases and Tender Offers."

         As of the date hereof, the Fund has no intention of offering additional Shares, except as described herein and potentially under the Dividend Reinvestment Plan, as it may be amended from time to time. Other offerings of Shares, if made, will require approval of the Fund's Board and will be subject to the requirement of the 1940 Act that Shares may not be sold at a price below the then current NAV, exclusive of underwriting discounts and commissions, except, among other things, in connection with an offering to existing Shareholders or with the consent of a majority of the holders of the Fund's outstanding voting securities.

SHARE REPURCHASES AND TENDER OFFERS

         In recognition of the possibility that the Shares might trade at a discount from NAV and that any such discount may not be in the best interest of Shareholders, the Fund's Board has determined that it will from time to time consider taking action to attempt to reduce or eliminate any discount. To that end, the Board may, in consultation with UBS Global AM, from time to time consider action either to repurchase Shares in the open-market or to make a tender offer for Shares at their net asset value. The Board has previously authorized the Fund to repurchase up to 10% of the Fund's outstanding Shares. In considering such actions, the Board may consider such factors as the market price of the Shares, the net asset value of the Shares, the liquidity of the Fund's assets, whether such transactions would impair the Fund's status as a RIC or result in a failure to comply with applicable asset coverage requirements, general economic conditions and such other events or conditions that may have a material effect on the Fund's ability to consummate such transactions. Under certain circumstances, it is possible that open-market repurchases or tender offers may constitute distributions under the Internal Revenue Code to the remaining Shareholders of the Fund. The Board may at any time, however, decide that the Fund should not repurchase Shares or make a tender offer. The Fund may borrow to finance repurchases and tender offers. Interest on such borrowings will reduce the Fund's net income. The Fund has not undertaken a tender offer since 2002. See "Additional Information--Stock Repurchases and Tender Offers" in the SAI.

         There is no assurance that the Board will decide to take either of these actions or that, if undertaken, either Share repurchases or tender offers will result in the Shares trading at a price that is equal or close to its net asset value per Share. The market price of the Shares will be determined by, among other things, the relative demand for and supply of Shares in the market, the Fund's investment performance, the Fund's dividends and yield and investor perception of the Fund's overall attractiveness as an investment as compared with other investment alternatives. Nevertheless, the fact that the Shares may be the subject of tender offers at net asset value from time to time may reduce the spread that might otherwise exist between the market price of the Shares and net asset value per Share. In the opinion of UBS Global AM, sellers may be less inclined to accept a significant discount if they have a reasonable expectation of being able to recover net asset value in conjunction with a possible tender offer. Although the Board believes that Share repurchases and tender offers generally would have a favorable effect on the market price of the Shares, it should be recognized that the Fund's acquisition of Shares would decrease the Fund's total assets and, therefore, have the effect of increasing the Fund's expense ratio.

         Any tender offer made by the Fund for Shares generally would be at a price equal to the net asset value of the Shares on a date subsequent to the Fund's receipt of all tenders. Each offer would be made, and the Shareholders would be notified, in accordance with the requirements of the Securities Exchange Act of 1934, as amended ("Securities Exchange Act") and the 1940 Act, either by publication or by mailing or both. Each offering document would contain such information as is prescribed by such laws and the rules and regulations promulgated thereunder. Each person tendering Shares would pay to the Fund's Transfer Agent a service charge to help defray certain costs, including the processing of tender forms, effecting payment, postage and handling. Any such service charge would be paid directly by the tendering Shareholder and would not be deducted from the proceeds of the purchase. The Fund's Transfer Agent would receive the fee as an offset to these costs. The Fund expects that the costs of effecting a tender offer would exceed the aggregate of all service charges received from those who tender their Shares. Costs associated with the tender would be charged against capital.

CONVERSION TO OPEN-END INVESTMENT COMPANY

         The Board also may consider from time to time whether it would be in the best interests of the Fund and its Shareholders to convert the Fund to an open-end investment company. If the Board determines that such a conversion would be in the best interests of the Fund and its Shareholders and is consistent with the 1940 Act, the Board will submit to the Fund's Shareholders, at the next succeeding annual or special meeting, a proposal to amend the Fund's Articles of Incorporation to so convert the Fund. Such an amendment would provide that, upon its adoption by the holders of at least a majority of the Fund's outstanding Shares entitled to vote thereon, the Fund would convert from a closed-end to an open-end investment company. If the Fund converted to an open-end investment company, it would be able to continuously issue and offer Shares for sale, and each such Share could be presented to the Fund, at the option of the holder thereof, for redemption at a price based on the then current net asset value per Share. In such event, the Fund could be required to liquidate portfolio securities to meet requests for redemption, the Shares would no longer be listed on the NYSE and certain investment policies of the Fund would require amendment. The Fund would be required to redeem any outstanding preferred stock and any indebtedness not constituting bank loans.

         In considering whether to propose that the Fund convert to an open-end investment company, the Board would consider various factors, including, without limitation, the potential benefits and detriments to the Fund and its Shareholders of conversion, the potential alternatives and the benefits and detriments associated therewith, and the feasibility of conversion given, among other things, the Fund's investment objectives and policies. In the event of a conversion to an open-end investment company, the Fund may charge fees in connection with the sale or redemption of its Shares.

         There can be no assurance that the Board will conclude that such a conversion is in the best interest of the Fund or its Shareholders. As an open-end investment company, the Fund may reserve the right to honor any request for redemption by making payment in whole or in part in securities chosen by the Fund and valued in the same way as they would be valued for purposes of computing the Fund's net asset value. If payment is made in securities, a Shareholder may incur brokerage expenses in converting these securities into cash.

CERTAIN ANTI-TAKEOVER PROVISIONS OF THE ARTICLES OF INCORPORATION

         The Fund presently has provisions in its Articles of Incorporation that have the effect of limiting (1) the ability of other entities or persons to acquire control of the Fund, (2) the Fund's freedom to engage in certain transactions and (3) the ability of the Fund's directors or shareholders to amend the Articles of Incorporation. These provisions of the Articles of Incorporation may be regarded as "Anti-Takeover" provisions. Under Maryland law and the Fund's Articles of Incorporation, the affirmative vote of the holders of at least a majority of the votes entitled to be cast is required for the consolidation of the Fund with another corporation, a merger of the Fund with or into another corporation (except for certain mergers in which the Fund is the successor), a statutory share exchange in which the Fund is not the successor, a sale or transfer of all or substantially all of the Fund's assets, the dissolution of the Fund and any amendment to the Fund's Articles of Incorporation. In addition, the affirmative vote of the holders of at least
66 2/3% (which is higher than that required under Maryland law or the 1940

Act) of the outstanding shares of the Fund's capital stock is required generally to authorize any of the following transactions or to amend the provisions of the Articles of Incorporation relating to such transactions:

         (1) merger, consolidation or statutory share exchange of the Fund with or into any other corporation, person, entity or group;

         (2) issuance of any securities of the Fund to any corporation, person, entity or group or entity for cash;

         (3) sale, lease or exchange of all or any substantial part of the assets of the Fund to any corporation, person, entity or group (except assets having an aggregate market value of less than $1,000,000); or

         (4) sale, lease or exchange to the Fund, in exchange for securities of the Fund, of any assets of any corporation, person, entity or group (except assets having an aggregate fair market value of less than $1,000,000) if such corporation, person, entity or group (within the meaning of the Securities Exchange Act), is directly, or indirectly through affiliates, the beneficial owner of more than 5% of the outstanding Shares of the Fund (a "Principal Shareholder"). A similar vote also would be required for any amendment of the Articles of Incorporation to convert the Fund to an open-end investment company by making any class of the Fund's capital stock a "redeemable security," as that term is defined in the 1940 Act. Such vote would not be required with respect to any of the foregoing transactions, however, when, under certain conditions, the Board approves the transaction, although in certain cases involving merger, consolidation or statutory share exchange or sale of all or substantially all of the Fund's assets or the conversion of the Fund to an open-end investment company, the affirmative vote of the holders of a majority of the outstanding shares of the Fund's capital stock would nevertheless be required. Reference is made to the Articles of Incorporation of the Fund, on file with the SEC, for the full text of these provisions.

         The provisions of the Articles of Incorporation described above and the Fund's right to repurchase or make a tender offer for its Shares could have the effect of depriving the Shareholders of opportunities to sell their Shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. See "Capital Stock--Share Repurchases and Tender Offers." The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a Principal Shareholder. They provide, however, the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund's management, investment objectives and policies. The Fund's Board has considered the foregoing Anti-Takeover provisions and concluded that they are in the best interests of the Fund and its Shareholders.

            CUSTODIAN AND TRANSFER AGENT, DIVIDEND DISBURSING AGENT,
                        REGISTRAR, AND SUBSCRIPTION AGENT

         JP Morgan Chase Co., 270 Park Avenue, New York, NY 10017, serves as custodian of the Fund's assets. JP Morgan Chase Co. employs foreign subcustodians to provide custody of the Fund's foreign assets. PFPC Inc., whose principal business address is 60 Moore Road, King of Prussia, PA 19406, is the Fund's transfer and dividend disbursing agent and registrar.

                                  LEGAL MATTERS

         The validity of the Shares offered hereby will be passed on for the Fund by the law firm of Dechert LLP, 1775 I Street, N.W., Washington, DC 20006. Dechert LLP also acts as counsel to UBS Global AM in connection with other matters.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

         The financial statements of the Fund as of October 31, 2004 are incorporated by reference in the SAI in reliance on the report of Ernst & Young LLP, the independent registered public accounting firm of the Fund, given on the authority of that firm as experts in auditing and accounting. Ernst & Young
LLP is located at 5 Times Square, New York, NY 10036.

                             REPORTS TO SHAREHOLDERS

         The Fund will send unaudited semiannual reports and audited annual reports, including a list of investments held, to shareholders.

                             ADDITIONAL INFORMATION

         The Fund is subject to the informational requirements of the Securities Exchange Act and the 1940 Act and in accordance therewith is required to file reports, proxy statements and other information with the SEC. Any such reports, proxy statements and other information filed by the Fund can be inspected and copied (at prescribed rates) at the public reference facilities of the SEC, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549. The Fund's Shares are listed on the NYSE. Reports, proxy statements and other information concerning the Fund can also be inspected and copied at the Library of the NYSE, 20 Broad Street, New York, NY 10005.

         This Prospectus constitutes a part of a registration statement on Form N-2 (together with the SAI and all the exhibits and appendices thereto, the "Registration Statement") filed by the Fund with the SEC under the Securities Act and the 1940 Act. This Prospectus and the SAI do not contain all of the information set forth in the Registration Statement. Reference is hereby made to the Registration Statement and related exhibits for further information with respect to the Fund and the Shares offered hereby. Statements contained herein concerning the provisions of documents are necessarily summaries of such documents, and each statement is qualified in its entirety by reference to the copy of the applicable document filed with the SEC.

            TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

Additional Information About Investment Policies; Investment Limitations and Restrictions               1
Strategic Transactions                                                                                  6
Organization of the Fund; Directors and Officers; Principal Holders and Management Ownership of
     Securities                                                                                        16
Proxy Voting Policies                                                                                  26
Investment Advisory and Administration Arrangements                                                    27
Portfolio Transactions                                                                                 28
Code of Ethics                                                                                         29
Portfolio Turnover                                                                                     30
Taxation                                                                                               30
Additional Information                                                                                 36
Financial Information                                                                                  37

                                   APPENDIX

                         DESCRIPTION OF BOND RATINGS

DESCRIPTION OF MOODY'S RATINGS FOR CORPORATE AND CONVERTIBLE BONDS:

         Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in the Aaa securities.

         A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

         Baa--Bonds which are rated Baa are considered as medium grade obligations (I.E, they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba--Bonds which are rated Ba are judge to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default of have other marked shortcomings.

         C--Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Note: Moody's applies numerical modifiers "1", "2" and "3" in each generic rating classification from Aa to Caa. The modifier "1" indicates that the obligation ranks in the higher end of its generic rating category; the modifier "2" indicates a mid range ranking; and the modifier "3" indicates a ranking in the lower end of its generic rating category.

DESCRIPTION OF S&P RATINGS FOR CORPORATE AND CONVERTIBLE DEBT SECURITIES:

         AAA--An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

         AA-An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

         A--An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

         BBB--An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         Obligations rated "BB", "B", "CCC", "CC", and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

         BB--An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         B--An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

         CCC--An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

         CC--An obligation rated "CC" is currently highly vulnerable to nonpayment.

         C--The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation being continued.

         D--An obligation rated "D" is in payment default. The I'D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         PLUS (+) OR MINUS (-)--The ratings from "AA" to "CCC" may be modified by the addition of plus or minus sign to show relative standing within the major rating categories.

R--This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

         NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFER MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR THE FUND'S INVESTMENT ADVISOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY OTHER THAN THE SHARES OFFERED BY THIS PROSPECTUS, NOR DOES IT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF ANY OFFER TO BUY THE SHARES BY ANYONE IN ANY JURISDICTION IN WHICH SUCH OFFER OR SOLICITATION IS NOT AUTHORIZED, OR IN WHICH THE PERSON MAKING SUCH OFFER OR SOLICITATION IS NOT QUALIFIED TO DO SO, OR TO ANY SUCH PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION.

         NEITHER THE DELIVERY OF THIS PROSPECTUS NOR ANY SALE MADE HEREUNDER SHALL, UNDER ANY CIRCUMSTANCES, CREATE ANY IMPLICATION THAT INFORMATION CONTAINED HEREIN IS CORRECT AS OF ANY TIME AFTER THE DATE HEREOF. HOWEVER, IF ANY MATERIAL CHANGE OCCURS WHILE THIS PROSPECTUS IS REQUIRED BY LAW TO BE DELIVERED, THE PROSPECTUS WILL BE AMENDED OR SUPPLEMENTED ACCORDINGLY.

                                TABLE OF CONTENTS

                                                                                                     PAGE
PROSPECTUS SUMMARY                                                                                      1

FUND EXPENSES                                                                                          14

FINANCIAL HIGHLIGHTS                                                                                   15

THE OFFER                                                                                              18

USE OF PROCEEDS                                                                                        29

THE FUND                                                                                               30

DESCRIPTION OF CAPITAL STOCK                                                                           30

INVESTMENT OBJECTIVES AND POLICIES                                                                     31

OTHER INVESTMENT PRACTICES                                                                             37

SPECIAL CONSIDERATIONS AND RISK FACTORS                                                                42

MANAGEMENT OF THE FUND                                                                                 51

NET ASSET VALUE                                                                                        53

DIVIDENDS AND OTHER DISTRIBUTIONS; DIVIDEND REINVESTMENT PLAN                                          54

TAXATION                                                                                               57

CAPITAL STOCK                                                                                          59

CUSTODIAN AND TRANSFER AGENT, DIVIDEND DISBURSING AGENT, REGISTRAR, AND SUBSCRIPTION AGENT             63

LEGAL MATTERS                                                                                          63

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                                                          63

REPORTS TO SHAREHOLDERS                                                                                63

ADDITIONAL INFORMATION                                                                                 63

TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION                                               64

APPENDIX - DESCRIPTION OF BOND RATINGS                                                                 65

  The information contained herein is not complete and may be changed.
   We may not sell these securities until the registration statement filed with the securities and exchange commission is effective. This statement of additional information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

                              SUBJECT TO COMPLETION
               PRELIMINARY STATEMENT OF ADDITIONAL INFORMATION

                              DATED OCTOBER 26, 2005

                      GLOBAL HIGH INCOME DOLLAR FUND INC.

                               51 West 52nd Street
                            New York, New York 10019

          Global High Income Dollar Fund Inc. (the "Fund") is a non-diversified, closed-end management investment company. The Fund's primary investment objective is to achieve a high level of current income. As a secondary objective the Fund seeks capital appreciation, to the extent consistent with its primary objective. No assurance can be given that the Fund will be able to achieve its investment objectives.

          This Statement of Additional Information ("SAI") is not a prospectus and should be read only in conjunction with the prospectus for the Fund, dated ___________, 2005 ("Prospectus"). Capitalized terms not otherwise defined herein have the same meanings as in the Prospectus. A copy of the Prospectus may be obtained without charge by writing the Fund or by calling The Altman Group, Inc. toll-free at 800-780-7438. The Prospectus is also available on the website of the Securities and Exchange Commission ("SEC")
(http://www.sec.gov). The Prospectus also contains more complete information about the Fund. You should read it carefully before investing.

          Portions of the Fund's Annual and Semi-Annual Reports to Shareholders are incorporated by reference into this SAI. The Annual and Semi-Annual Reports accompany this SAI. You may obtain an additional copy of the Annual Report or the Semi-Annual Report to Shareholders without charge by calling toll-free 800-647 1568.

          The Prospectus and this SAI omit certain of the information contained in the registration statement relating to these securities filed with the SEC. These items may be inspected and copied at the SEC's public reference room in Washington, DC and are available on the SEC's website.

                                TABLE OF CONTENTS

                                                                                                              PAGE
ADDITIONAL INFORMATION ABOUT INVESTMENT POLICIES AND RESTRICTIONS                                                1

STRATEGIC TRANSACTIONS                                                                                           6

ORGANIZATION OF THE FUND; DIRECTORS AND OFFICERS; PRINCIPAL HOLDERS AND MANAGEMENT OWNERSHIP OF SECURITIES      16

PROXY VOTING POLICIES                                                                                           26

INVESTMENT ADVISORY AND ADMINISTRATION CONTRACT                                                                 27

PORTFOLIO TRANSACTIONS                                                                                          28

CODE OF ETHICS                                                                                                  29

PORTFOLIO TURNOVER                                                                                              30

TAXATION                                                                                                        30

ADDITIONAL INFORMATION                                                                                          36

FINANCIAL INFORMATION                                                                                           37

                          ADDITIONAL INFORMATION ABOUT
                      INVESTMENT POLICIES AND RESTRICTIONS

          The following supplements the information contained in the Prospectus concerning the Fund's investment policies and limitations.

LEVERAGE AND BORROWING

          The Fund is authorized to borrow money for investment purposes, to pay dividends or to fund repurchases of its Shares in an amount up to 33 1/3% of its total assets (including the amount of the borrowing and any other indebtedness representing "senior securities" under the 1940 Act but reduced by any liabilities other than senior securities). The Fund also is authorized to borrow up to an additional 5% of its total assets (not including the amount borrowed) without regard to the foregoing limitation for temporary or emergency purposes (such as clearance of portfolio transactions, the payment of dividends and share repurchases). Borrowing constitutes leverage, a speculative technique. The Fund will only use leverage when UBS Global AM believes that such leverage will benefit the Fund after taking leverage risks into consideration.

          The net asset value of the Fund and the yield on its portfolio may be more volatile due to its use of leverage, which may, in turn, result in increased volatility of the market price of the Fund's Shares. Leverage also creates interest expenses for the Fund, which will reduce the net income from its portfolio securities. To the extent the income derived from securities purchased with funds obtained through leverage exceeds the interest and other expenses that the Fund will have to pay in connection with such leverage, the Fund's net income will be greater than if leverage were not used. Conversely, if the income from the assets obtained through leverage is not sufficient to cover the cost of leverage, the net income of the Fund will be less than if leverage were not used, and therefore the amount available for distribution to stockholders will be reduced. The Fund expects that most of its leverage would be in the form of bank borrowings and reverse repurchase agreements if it were to employ leverage.

BRADY BONDS

          The Fund may invest in Brady Bonds and other Sovereign Debt of countries that have restructured or are in the process of restructuring Sovereign Debt pursuant to the Brady Plan. "Brady Bonds" are debt securities issued under the framework of the Brady Plan, an initiative announced by former US Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the World Bank and the International Monetary Fund ("IMF"). The Brady Plan framework, as it has developed, contemplates the exchange of commercial bank debt for newly issued Brady Bonds. Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. The World Bank and/or the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount. The Fund normally purchases Brady Bonds in secondary markets, as described below, in which the price and yield to the investor reflect market conditions at the time of purchase.

          Certain Brady Bonds have been collateralized as to principal due at maturity by US Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds. Collateral purchases are financed by the IMF, the World Bank and the debtor nations' reserves. In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the US Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments with the balance of the interest accruals being uncollateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal, if any, at final maturity, (ii) the collateralized interest payments, if any, (iii) the uncollateralized interest payments, and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative. The Fund may purchase Brady Bonds with no or limited collateralization, and will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds. Brady Bonds generally are purchased and sold in secondary markets through US securities dealers and other financial institutions and are generally maintained through European transnational securities depositories. Many of the Brady Bonds and other Sovereign Debt in which the Fund invests are likely to be acquired at a discount.

CONVERTIBLE SECURITIES

          The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

          A convertible security might be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could have an adverse effect on the Fund's ability to achieve its investment objectives.

CORPORATE DEBT INSTRUMENTS

          Corporate bonds are debt instruments issued by corporations. As creditors, bondholders have a prior legal claim over common and preferred stockholders of the corporation as to both income and assets for the principal and interest due to the bondholder. The Fund may purchase corporate bonds subject to quality constraints. Investing in corporate debt instruments subjects the Fund to interest rate risk and credit risk.

ILLIQUID SECURITIES

          Illiquid securities may, but do not necessarily, include certain restricted securities. To facilitate the increased size and liquidity of the institutional markets for unregistered securities, the Securities and Exchange Commission ("SEC") has adopted Rule 144A under the Securities Act of 1933 ("1933 Act"). Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities have developed as a result of Rule 144A, providing both readily ascertainable values for restricted securities and the ability to liquidate an investment. Such markets include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. An insufficient number of qualified buyers interested in purchasing Rule 144A-eligible restricted securities held by the Fund, however, could affect adversely the marketability of such portfolio securities, and the Fund might be unable to dispose of such securities promptly or at favorable prices.

          The Fund may sell OTC options and, in connection therewith, segregate assets or cover its obligations with respect to OTC options written by the Fund. The assets used as cover for OTC options written by the Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

          The Board of Directors has delegated the function of making day-to-day determinations of liquidity to UBS Global AM pursuant to guidelines approved by the Board. UBS Global AM will take into account a number of factors in reaching liquidity decisions, including but not limited to (1) the frequency of trades for the security, (2) the number of dealers that make quotes for the security, (3) the number of dealers that have undertaken to make a market in the security, (4) the number of other potential purchasers for the security and (5) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how bids are solicited and the mechanics of transfer). UBS Global AM will monitor the liquidity of restricted securities in the Fund's portfolio.

REPURCHASE AGREEMENTS

          The Fund may use repurchase agreements. Repurchase agreements are transactions in which the Fund purchases securities or other obligations from a bank or securities dealer (or its affiliate) and simultaneously commits to resell them to the counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. The Fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special "tri-party" custodian or sub-custodian that maintains separate accounts for both the fund and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such obligations.

          Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by the Fund upon acquisition is accrued as interest and included in its net investment income. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty's insolvency. If the seller or guarantor becomes insolvent, a fund may suffer delays, costs and possible losses in connection with the disposition of collateral. The Fund intends to enter into repurchase agreements only in transactions with counterparties believed by UBS Global AM to present minimum credit risks.

                             INVESTMENT LIMITATIONS

          FUNDAMENTAL LIMITATIONS. The following fundamental investment limitations cannot be changed without the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of the Fund, or (b) 67% or more of such shares present at a stockholders' meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. If a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentage resulting from a change in values of portfolio securities or the amount of total assets will not be considered a violation of any of the following limitations or of any of the Fund's investment policies. Under the Fund's fundamental investment limitations, the Fund may not:

               (1) purchase any security if, as a result of that purchase, 25% or more of the Fund's total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the US government, its agencies or instrumentalities or to municipal securities.

          The following interpretations apply to, but are not a part of, this fundamental limitation: With respect to this limitation, (a) US banking (including US finance subsidiaries of non-US banks) and non-US banking will be considered to be different industries, and (b) asset-backed securities will be grouped in industries based upon their underlying assets and not treated as constituting a single, separate industry.

               (2) issue senior securities or borrow money, except as permitted under the 1940 Act and then not in excess of 33 1/3% of the Fund's total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, except that the fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes.

               (3) make loans, except through loans of portfolio securities or through repurchase agreements, provided that for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a loan.

          The following interpretation applies to, but is not a part of, this fundamental restriction: The Fund's investments in master notes and similar instruments will not be considered to be the making of a loan.

               (4) engage in the business of underwriting securities of other issuers, except to the extent that the Fund might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities.

               (5) purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

               (6) purchase or sell physical commodities unless acquired as a result of owning securities or other instruments, but the Fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

          NON-FUNDAMENTAL LIMITATIONS. The following investment restrictions are not fundamental and may be changed by the Fund's Board of Directors without shareholder approval.

          The Fund will not:

               (1) purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions and except that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

               (2) engage in short sales of securities or maintain a short position, except that the Fund may (a) sell short "against the box" and (b) maintain short positions in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

                             STRATEGIC TRANSACTIONS

          As discussed in the Prospectus, UBS Global AM may use a variety of financial instruments ("Hedging Instruments"), including options, futures contracts (sometimes referred to as "futures"), options on futures contracts, forward currency contracts and interest rate protection transactions, to attempt to hedge the Fund's portfolio. The Fund also may use options and forward currency contracts to attempt to enhance income and realize gains, and use foreign currency futures contracts and options on futures contracts for such other purposes to the extent permitted by the Commodity Futures Trading Commission ("CFTC").

          Hedging strategies can be broadly categorized as "short hedges" and "long hedges." A short hedge is a purchase or sale of a Hedging Instrument intended partially or fully to offset potential declines in the value of one or more investments held in the Fund's portfolio. Thus, in a short hedge the Fund takes a position in a Hedging Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged. For example, the Fund might purchase a put option on a security to hedge against a potential decline in the value of that security. If the price of the security declined below the exercise price of the put, the Fund could exercise the put and thus limit its loss below the exercise price to the premium paid plus transaction costs. In the alternative, because the value of the put option can be expected to increase as the value of the underlying security declines, the Fund might be able to close out the put option and realize a gain to offset the decline in the value of the security.

          Conversely, a long hedge is a purchase or sale of a Hedging Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that the Fund intends to acquire. Thus, in a long hedge, the Fund takes a position in a Hedging Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. For example, the Fund might purchase a call option on a security it intends to purchase in order to hedge against an increase in the cost of the security prior to purchase. If the price of the security increased above the exercise price of the call, the Fund could exercise the call and thus limit its acquisition to the exercise price plus the premium paid and transaction costs. Alternatively, the Fund might be able to offset the price increase by closing out an appreciated call option and realizing a gain.

          The Fund may purchase and write (sell) covered straddles on securities or indices of debt securities. A long straddle is a combination of a call and a put option purchased on the same security or on the same futures contract, where the exercise price of the put is less than or equal to the exercise price of the call. The Fund would enter into a long straddle when UBS Global AM believes that it is likely that interest rates will be more volatile during the term of the option than the option pricing implies. A short straddle is a combination of a call and a put written on the same security where the exercise price of the put is less than or equal to the exercise price of the call. The Fund would enter into a short straddle when UBS Global AM believes that it is unlikely that interest rates will be as volatile during the term of the options as the option pricing implies.

          Hedging Instruments on securities generally are used to hedge against price movements in one or more particular securities positions that the Fund owns or intends to acquire. Hedging Instruments on debt securities may be used to hedge either individual securities or broad fixed income market sectors.

          The use of Hedging Instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they are traded and the CFTC. In addition, the Fund's ability to use Hedging Instruments will be limited by tax considerations. See "Taxation."

          In addition to the products, strategies and risks described below and in the Prospectus, UBS Global AM expects additional opportunities to develop in connection with options, futures contracts, forward currency contracts and other hedging techniques. These new opportunities may become available as the financial marketplace develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new options, futures contracts, forward currency contracts or other techniques are developed. UBS Global AM may utilize these opportunities to the extent that they are consistent with the Fund's investment objectives and permitted by the Fund's investment limitations and applicable regulatory authorities.

SPECIAL RISKS OF HEDGING STRATEGIES

          The use of Hedging Instruments involves special considerations and risks, as described below. Risks pertaining to particular Hedging Instruments are described in the sections that follow.

          (1) Successful use of most Hedging Instruments depends upon UBS Global AM's ability to predict movements of the overall securities, currencies and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. While UBS Global AM is experienced in the use of Hedging Instruments, there can be no assurance that any particular hedging strategy adopted will succeed.

          (2) There might be imperfect correlation, or even no correlation, between price movements of a Hedging Instrument and price movements of the investments being hedged. For example, if the value of a Hedging Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which Hedging Instruments are traded. The effectiveness of hedges using Hedging Instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

          (3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if the Fund entered into a short hedge because UBS Global AM projected a decline in the price of a security in the Fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Hedging Instrument. Moreover, if the price of the Hedging Instrument declined by more than the increase in the price of the security, the Fund could suffer a loss. In either such case, the Fund would have been in a better position had it not hedged at all.

          (4) As described below, the Fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in Hedging Instruments involving obligations to third parties (i.e., Hedging Instruments other than purchased options). If the Fund were unable to close out its positions in such Hedging Instruments, it might be required to continue to maintain such assets or accounts to make such payments until the position expired or matured. These requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund's ability to close out a position in a Hedging Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction ("contra party") to enter into a transaction closing out the position. Therefore, there is no assurance that any hedging position can be closed out at a time and price that is favorable to the Fund.

COVER FOR HEDGING STRATEGIES

          Transactions using Hedging Instruments, other than purchased options, expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, currencies or other options, futures contracts or forward currency contracts or (2) cash and liquid securities, with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. The Fund will comply with SEC guidelines regarding cover for hedging transactions and will, if the guidelines so require, set aside cash or liquid securities in a segregated account with its custodian in the prescribed amount.

          Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding Hedging Instrument is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of the Fund's assets to cover or segregated accounts could impede portfolio management or the Fund's ability to meet current obligations.

OPTIONS

          The Fund may purchase put and call options, and write (sell) covered put and call options, on debt securities, on indices of debt securities, futures contracts and foreign currencies. The purchase of call options serves as a long hedge, and the purchase of put options serves as a short hedge. Writing covered put or call options can enable the Fund to enhance income by reason of the premiums paid by the purchasers of such options. However, if the market price of the security underlying a put option the Fund has written declines to less than the exercise price of the option, minus the premium received, the Fund would expect to suffer a loss. Writing covered call options serves as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the security at less than its market value. All or a portion of the assets used as cover for OTC options written by the Fund would be considered illiquid. The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options normally have expiration dates of up to nine months. Options that expire unexercised have no value.

          The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate its obligation under a call option that it had written by purchasing an identical call option; this is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

          The Fund may purchase or write both exchange-traded and OTC options. Exchange markets for options on debt securities and foreign currencies exist but are relatively new, and these instruments are primarily traded on the OTC market. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed which, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and its contra party (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases or writes an OTC option, it relies on the contra party to make or take delivery of the underlying investment upon exercise of the option. Failure by the contra party to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

          Generally, the OTC debt and foreign currency options used by the Fund are European-style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

          The Fund's ability to establish the close out positions in exchange-listed options depends on the existence of a liquid market. The Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the contra party, or by a transaction in the secondary market if any such market exists. Although the Fund will enter into OTC options only with contra parties that are expected to be capable of entering into closing transactions with the Fund, there is no assurance that the Fund will in fact be able to close out an OTC option at a favorable price prior to expiration. In the event of insolvency of the contra party, the Fund might be unable to close out an OTC option position at any time prior to its expiration.

          If the Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by the Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

          The Fund may purchase and write put and call options on indices of debt securities in much the same manner as the more traditional options discussed above, except that index options may serve as a hedge against overall fluctuations in the debt securities market (or market sectors) rather than anticipated increases or decreases in the value of a particular security.

FUTURES

          The Fund may purchase and sell interest rate futures contracts, bond index futures contracts and foreign currency futures contracts. The Fund may also purchase put and call options, and write covered put and call options, on futures in which it is allowed to invest. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing covered call options on securities or indices. Similarly, writing covered put options on futures contracts can serve as a limited long hedge.

          Futures strategies also can be used to manage the average duration of the Fund's portfolio. If UBS Global AM wishes to shorten the average duration of the Fund's portfolio, the Fund may sell an interest rate futures contract or a call option thereon, or purchase a put option on that futures contract. If UBS Global AM wishes to lengthen the average duration of the Fund's portfolio, the Fund may buy an interest rate futures contract or a call option thereon, or sell a put option thereon.

          The Fund may also write put options on interest rate futures contracts while at the same time purchasing call options on the same futures contracts in order synthetically to create a long futures contract position. Such options would have the same strike prices and expiration dates. The Fund will engage in this strategy only when it is more advantageous to the Fund than is purchasing the futures contract.

          No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract the Fund is required to deposit in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, "initial margin" consisting of cash or obligations of the United States or obligations that are fully guaranteed as to principal and interest by the United States, in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing an option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment.

          Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures or written option position varies, a process known as "marking to market." Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund's obligations with respect to an open futures or options position. When the Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when the Fund purchases or sells a futures contract or writes an option thereon, it is subject to daily variation calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

          Holders and writers of futures positions and options on futures can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. The Fund intends to enter into futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time.

          Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or related option can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

          If the Fund were unable to liquidate a futures or options position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or liquid securities in a segregated account.

          Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or options might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and options markets are subject to daily variation margin calls and might be compelled to liquidate futures or options positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures market are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.

ADVISOR EXEMPTION.

          Pursuant to claims for exemption filed with the CFTC and/or the National Futures Association, UBS Global AM is not deemed to be a "commodity pool operator" under the Commodity Exchange Act, and is not subject to registration or regulation as such under the Commodity Exchange Act.

FOREIGN CURRENCY HEDGING STRATEGIES--SPECIAL CONSIDERATIONS

          The Fund may use options and futures on foreign currencies, as described above, and foreign currency forward contracts, as described below, to hedge against movements in the values of the foreign currencies in which the Fund's securities are denominated. Such currency hedges can protect against price movements in a security that the Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

          The Fund might seek to hedge against changes in the value of a particular currency when no Hedging Instruments on that currency are available or such Hedging Instruments are more expensive than certain other Hedging Instruments. In such cases, the Fund may hedge against price movements in that currency by entering into transactions using Hedging Instruments on other currencies, the values of which UBS Global AM believes will have a positive correlation to the value of the currency being hedged. The risk that movements in the price of the Hedging Instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

          The value of Hedging Instruments on foreign currencies depends on the value of the underlying currency relative to the US dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such Hedging Instruments, the Fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

          There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the US options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Hedging Instruments until they reopen.

          Settlement of hedging transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, the Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any US or foreign regulations regarding the maintenance of foreign banking arrangements by US residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

FORWARD CURRENCY CONTRACTS

          The Fund may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of US dollars or another foreign currency. Such transactions may serve as long hedges--for example, the Fund may purchase a forward currency contract to lock in the US dollar price of a security denominated in a foreign currency that the Fund intends to acquire. Forward currency contract transactions may also serve as short hedges--for example, the Fund may sell a forward currency contract to lock in the US dollar equivalent of the proceeds from the anticipated sale of a security denominated in a foreign currency.

          As noted above, the Fund may seek to hedge against changes in the value of a particular currency by using forward contracts on another foreign currency or a basket of currencies, the value of which UBS Global AM believes will have a positive correlation to the values of the currency being hedged. In addition, the Fund may use forward currency contracts to shift exposure to foreign currency fluctuations from one country to another. For example, if the Fund owned securities denominated in a foreign currency and UBS Global AM believes that currency would decline relative to another currency, it might enter into a forward contract to sell an appropriate amount of the first foreign currency, with payment to be made in the second foreign currency. Transactions that use two foreign currencies are sometimes referred to as "cross hedging." Use of a different foreign currency magnifies the risk that movements in the price of hedging instruments will not correlate or will correlate unfavorably with the foreign currency being hedged.

          The cost to the Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When the Fund enters into a forward currency contract, it relies on the contra party to make or take delivery of the underlying currency at the maturity of the contract. Failure by the contra party to do so would result in the loss of any expected benefit of the transaction.

          As is the case with futures contracts, holders and writers of forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures, by selling or purchasing, respectively, an instrument identical to the instrument held or written. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the contra party. Thus, there can be no assurance that the Fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the contra party, the Fund might be unable to close out a forward currency contract at any time prior to maturity. In either event, the Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to maintain cash or liquid securities in a segregated account.

          The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the foreign currency contract has been established. Thus, the Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

LIMITATIONS ON THE USE OF FORWARD CURRENCY CONTRACTS

          The Fund may enter into forward currency contracts or maintain a net exposure to such contracts only if (1) the consummation of the contracts would not obligate the Fund to deliver an amount of foreign currency in excess of the value of the position being hedged by such contracts or (2) the Fund maintains cash or liquid securities in a segregated account in an amount not less than the value of its total assets committed to the consummation of the contract and not covered as provided in (1) above, as marked to market daily.

The Fund may use the following Hedging Instruments:

          OPTIONS ON DEBT SECURITIES AND CURRENCIES--A call option is a contract pursuant to which the purchaser of the option, in return for a premium, has the right to buy the security or currency underlying the option at a specified price at any time during the term, or upon the expiration, of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option, to deliver the underlying security or currency against payment of the exercise price. A put option is a similar contract that gives its purchaser, in return for a premium, the right to sell the underlying security or currency at a specified price during the option term or upon expiration. The writer of the put option, who receives the premium, has the obligation, upon exercise, to buy the underlying security or currency at the exercise price. Options on debt securities are traded primarily in the OTC market rather than on any of the several options exchanges.

          OPTIONS ON INDICES OF DEBT SECURITIES--An index assigns relative values to the securities included in the index and fluctuates with changes in the market values of such securities. Index options operate in the same way as more traditional options except that exercises of index options are effected with cash payment and do not involve delivery of securities. Thus, upon exercise of an index option, the purchaser will realize and the writer will pay, an amount based on the difference between the exercise price and the closing price of the index.

          DEBT SECURITY INDEX FUTURES CONTRACTS--A debt security index futures contract is a bilateral agreement pursuant to which one party agrees to accept and the other party agrees to make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the debt securities comprising the index is made; generally contracts are closed out prior to the expiration date of the contract.

          DEBT SECURITY AND CURRENCY FUTURES CONTRACTS--A debt security or currency futures contract is a bilateral agreement pursuant to which one party agrees to accept and the other party agrees to make delivery of the specific type of debt security or currency called for in the contract at a specified future time and at a specified price.

          OPTIONS ON FUTURES CONTRACTS--Options on futures contracts are similar to options on securities or currency, except that an option on a futures contract gives the purchaser the right, in return for the premium, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell a security or currency, at a specified price at any time during the option term. Upon exercise of the option, the delivery of the futures position to the holder of the option will be accomplished by delivery of the accumulated balance that represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the future. The writer of an option, upon exercise, will assume a short position in the case of a call and a long position in the case of a put.

          FORWARD CURRENCY CONTRACTS--A forward currency contract involves an obligation to purchase or sell a specific currency at a specified future date, which may be any fixed number of days from the contract date agreed upon by the parties, at a price set at the time the contract is entered into.

          INTEREST RATE PROTECTION TRANSACTIONS--The Fund may enter into interest rate protection transactions, including interest rate swaps and interest rate caps, collars and floors. Interest rate swap transactions involve an agreement between two parties to exchange payments that are based, respectively, on variable and fixed rates of interest and that are calculated on the basis of a specified amount of principal (the "notional principal amount") for a specified period of time. Interest rate cap and floor transactions involve an agreement between two parties in which the first party agrees to make payments to the counterparty when a designated market interest rate goes above (in the case of a cap) or below (in the case of a floor) a designated level on predetermined dates or during a specified time period. Interest rate collar transactions involve an agreement between two parties in which payments are made when a designated market interest rate either goes above a designated ceiling level or goes below a designated floor on predetermined dates or during a specified time period.

          The Fund expects to enter into interest rate protection transactions to preserve a return or spread on a particular investment or portion of its portfolio, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date or to effectively fix the rate of interest that it pays on one or more borrowings or series of borrowings. The Fund intends to use these transactions as a hedge and not as a speculative investment. Interest rate protection transactions are subject to risks comparable to those described above with respect to other hedging strategies.

          The Fund may enter into interest rate swaps, caps, collars and floors on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Accordingly, in as much as segregated accounts will be established with respect to such transactions, UBS Global AM and the Fund believe such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to its borrowing restrictions. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by a custodian that satisfies the requirements of the Investment Company Act of 1940 ("1940 Act"). The Fund also will establish and maintain such segregated accounts with respect to its total obligations under any interest rate swaps that are not entered into on a net basis and with respect to any interest rate caps, collars and floors that are written by the Fund.

          The Fund will enter into interest rate protection transactions only with contra parties believed by UBS Global AM to present minimal credit risks in accordance with guidelines established by the Fund's Board of Directors. If there is a default by the other party to such a transaction, the Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.


          CREDIT DEFAULT SWAPS--The Fund may invest in swap agreements. Swap agreements are two-party contracts for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns earned on specific assets, such as the return on, or increase in value of, a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Risks inherent in the use of swaps of any kind include: (1) swap contracts may not be assigned without the consent of the counterparty; (2) potential default of the counterparty to the swap; (3) absence of a liquid secondary market for any particular swap at any time; and (4) possible inability of the Fund to close out the swap transaction at a time that otherwise would be favorable for it to do so.

          The Fund may purchase credit default swap contracts in order to hedge against the risk of default of debt securities held it its portfolio. In a credit default swap, the buyer receives credit protection from the seller of the swap who guarantees the creditworthiness of the referenced securities. In the event of a default by the issuer of the referenced securities, the Fund would receive from the seller of the swap the par (or other agreed-upon) value of a referenced debt obligation. In return, the seller would receive from the Fund a periodic stream of payments over the term of the contract provided that no event of default has occurred. A credit default swap would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk
- that the seller of the swap may fail to satisfy its payment obligations to the Fund in the event of a default.

     ORGANIZATION OF THE FUND; DIRECTORS AND OFFICERS; PRINCIPAL HOLDERS AND
                       MANAGEMENT OWNERSHIP OF SECURITIES

          The Fund was incorporated under the laws of the state of Maryland on October 8, 1993. The Fund is governed by a Board of Directors which oversees the Fund's operations. The Board approves all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund's agreements with its investment advisor and administrator, custodian and transfer and dividend disbursing agent and registrar. The day-to-day operations of the Fund are delegated to the Fund's officers and to UBS Global AM, subject to the investment objectives and policies of the Fund and to general supervision by the Board.

          Each Director serves until the next annual meeting of shareholders or until his or her successor is elected and qualified or until he or she resigns or is otherwise removed. Officers are appointed by the Directors and serve at the pleasure of the Board. Each Director who has attained the age of seventy-two
(72) years will be subject to retirement on the last day of the month in which he or she attains such age. The tables below show, for each Director and officer, his or her name, address and age, the position held with the Fund, the length of time served as a Director or officer of the Fund, the Director's or officer's principal occupations during the last five years, the number of funds in the UBS fund complex overseen by the Director or for which a person served as an officer, and other directorships held by such Director.

INTERESTED DIRECTORS

                                            TERM OF
                                             OFFICE                                         NUMBER OF
                            POSITION(S)       AND                 PRINCIPAL               PORTFOLIOS IN              OTHER
                               HELD          LENGTH             OCCUPATION(S)              FUND COMPLEX           DIRECTORSHIPS
   NAME, ADDRESS               WITH          OF TIME            DURING PAST 5              OVERSEEN BY              HELD BY
     AND AGE                   FUND          SERVED                 YEARS                    DIRECTOR               DIRECTOR
------------------------   ------------   -------------   -------------------------   --------------------   -----------------------
Margo N. Alexander+; 58    Director       Since 1996      Mrs. Alexander is           Mrs. Alexander is a    None
c/o UBS Global Asset                                      retired.  She was an        director or trustee
Management                                                executive vice president    of 16 investment
51 West 52nd Street                                       of UBS Financial Services   companies
New York, NY 10019                                        Inc. (from March 1984 to    (consisting of 33
                                                          December 2002).  She was    portfolios) for
                                                          chief executive officer     which UBS Global AM
                                                          (from January 1995 to       or one of its
                                                          October 2000), a director   affiliates serves as
                                                          (from January 1995 to       investment advisor,
                                                          September 2001) and         sub-advisor or
                                                          chairman (from March 1999   manager.
                                                          to September 2001) of UBS
                                                          Global AM  (formerly
                                                          known as Mitchell
                                                          Hutchins Asset Management
                                                          Inc.).

Meyer Feldberg++; 63       Director       Since 1996      Professor Feldberg is a     Professor Feldberg     Professor Feldberg
Columbia Business School                                  senior advisor to Morgan    is a director or       is also a director
33 West 60th Street 7th                                   Stanley (financial          trustee of 30          of Primedia Inc.
Floor                                                     services) (since March      investment companies   (publishing),
New York, NY 10023-7905                                   2005). He is also Dean      (consisting of 47      Federated
                                                          Emeritus and Sanford        portfolios) for        Department Stores,
                                                          Bernstein Professor of      which UBS Global AM    Inc. (operator of
                                                          Leadership and Ethics at    or one of its          department stores),
                                                          Columbia Business School,   affiliates serves as   Revlon, Inc.
                                                          although on a two year      investment advisor,    (cosmetics), and
                                                          leave of absence. Prior     sub-advisor or         SAPPI, Ltd.
                                                          to July 2004, he was Dean   manager.               (producer of paper).
                                                          and Professor of
                                                          Management of the
                                                          Graduate School of
                                                          Business at Columbia
                                                          University (since 1989).

INDEPENDENT DIRECTORS


                                            TERM OF
                                             OFFICE                                         NUMBER OF
                            POSITION(S)       AND                 PRINCIPAL               PORTFOLIOS IN              OTHER
                               HELD          LENGTH             OCCUPATION(S)              FUND COMPLEX           DIRECTORSHIPS
   NAME, ADDRESS               WITH          OF TIME            DURING PAST 5              OVERSEEN BY              HELD BY
     AND AGE                   FUND          SERVED                 YEARS                    DIRECTOR               DIRECTOR
------------------------   ------------   -------------   -------------------------   --------------------   -----------------------
Richard Q. Armstrong; 70     Director     Since 1995      Mr. Armstrong is chairman   Mr. Armstrong is a     None.
c/o Willkie Farr &             and                        and principal of R.Q.A.     director or trustee
Gallagher LLP                Chairman                     Enterprises (management     of 16 investment
787 Seventh Avenue            of the                      consulting firm) (since     companies
New York, NY 10019-6099      Board of                     April 1991 and principal    (consisting of 33
                             Directors                    occupation since March      portfolios) for
                                                          1995).                      which UBS Global AM
                                                                                      or one of its
                                                                                      affiliates serves as
                                                                                      investment advisor,
                                                                                      sub-advisor or
                                                                                      manager.

David J. Beaubien; 71        Director     Since 2001      Mr. Beaubien is retired     Mr. Beaubien is a      Mr. Beaubien is
84 Doane Road                                             (since 2003). He was        director or trustee    also a director of
Ware, MA 01082                                            chairman of Yankee          of 16 investment       IEC Electronics,
                                                          Environmental Systems,      companies              Inc., a
                                                          Inc., a manufacturer of     (consisting of 33      manufacturer of
                                                          meteorological measuring    portfolios) for        electronic
                                                          systems (since 1991).       which UBS Global AM    assemblies.
                                                                                      or one of its
                                                                                      affiliates serves as
                                                                                      investment advisor,
                                                                                      sub-advisor or
                                                                                      manager.

Richard R. Burt; 58          Director     Since 1995      Mr. Burt is chairman of     Mr. Burt is a          Mr. Burt is also a
1275 Pennsylvania Ave.,                                   Diligence LLC               director or trustee    director of
N.W. Washington, D.C.                                     (international              of 16 investment       Hollinger
20004                                                     information and security    companies              International Inc.
                                                          firm) and IEP Advisors      (consisting of 33      (publishing), HCL
                                                          (international              portfolios) for        Technologies, Ltd.
                                                          investments and             which UBS Global AM    (software and
                                                          consulting firm).           or one of its          information
                                                                                      affiliates serves as   technologies), The
                                                                                      investment             Central European
                                                                                      information advisor,   Fund, Inc., The
                                                                                      sub-advisor or         Germany Fund, Inc.,
                                                                                      manager.               IGT, Inc. (provides
                                                                                                             technology to gaming
                                                                                                             and waging industry).

                                            TERM OF
                                             OFFICE                                         NUMBER OF
                            POSITION(S)       AND                 PRINCIPAL               PORTFOLIOS IN              OTHER
                               HELD          LENGTH             OCCUPATION(S)              FUND COMPLEX           DIRECTORSHIPS
   NAME, ADDRESS               WITH          OF TIME            DURING PAST 5              OVERSEEN BY              HELD BY
     AND AGE                   FUND          SERVED                 YEARS                    DIRECTOR               DIRECTOR
------------------------   ------------   -------------   -------------------------   --------------------   -----------------------
                                                                                                             He is also a
                                                                                                             director or trustee of
                                                                                                             funds in the Scudder
                                                                                                             Mutual Funds Family
                                                                                                             (consisting of 52
                                                                                                             portfolios).

William D. White; 71       Director       Since 2001      Mr. White is retired        Mr. White is a         None
P.O. Box 19916                                            (since 1994).               director or trustee
Upper Black Eddy, PA                                                                  of 16 investment
18972                                                                                 companies
                                                                                      (consisting of 33
                                                                                      portfolios) for
                                                                                      which UBS Global AM
                                                                                      or one of its
                                                                                      affiliates serves as
                                                                                      investment advisor,
                                                                                      sub-advisor or
                                                                                      manager.

----------

+ Mrs. Alexander is deemed an "interested person" of the Fund as defined in the Investment Company Act because an immediate family member is an employee of an affiliate of UBS Global AM.


++ Professor Feldberg is deemed an "interested person" of the Fund as defined in the Investment Company Act because he is a senior advisor to Morgan Stanley, a financial services firm with which the Fund may conduct transactions.

OFFICERS

                                                                                PRINCIPAL OCCUPATION(S)
                                                  TERM OF OFFICE             DURING PAST 5 YEARS; NUMBER OF
   NAME, ADDRESS           POSITION(S) HELD       AND LENGTH OF             PORTFOLIOS IN FUND COMPLEX FOR
      AND AGE                 WITH FUND            TIME SERVED              WHICH PERSON SERVES AS OFFICER
------------------------   -------------------   ----------------   -----------------------------------------------
Joseph Allessie*; 40       Vice President and    Since 2005         Mr. Allessie is a director and associate
                           Assistant Secretary                      general counsel at UBS Global Asset Management
                                                                    (US) Inc and UBS Global Asset Management
                                                                    (Americas) Inc. (collectively, "UBS Global AM -
                                                                    Americas region") (since 2005). Prior to
                                                                    joining UBS Global AM - Americas region, he was
                                                                    senior vice president and general counsel of
                                                                    Kenmar Advisory Corp. (from 2004 to 2005).
                                                                    Prior to that Mr. Allessie was general counsel
                                                                    and secretary of GAM USA Inc., GAM Investments,
                                                                    GAM Services, GAM Funds, Inc. and the GAM
                                                                    Avalon Funds (from 1999 to 2004). Such entities
                                                                    are affiliates of UBS

                                                                                PRINCIPAL OCCUPATION(S)
                                                  TERM OF OFFICE             DURING PAST 5 YEARS; NUMBER OF
   NAME, ADDRESS           POSITION(S) HELD       AND LENGTH OF             PORTFOLIOS IN FUND COMPLEX FOR
      AND AGE                 WITH FUND            TIME SERVED              WHICH PERSON SERVES AS OFFICER
------------------------   -------------------   ----------------   -----------------------------------------------
                                                                    Global AM - Americas region. Prior to joining
                                                                    GAM, Mr. Allessie was Regulatory Officer to the
                                                                    State of New Jersey, Department of Law and
                                                                    Public Safety, Bureau of Securities (from 1993
                                                                    to 1999). Mr. Allessie is a vice president and
                                                                    assistant secretary of 20 investment companies
                                                                    (consisting of 75 portfolios) for which UBS
                                                                    Global AM - Americas region or one of its
                                                                    affiliates serves as investment advisor,
                                                                    sub-advisor or manager.

W. Douglas Beck*; 38       President             Since 2005         Mr. Beck is an executive director and head of
                                                                    product development and management for UBS
                                                                    Global AM - Americas region (since 2002).
                                                                    From March 1998 to November 2002, he held
                                                                    various positions at Merrill Lynch, the most
                                                                    recent being first vice president and
                                                                    co-manager of the managed solutions group.
                                                                    Mr. Beck is president of 20 investment
                                                                    companies (consisting of 75 portfolios) for
                                                                    which UBS Global AM - Americas region or one
                                                                    of its affiliates serves as investment
                                                                    advisor, sub-advisor or manager, and was vice
                                                                    president of such investment companies from
                                                                    2003 to 2005.

Thomas Disbrow*; 39        Vice President and    Since 2000 (Vice   Mr. Disbrow is a director, head of retail
                           Treasurer             President);        mutual fund operations and co-head of the
                                                 Since 2004         mutual fund finance department of UBS Global
                                                 (Treasurer)        AM - Americas region. Prior to November 1999,
                                                                    he was a vice president of Zweig/Glaser
                                                                    Advisers. Mr. Disbrow is a vice president and
                                                                    treasurer of 16 investment companies
                                                                    (consisting of 33 portfolios) and vice
                                                                    president and assistant treasurer of four
                                                                    investment companies (consisting of 42
                                                                    portfolios) for which UBS

                                                                                PRINCIPAL OCCUPATION(S)
                                                  TERM OF OFFICE             DURING PAST 5 YEARS; NUMBER OF
   NAME, ADDRESS           POSITION(S) HELD       AND LENGTH OF             PORTFOLIOS IN FUND COMPLEX FOR
      AND AGE                 WITH FUND            TIME SERVED              WHICH PERSON SERVES AS OFFICER
------------------------   -------------------   ----------------   -----------------------------------------------
                                                                    Global AM - Americas region or one of its
                                                                    affiliates serves as investment advisor,
                                                                    sub-advisor or manager.

Mark F. Kemper**, 47       Vice President and    Since 2004         Mr. Kemper is general counsel of UBS Global AM
                           Secretary                                - Americas region (since July 2004).  Mr. Kemper
                                                                    also is an executive director of UBS Global AM
                                                                    - Americas region. He was deputy general
                                                                    counsel of UBS Global Asset Management
                                                                    (Americas) Inc. ("UBS Global AM - Americas")
                                                                    from July 2001 to July 2004. He has been
                                                                    secretary of UBS Global AM - Americas since
                                                                    1999 and assistant secretary of UBS Global
                                                                    Asset Management Trust Company since 1993.
                                                                    Mr. Kemper is secretary of UBS Global AM -
                                                                    Americas region (since 2004). Mr. Kemper is
                                                                    vice president and secretary of 20 investment
                                                                    companies (consisting of 75 portfolios) for
                                                                    which UBS Global AM - Americas region or one of
                                                                    its affiliates serves as investment advisor,
                                                                    sub-advisor or manager.

Joanne M. Kilkeary*; 37    Vice President and    Since 2004         Ms. Kilkeary is an associate director (since
                           Assistant Treasurer                      2000) and a senior manager (since 2004) of the
                                                                    mutual fund finance department of UBS Global AM
                                                                    - Americas region. Ms. Kilkeary is a vice
                                                                    president and assistant treasurer of 16
                                                                    investment companies (consisting of 33
                                                                    portfolios) for which UBS Global AM - Americas
                                                                    region or one of its affiliates serves as
                                                                    investment advisor, sub-advisor or manager.

Joseph T. Malone*; 37      Vice President and    Since 2004         Mr. Malone is a director and co-head of the
                           Assistant Treasurer                      mutual fund finance department of UBS Global
                                                                    AM -Americas region. From August 2000 through
                                                                    June 2001, he was the controller at AEA
                                                                    Investors Inc. From March 1998 to August 2000,
                                                                    Mr. Malone was a manager within the investment
                                                                    management services practice of
                                                                    PricewaterhouseCoopers LLC. Mr. Malone is vice
                                                                    president and assistant treasurer of 16
                                                                    investment companies (consisting of 33
                                                                    portfolios) and vice president, treasurer and
                                                                    principal accounting officer of four investment
                                                                    companies (consisting of 42 portfolios) for
                                                                    which UBS Global AM - Americas region or one of
                                                                    its affiliates serves as investment advisor,
                                                                    sub-advisor or manager.

Joseph McGill*; 43         Vice President and    Since 2004         Mr. McGill is an executive director and chief

                                                                                PRINCIPAL OCCUPATION(S)
                                                  TERM OF OFFICE             DURING PAST 5 YEARS; NUMBER OF
   NAME, ADDRESS           POSITION(S) HELD       AND LENGTH OF             PORTFOLIOS IN FUND COMPLEX FOR
      AND AGE                 WITH FUND            TIME SERVED              WHICH PERSON SERVES AS OFFICER
------------------------   -------------------   ----------------   -----------------------------------------------
                           Chief Compliance                         compliance officer at UBS Global AM - Americas
                           Officer                                  region (since 2003). Prior to joining UBS
                                                                    Global AM - Americas region, he was Assistant
                                                                    General Counsel at J. P. Morgan Investment
                                                                    Management (from 1999 to 2003). Mr. McGill is a
                                                                    vice president and chief compliance officer of
                                                                    20 investment companies (consisting of 75
                                                                    portfolios) for which UBS Global AM - Americas
                                                                    region or one of its affiliates serves as
                                                                    investment advisor, sub-advisor or manager.

John Penicook **; 47       Vice President        Since 2002         Mr. Penicook is a managing director and global
                                                                    head of fixed income of UBS Global AM.
                                                                    Mr. Penicook is a vice president of three
                                                                    investment companies (consisting of three
                                                                    portfolios) for which UBS Global AM - Americas
                                                                    region or one of its affiliates serves as
                                                                    investment advisor, sub-advisor or manager.

Eric Sanders*; 39          Vice President and    Since 2005         Mr. Sanders is a director and associate general
                           Assistant Secretary                      counsel of UBS Global AM-Americas region
                                                                    (since July 2005). From 1996 until June 2005,
                                                                    he held various positions at Fred Alger &
                                                                    Company, Incorporated, the most recent being
                                                                    assistant vice president and associate general
                                                                    counsel. Mr. Sanders is a vice president and
                                                                    assistant secretary of 16 investment companies
                                                                    (consisting of 33 portfolios) for which UBS
                                                                    Global AM - Americas region or one of its
                                                                    affiliates serves as investment advisor,
                                                                    sub-advisor or manager.

Uwe Schillhorn**; 41       Vice President        Since 2004         Mr. Schillhorn is an executive director, and
                                                                    head of emerging markets debt (since 2004) of
                                                                    UBS Global AM. Mr. Schillhorn is a vice
                                                                    president of two investment companies
                                                                    (consisting of two portfolios) for which UBS
                                                                    Global AM - Americas region or one of its
                                                                    affiliates serves as investment advisor,
                                                                    sub-advisor or manager.

Keith A. Weller*; 44       Vice President and    Since 1995         Mr. Weller is an executive director and
                           Assistant Secretary                      associate general counsel of UBS Global AM -
                                                                    Americas region. Mr. Weller is a vice president
                                                                    and assistant secretary of 20 investment
                                                                    companies (consisting of 75 portfolios) for
                                                                    which UBS Global AM - Americas region or one of
                                                                    its affiliates serves as investment advisor,
                                                                    sub-advisor or manager.

* This person's business address is 51 West 52nd Street, New York, New York 10019-6114.

** This person's business address is One North Wacker Drive, Chicago, Illinois
   60606.

INFORMATION ABOUT DIRECTOR OWNERSHIP OF FUND SHARES

                                                                AGGREGATE DOLLAR RANGE OF EQUITY
                                                                  SECURITIES IN ALL REGISTERED
                                                                  INVESTMENT COMPANIES OVERSEEN
                                                                BY DIRECTOR FOR WHICH UBS GLOBAL
                                                                   AM OR AN AFFILIATE SERVES
                                DOLLAR RANGE OF EQUITY               AS INVESTMENT ADVISOR,
      DIRECTOR                   SECURITIES IN FUND+                SUB-ADVISOR OR MANAGER+
------------------------   ------------------------------    -------------------------------------
INTERESTED DIRECTORS
Margo N. Alexander         None                              Over $100,000

Meyer Feldberg             None                              Over $100,000

INDEPENDENT DIRECTORS
Richard Q. Armstrong       None                              Over $100,000

David J. Beaubien          None                              Over $100,000

Richard R. Burt            None                              Over $100,000

William D. White           None                              Over $100,000

----------
+ Information regarding ownership of shares of the Fund is as of December 31, 2004; information regarding ownership of shares in all registered investment companies overseen by Director for which UBS Global AM or an affiliate serves as investment advisor, sub-advisor or manager is as of December 31, 2004.


COMMITTEES

          The Fund has an Audit Committee and a Nominating and Corporate Governance Committee. The Audit Committee consists of Mr. Richard Q. Armstrong (chairperson), Mr. David J. Beaubien, Mr. Richard R. Burt and Mr. William D. White. The following Independent Directors are members of the Nominating and Corporate Governance Committee: Mr. Richard R. Burt (chairperson) and Mr. William D. White.


          The Audit Committee is responsible for, among other things: (i) overseeing the scope of the Fund's audit; (ii) overseeing the Fund's accounting and financial reporting policies, practices and internal controls; and (iii) approving, and recommending to the Board for ratification, the selection, appointment, retention or termination of the Fund's independent registered public accounting firm. In furtherance of its duties, the Committee also is responsible for, among other things: receiving periodic reports from the Fund's independent registered public accounting firm regarding its independence and discussing any disclosed relationships or services that may diminish the objectivity and independence of the independent registered public accounting firm; inquiring as to the Fund's qualification under Subchapter M of the Internal

Revenue Code and the amounts distributed and reported to shareholders;
reviewing and discussing the Fund's audited annual financial statements with management and the Fund's independent registered public accounting firm; reviewing with the independent registered public accounting firm any problems or difficulties the independent registered public accounting firm encountered during the conduct of the audit; and reporting to the full Board and making recommendations as it deems necessary or appropriate. Although the Audit Committee has the responsibilities described above, it is not responsible for planning or conducting the Fund's audit or determining whether the Fund's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Absent actual knowledge to the contrary, Audit Committee members are entitled to rely on the accuracy of the information they receive from persons within and outside the Fund.

          The Audit Committee currently normally meets in conjunction with regular Board meetings, or more frequently as called by its chairperson. During the fiscal year ended October 31, 2004, the Audit Committee held six meetings.

          The Board has also established a Nominating and Corporate Governance Committee that acts pursuant to a written charter. The Nominating and Corporate Governance Committee is responsible for, among other things, selecting, evaluating and recommending to the Board candidates to be nominated as additional Independent Directors of the Board. The Nominating and Corporate Governance Committee held three meetings during the fiscal year ended October 31, 2004. The Nominating and Corporate Governance Committee will consider nominees recommended by Shareholders if a vacancy among the Independent Directors occurs. In order to recommend a nominee, a Shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, Mr. Richard Burt, care of the Secretary of the Fund at UBS Global Asset Management (US) Inc., 51 West 52nd Street, New York, New York 10019-6114 and indicate on the envelope "Nominating and Corporate Governance Committee." The Shareholder's letter should state the nominee's name and should include the nominee's resume or CURRICULUM VITAE and must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by the Shareholders.

INFORMATION ABOUT INDEPENDENT DIRECTOR OWNERSHIP OF SECURITIES ISSUED BY UBS GLOBAL AM OR ANY COMPANY CONTROLLING, CONTROLLED BY OR UNDER COMMON CONTROL WITH UBS GLOBAL AM.

          As of December 31, 2004, the Independent Directors and their immediate family members did not own any securities issued by UBS Global AM or any company controlling, controlled by or under common control with UBS Global AM.

COMPENSATION

          Each Independent Director receives, in the aggregate from UBS Global AM Funds, an annual retainer of $70,000 and a $13,000 fee for each regular board meeting (and each in-person special board meeting) actually attended. Independent Directors who participate in previously scheduled in-person meetings by telephone to accommodate other business obligations are paid $2,000 for such meetings. Independent Directors who participate in previously scheduled in-person meetings by telephone because of illness or other unavoidable circumstances are paid the full meeting fee. The chairperson of the Audit Committee receives annually $25,000. Effective October 1, 2004, the chairperson of the Nominating and Corporate Governance Committee receives annually $15,000. Effective October 1, 2004, the Chairman of the Board receives annually $30,000. (If a board member simultaneously holds more than one position on the Board, he or she is paid only the higher of the fees otherwise payable for these positions.) The foregoing fees will be allocated among all UBS Global AM Funds (or each relevant fund in the case of a special meeting) as follows: (i) one-half of the expense will be allocated pro rata based on the funds' relative net assets at the end of the calendar quarter preceding the date of payment and
(ii) one-half of the expense will be allocated equally according to the number of such funds (i.e., expense divided by number of funds). No officer, Director or employee of UBS Global AM or any of its affiliates presently receives any compensation from the funds for acting as a board member or officer. All Board members are reimbursed for expenses incurred in attending meetings.

          The table below includes certain information relating to the compensation of the Fund's current board members and the compensation of those Board members from all funds for which UBS Global AM or an affiliate served as investment advisor, sub-advisor or manager during the periods indicated.

                               COMPENSATION TABLE+

                                  AGGREGATE         TOTAL COMPENSATION FROM THE
                                COMPENSATION            FUND AND THE FUND
 NAME OF PERSON, POSITION        FROM FUND*                 COMPLEX**
--------------------------   ------------------   ------------------------------
Richard Q. Armstrong,
     Director                      $   2,663               $   150,875
David J. Beaubien,
     Director                      $   2,278                   129,000
Richard R. Burt,
     Director                      $   2,245                   127,000
Meyer Feldberg++,
     Director                      $   2,452                   249,000

William D. White,
     Director                      $   2,278                             129,000

----------
+ Only Independent Directors are compensated by the funds for which UBS Global AM or an affiliate serves as investment advisor, sub-advisor or manager; Board members who are "interested persons," as defined by the Investment Company Act, do not receive compensation from the Funds.

++ Until March 1, 2005, Professor Feldberg was an independent board member and was compensated as such by the funds for which UBS Global AM or an affiliate served as investment advisor, sub-advisor or manager. Effective March 1, 2005, Professor Feldberg is an "interested person" of the funds due to his position as Senior Advisor with Morgan Stanley. As such, Professor Feldberg is no longer compensated by the funds for which UBS Global AM serves as investment advisor, sub-advisor, or manager.

* Represents total fees paid by the Fund to each board member indicated for the fiscal year ended October 31, 2004.

** Represents fees paid during the calendar year ended December 31, 2004 to each Independent Board member by: (a) 16 investment companies in the case of Messrs. Armstrong, Beaubien, Burt and White; and (b) 31 investment companies in the case of Mr. Feldberg, for which UBS Global AM or one of its affiliates served as investment advisor, sub-advisor or manager. No fund within the UBS Fund complex has a bonus, pension, profit sharing or retirement plan.

PRINCIPAL HOLDERS OF SECURITIES AND MANAGEMENT OWNERSHIP OF SECURITIES


          As October 25, 2005, directors and officers of the Fund owned in the aggregate less than 1% of the outstanding shares of the Fund. As of October 25, 2005, none of the persons on whose behalf those Shares were held was known by the Fund to own 5% or more of the Fund's Shares.


                              PROXY VOTING POLICIES

          The Board of the Fund believes that the voting of proxies on securities held by the Fund is an important element of the overall investment process. As such, the Board has delegated the responsibility to vote such proxies to the Fund's investment advisor, UBS Global AM.

          The proxy voting policy of UBS Global AM is based on its belief that voting rights have economic value and must be treated accordingly. Generally, UBS Global AM expects the boards of directors of companies issuing securities held by its clients to act as stewards of the financial assets of the company, to exercise good judgment and practice diligent oversight with the management of the company. While there is no absolute set of rules that determines appropriate corporate governance under all circumstances and no set of rules will guarantee ethical behavior, there are certain benchmarks, which, if substantial progress is made towards them, give evidence of good corporate governance. UBS Global AM may delegate to an independent proxy voting and research service the authority to exercise the voting rights associated with certain client holdings. Any such delegation shall be made with the direction that the votes be exercised in accordance with UBS Global AM's proxy voting policy.

          When UBS Global AM's view of a company's management is favorable, UBS Global AM generally supports current management initiatives. When UBS Global AM's view is that changes to the management structure would probably increase Shareholder value, UBS Global AM may not support existing management proposals. In general, UBS Global AM: (1) opposes proposals which act to entrench management; (2) believes that boards should be independent of company management and composed of persons with requisite skills, knowledge and experience; (3) opposes structures which impose financial constraints on changes in control;

(4) believes remuneration should be commensurate with responsibilities and performance; and (5) believes that appropriate steps should be taken to ensure the independence of registered public accounting firms.

          UBS Global AM has implemented procedures designed to identify whether it has a conflict of interest in voting a particular proxy proposal, which may arise as a result of its or its affiliates' client relationships, marketing efforts or banking, investment banking and broker/dealer activities. To address such conflicts, UBS Global AM has imposed information barriers between it and its affiliates who conduct banking, investment banking and broker/dealer activities and has implemented procedures to prevent business, sales and marketing issues from influencing its proxy votes. Whenever UBS Global AM is aware of a conflict with respect to a particular proxy, its appropriate local corporate governance committee is required to review and agree to the manner in which such proxy is voted.

          You may obtain information about the Fund's proxy voting decisions, without charge, by contacting the Fund directly at 1-800-647 1568, online on the Fund's website (www.ubs.com/ubsglobalam-proxy), or on the EDGAR database on the SEC's website (http://www.sec.gov).

               INVESTMENT ADVISORY AND ADMINISTRATION ARRANGEMENTS

          UBS Global AM is the Fund's investment adviser and administrator pursuant to a contract dated September 30, 1993 with the Fund ("Advisory and Administration Contract"). Pursuant to the Advisory and Administration Contract, UBS Global AM provides a continuous investment program for the Fund and makes investment decisions and places orders to buy, sell or hold particular securities. As administrator, UBS Global AM supervises all matters relating to the operation of the Fund and obtains for it corporate, administrative and clerical personnel, office space, equipment and services, including arranging for the periodic preparation, updating, filing and dissemination of proxy materials, tax returns and reports to the Fund's Board, Shareholders and regulatory authorities.

          Under the Advisory and Administration Contract, the Fund pays UBS Global AM a fee, computed weekly and paid monthly, at the annual rate of 1.25% of the Fund's average weekly total assets minus liabilities other than the aggregate indebtedness constituting leverage ("average net assets") for the first $200 million of assets under management and 1.00% of the Fund's average net assets for amounts above $200 million.

          During the fiscal years indicated, the Fund paid (or accrued) the following investment advisory and administration fees:

                          FISCAL YEARS ENDED OCTOBER 31,
      2004                             2003                         2002
-------------------       ------------------------------     -------------------
  $  3,869,604                      $   3,730,496               $   3,488,011

          In addition to the payments to UBS Global AM under the Advisory and Administration Contract described above, the Fund pays certain other costs, including (1) the costs (including brokerage commissions) of securities purchased or sold by the Fund and any losses incurred in connection therewith; (2) fees payable to and expenses incurred on behalf of the Fund by UBS Global AM; (3) organizational and offering expenses of the Fund, whether or not advanced by UBS Global AM; (4) filing fees and expenses relating to the registration and qualification of the Fund's shares and the Fund under federal securities laws and/or state laws; (5) fees and salaries payable to the Fund's Directors and officers who are not interested persons of the Fund or UBS Global AM; (6) all expenses incurred in connection with the Fund's Directors' services, including travel expenses; (7) taxes (including any income or franchise taxes) and governmental fees; (8) costs of any liability, uncollectible items of deposit and any other insurance or fidelity bonds; (9) any costs, expenses or losses arising out of a liability of or claims for damages or other relief asserted against the Fund for violation of any law; (10) legal, accounting and auditing expenses, including legal fees of special counsel for those Directors of the Fund who are not interested persons of the Fund; (11) charges of custodians, transfer agents and other agents (including any lending agent); (12) costs of preparing share certificates; (13) expenses of setting in type, printing and mailing reports and proxy materials to shareholders; (14) any extraordinary expenses (including fees and disbursements of counsel, costs of actions, suits or proceedings to which the Fund is a party and the expenses the Fund may incur as a result of its legal obligation to provide indemnification to its officers, directors, agents and Shareholders) incurred by the Fund; (15) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (16) costs of mailing and tabulating proxies and costs of meetings of shareholders, the Board and any committees thereof; (17) the costs of investment company literature and other publications provided by the Fund to its Directors and officers; (18) costs of mailing, stationery and communications equipment; (19) changes and expenses of any outside pricing service used to value portfolio securities; (20) interest on borrowings of the Fund; (21) fees and expenses of listing and maintaining any listing of the Fund's Shares on any national securities exchange; (22) expenses incident to any dividend reinvestment plan; and (23) costs and expenses(including rating agency fees) associated with the issuance of any preferred stock.

BOARD APPROVAL OF ADVISORY AND ADMINISTRATION CONTRACT

BACKGROUND. At a meeting of the Fund on July 20, 2005, the members of the Board, including the Independent Directors as defined in the 1940 Act, as amended, considered and approved the continuance of the Investment Advisory and Administration Contract for the Fund. In preparing for the meeting, the Board members had requested and received information from UBS Global AM to assist them, including performance and expense information for other investment companies with similar investment objectives to the Fund. The Board received and considered a variety of information about UBS Global AM, as well as the advisory and administrative arrangements for the Fund. The Independent Directors discussed the materials initially provided by management prior to the scheduled Board meeting in a session with their independent legal counsel and requested, and received from management, supplemental materials to assist them in their consideration of the Advisory and Administration Contract. Subsequently, the Chairman of the Board and independent legal counsel to the Independent Directors met with management representatives to discuss generally how information would be provided at the Board meeting. The Independent Directors also met for several hours the evening before the Board meeting and met again after management's presentation was completed to review the disclosure that had been made to them at the meeting. At all of these sessions the Independent Directors met in session with their independent legal counsel. The Independent Directors also received a memorandum from their independent legal counsel discussing the duties of Board members in considering approval of advisory and administration contracts. In its consideration of the approval of the Advisory and Administration Contract, the Board, including the Independent Directors, considered the following factors:

NATURE, EXTENT AND QUALITY OF THE SERVICES UNDER THE ADVISORY AND ADMINISTRATION CONTRACT. The Board received and considered information regarding the nature, extent and quality of management services provided to the Fund by UBS Global AM under the Advisory and Administration Contract during the past year. The Board also received a description of the administrative and other services rendered to the Fund and its shareholders by UBS Global AM. The Board noted that information received at regular meetings throughout the year related to the services rendered by UBS Global AM concerning the management of the Fund's affairs and UBS Global AM's role in coordinating providers of other services to the Fund, including custody, accounting and transfer agency services. The Board's evaluation of the services provided by UBS Global AM took into account the Board's knowledge and familiarity gained as board members of funds in the UBS New York fund complex, including the scope and quality of UBS Global AM's investment management and other capabilities and the quality of its administrative and other services. The Board observed that the scope of services provided by UBS Global AM had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund's expanded compliance programs.

          The Board had available to it the qualifications, backgrounds and responsibilities of the Fund's senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund and recognized that these persons report to the Board regularly, some at every Board meeting. The Board also considered, based on its knowledge of UBS Global AM and its affiliates, the financial resources available to UBS Global AM and its parent organization, UBS AG.

          The Board reviewed how transactions in Fund assets are effected.
In conducting its review, the Board had available UBS Global AM's brokerage policies and practices, the standards applied in seeking best execution, UBS Global AM's soft dollar policies and practices, the use of a broker affiliated with UBS Global AM and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its disaster recovery plans and portfolio manager compensation plan.

          The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided, and expected to be provided, to the Fund under the Advisory and Administration Contract.

FUND PERFORMANCE. The Board received and considered performance information of the Fund compared to other funds (the "Performance Universe") selected by Lipper, Inc. ("Lipper"), an independent provider of investment company data, over the one-, three-, five- and ten-year periods ended May 31, 2005 and since inception. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Board also noted that it had received information throughout the year at periodic intervals with respect to the Fund's performance.

          The comparative Lipper information showed that the Fund's NAV performance as compared against the Performance Universe was consistently at or below average for the comparative periods. Specifically, the Fund's NAV performance was in the third quartile for the one-year period and since the Fund's inception and in the fourth quartile for the three-, five- and ten year periods. The Board in its review noted that more than three-quarters of the Performance Universe utilized leverage, most in excess of twenty percent (20%), allowing for amplified returns in this prolonged bull market, but with an increased level of risk. Management explained that the Fund, which has a lower beta/duration (risk profile), has underperformed its peers during this period, although it has outperformed on corrections, as might be expected with a lower beta/duration. The Board also noted that the Fund has performed on par with its peer group since the inception of the Fund. Based on its review, the Board concluded that the Fund's investment performance was satisfactory.

MANAGEMENT FEE AND EXPENSE RATIO. The Board reviewed and considered the contractual advisory and administration fee (the "Contractual Management Fee") payable by the Fund to UBS Global AM in light of the nature, extent and quality of the advisory and administrative services provided by UBS Global AM. The Board also reviewed and considered the actual fee rate (the "Actual Management Fee") paid by the Fund.

          Additionally, the Board received and considered information comparing the Fund's Contractual Management Fee, Actual Management Fee and overall expenses with those of funds in a group of Funds selected and provided by Lipper (the "Expense Group").

          In connection with its consideration of the Fund's management fees, the Board also received information on an affiliate of UBS Global AM's standard institutional account fees for accounts of a similar investment type to the Fund. The Board noted that these fees were lower than the Contractual Management Fee and Actual Management Fee for the Fund, but also noted management's explanation that comparisons with such accounts may be of limited relevance given the different structures and regulatory requirements of closed-end funds versus such accounts, the differences in the levels of services required by closed-end funds and such accounts and the memorandum provided by the Fund's legal counsel discussing court decisions regarding the limited usefulness of such comparisons.

          The comparative Lipper information showed that the Fund's Contractual Management Fee and Actual Management Fee were in the last quintile in the Fund's Expense Group and was the highest in its Expense Group (i.e., sixth out of six for the periods included in the Lipper report). In addition, the Board noted that the Fund's total expenses were in the third quintile in its Expense Group for the comparison period.. The Board noted that although the Fund had a high Contractual Management Fee and Actual Management Fee, the Fund's total expenses were average in comparison with the Fund's Expense Group, resulting from below average nonmanagement fees.

          After further discussion, the Board requested that management consider the possibility of instituting a breakpoint for the Fund, particularly in light of the Fund's proposed rights offering. After further discussion, management recommended, and the Board approved, that the Fund's management fee, currently 1.25%, be revised to provide for a breakpoint such that the Fund's management fee would remain at 1.25% of the Fund's average weekly net assets ("average net assets") for the first $200 million of assets under management and be reduced to 1.00% of the Fund's average net assets for amounts above $200 million.

          Taking all of the above into consideration, the Board determined that the Contractual Management Fee was reasonable in light of the nature, extent and quality of the services provided to the Fund under the Advisory and Administration Contract.

ADVISOR PROFITABILITY. The Board received and considered a profitability analysis of UBS Global AM and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the UBS New York Fund complex as a whole. In addition, the Board received information with respect to UBS Global AM's allocation methodologies used in preparing this profitability data. UBS Global AM's profitability was considered not excessive in light of the nature, extent and quality of the services provided to the Fund.

ECONOMIES OF SCALE. The Board received and considered information from management regarding whether it has achieved economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential realization of further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to shareholders.

          In conducting its review, the Board noted that the Fund's Contractual Management Fee did not currently contain any breakpoints but that management had proposed, and the Board had approved, the institution of a breakpoint in the Fund's management fee, as described above. As the Fund's current asset level exceeded the breakpoint, and as any increase in assets due to the proposed rights offering would incur the management fee at the level above the breakpoint, the Board determined that actual economies of scale (on a going forward basis) existed in the form of the breakpoint to the Contractual Management Fee. Management also noted that, if the proposed rights offering is completed, to the extent fixed costs are spread over more assets, the Fund's shareholders may receive a marginal benefit from economies of scale.

          Generally, in light of information provided and discussed, the Board believed that UBS Global AM's sharing of current economies of scale with the Fund was acceptable.

OTHER BENEFITS TO UBS GLOBAL AM. The Board considered other benefits received by UBS Global AM and its affiliates as a result of its relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

          In light of the costs of providing investment management, administrative and other services to the Fund and UBS Global AM's ongoing commitment to the Fund, the profits and other ancillary benefits that UBS Global AM and its affiliates received were considered reasonable.

          In light of all of the foregoing, the Board approved the Advisory and Administration Contract to continue for another year.

          In making its decision, the Board identified no single factor as being determinative in approving the Advisory and Administration Contract. The Independent Directors were advised by separate independent legal counsel throughout the entire process. The Board discussed the proposed continuance of the Advisory and Administration Contract in a private session with their independent legal counsel at which no representatives of UBS Global AM were present.


PORTFOLIO MANAGER. UBS Global AM's investment professionals are organized into investment management teams, with a particular team dedicated to a specific asset class. Mr. Schillhorn is the lead portfolio manager for the Fund.

The following table provides information relating to other accounts managed by Mr. Schillhorn as of October 31, 2004.



                                                REGISTERED       OTHER POOLED
                                                INVESTMENT        INVESTMENT         OTHER
                                                 COMPANIES         VEHICLES         ACCOUNTS
                                                -----------      ------------       --------
Number of Accounts Managed                           2                 10              *9
Number of Accounts Managed with
Performance-Based Advisory Fees                    None               None            None
Assets Managed (in millions)                       $---               $---            $---
Assets Managed with Performance-
Based Advisory Fees (in millions)                  None               None            None

-----------------
*   approximately

The management of the Fund and other accounts could result in potential conflicts of interest if the Fund and other accounts have different objectives, benchmarks and fees because the portfolio manager and his team must allocate time and investment expertise across multiple accounts, including the Fund. The portfolio manager and his team manage the Fund and other accounts utilizing a model portfolio approach that groups similar accounts within a model portfolio. UBS Global AM manages accounts according to the appropriate model portfolio, including where possible, those accounts that have specific investment restrictions. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across accounts, which may minimize the potential for conflicts of interest.

If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one account or model portfolio, the Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible model portfolios and accounts. To deal with these situations, UBS Global AM has adopted procedures for allocating portfolio trades across multiple accounts to provide fair treatment to all accounts.

The management of personal accounts by a portfolio manager may also give rise to potential conflicts of interest. UBS Global AM and the Fund have adopted Codes of Ethics that govern such personal trading but there is no assurance that the Codes will adequately address all such conflicts.

The compensation received by portfolio managers at UBS Global AM, including Mr. Schillhorn, includes a base salary and incentive compensation based on their personal performance. UBS Global AM's compensation and benefits programs are designed to provide its investment professionals with incentives to excel, and to promote an entrepreneurial, performance-oriented culture. They also align the interests of the investment professionals with the interests of UBS Global AM's clients. Overall compensation can be grouped into four categories:

            - Competitive salary, benchmarked within the market to maintain competitive compensation opportunities.
            - Annual bonus, tied to individual contributions and investment performance.
            - UBS equity awards, promoting company-wide success and employee retention.
            -  Additional specialized programs.

BASE SALARY is used to recognize the experience, skills and knowledge that the investment professionals bring to their roles. Salary levels are monitored and adjusted periodically in order to remain competitive within the investment management industry.

ANNUAL BONUSES are strictly and rigorously correlated with performance. As such, annual incentives can be highly variable, and are based on three components: 1) the firm's overall business success; 2) the performance of the respective asset class and/or investment mandate; and 3) an individual's specific contribution to the firm's results. UBS Global AM strongly believes that tying bonuses to both long-term (3-year) and shorter-term (1-year) portfolio performance closely aligns the investment professionals' interests with those of UBS Global AM's clients.

UBS AG EQUITY. Senior investment professionals, such as Mr. Schillhorn, may receive a portion of their annual performance-based incentive in the form of deferred or restricted UBS AG shares or employee stock options. UBS Global AM believes that this reinforces the critical importance of creating long-term business value and also serves as an effective retention tool as the equity shares typically vest over a number of years.

Broader equity share ownership is encouraged for all employees through "Equity Plus." This long-term incentive program gives employees the opportunity to purchase UBS stock with after-tax funds from their bonus or salary. Two UBS stock options are given for each share acquired and held for two years. UBS Global AM feels this engages its employees as partners in the firm's success, and helps to maximize its integrated business strategy.

ADDITIONAL PLANS. UBS Global AM offers more executive plans on an ad hoc basis for the top 2% - 5% of its senior management. These plans are designed to align individual performance to longer term decision performance and offer greater compensation potential as the firm's value increases over time.

As of the date of this SAI, Mr. Schillhorn did not own shares of the Fund.

                             PORTFOLIO TRANSACTIONS

          The Fund purchases portfolio securities from dealers and underwriters as well as from issuers. Subject to policies established by the Board, UBS Global AM is responsible for the execution of the Fund's portfolio transactions and the allocation of brokerage transactions. Securities are usually traded on a net basis with dealers acting as principal for their own accounts without a stated commission. Prices paid to dealers in principal transactions generally include a "spread," which is the difference between the prices at which the dealer is willing to purchase and sell a specific security at the time. When securities are purchased directly from an issuer, no commissions or discounts are paid. When securities are purchased in underwritten offerings, they include a fixed amount of compensation to the underwriter.

          For purchases or sales with broker-dealer firms that act as principal, UBS Global AM seeks best execution. Although UBS Global AM may receive certain research or execution services in connection with these transactions, it will not purchase securities at a higher price or sell securities at a lower price than would otherwise be paid if no weight was attributed to the services provided by the executing dealer. UBS Global AM may engage in agency transactions in over-the-counter securities in return for research and execution services. These transactions are entered into only pursuant to procedures that are designed to ensure that the transaction (including commissions) is at least as favorable as it would have been if effected directly with a market-maker that did not provide research or execution services.

          Research services and information received from brokers or dealers are supplemental to UBS Global AM's own research efforts and, when utilized, are subject to internal analysis before being incorporated into its investment processes. Information and research services furnished by brokers or dealers through which or with which the Fund effects securities transactions may be used by UBS Global AM in advising other funds or accounts and, conversely, research services furnished to UBS Global AM by brokers or dealers in connection with other funds or accounts that it advises may be used in advising the Fund.

          During the fiscal years ended October 31, 2004, October 31, 2003 and October 31, 2002, the Fund paid $33,794, $0 and $0, respectively, in brokerage commissions. Typically, the Fund has not allocated any brokerage transactions for research, analysis, advice and similar services. None of the amount of brokerage commissions for the fiscal year ended October 31, 2004 relate to research services or any other soft dollar type services.
Investment decisions for the Fund and for other investment accounts managed by UBS Global AM are made independently of one another in light of differing considerations for the various accounts. However, the same investment decision may occasionally be made for the Fund and one or more accounts. In those cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated between the Fund and the other account(s) as to amount in a manner deemed equitable to the Fund and the other account(s). While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the Fund is concerned, or upon its ability to complete its entire order, in other cases it is believed that simultaneous transactions and the ability to participate in volume transactions will benefit the Fund.

                                 CODE OF ETHICS

          The Fund and UBS Global AM, the Fund's investment advisor and administrator, have adopted a code of ethics under rule 17j-1 of the 1940 Act ("Code of Ethics"). The Code of Ethics establishes standards by which certain personnel covered by the rule may invest in securities that may be purchased or held by the Fund, but prohibits fraudulent, deceptive or manipulative conduct in connection with that personal investing.

          The Code of Ethics may be reviewed and copied at the Public Reference Room of the SEC in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The Code of Ethics is also available on the EDGAR Database on the SEC's Internet site at www.sec.gov. Copies of this Code of Ethics may be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

                               PORTFOLIO TURNOVER

          The Fund's portfolio turnover rate may vary from year to year and will not be a limiting factor when UBS Global AM deems portfolio changes appropriate. The portfolio turnover rate is calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the long-term securities in the portfolio during the year. For the fiscal years ended October 31, 2004, October 31, 2003 and October 31, 2002 the Fund's portfolio turnover rates were 140%, 53% and 57%, respectively.

                                    TAXATION

GENERAL

          The following discussion of federal income tax consequences is for general information only. Prospective investors should consult their tax advisors regarding the specific federal tax consequences of purchasing, holding and disposing of Shares, as well as the effects thereon of state, local and foreign tax laws and any proposed tax law changes.

          To qualify to be taxed as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended ("Code"), the Fund must distribute to its Shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain and net gains from certain foreign currency transactions) ("Distribution Requirement") and must meet several additional requirements. These requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, income from certain qualified publicly traded partnerships and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, US government securities, securities of other RICs and other securities that are limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than US government securities or the securities of other RICs) of any one issuer or income from certain qualified publicly traded partnerships. If the Fund failed to qualify to be taxed as a RIC for any taxable year, it would be taxed as an ordinary corporation on its taxable income for that year (even if that income was distributed to its Shareholders) and all distributions out of its earnings and profits would be taxable to its Shareholders as dividends (that is, ordinary income).

          Dividends and other distributions declared by the Fund in October, November or December of any year and payable to Shareholders of record on a date in any of those months will be deemed to have been paid by the Fund and received by the Shareholders on December 31st of that year if the distributions are paid by the Fund during the following January. Accordingly, those distributions will be taxed to Shareholders for the year in which that December 31st falls.

          If the Fund retains any net capital gain (the excess of net long-term capital gain over net short-term capital loss), it may designate the retained amount as undistributed capital gains in a notice to its Shareholders. If the Fund makes such a designation, it will be required to pay federal income tax on the undistributed gains ("Fund tax") and each Shareholder subject to federal income tax (1) will be required to include in income, as long-term capital gains, his or her proportionate share of the undistributed gains, (2) will be allowed a credit or refund, as the case may be, for his or her proportionate share of the Fund tax and (3) will increase the tax basis of his or her Shares by the difference between the included income and such share of the Fund tax.

          A portion of the dividends from the Fund's investment company taxable income (whether paid in cash or reinvested in additional Shares) may be eligible for the dividends received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends the Fund receives from US corporations. However, dividends received by a corporate Shareholder and deducted by it pursuant to the dividends received deduction are subject indirectly to the federal alternative minimum tax. It is not expected that a significant portion of the Fund's dividends will qualify for this deduction.

          If the Fund has both Shares (i.e., common stock) and preferred stock outstanding, it intends to designate distributions made to each such class in any year as consisting of no more than each class' proportionate share of particular types of income based on the total distributions paid to each class for the year, including distributions out of net capital gain.

          Income from investments in foreign securities, and gains realized thereon, may be subject to foreign withholding or other taxes. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. Shareholders will not be able to claim any foreign tax credit or deduction with respect to those foreign taxes.

          The Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one year period ending on October 31st of that year, plus certain other amounts. For these purposes, any such income retained by the Fund, and on which it pays federal income tax, will be treated as having been distributed.

DISTRIBUTIONS

          Dividends of investment company taxable income (including net short-term capital gains) are taxable to Shareholders as ordinary income, whether paid in cash or invested in Fund Shares. Distributions of investment company taxable income may be eligible for the corporate dividends-received deduction to the extent attributable to the Fund's dividend income from US corporations, and if other applicable requirements are met. However, the Fund does not expect to derive a material amount of dividend income from US corporations. Furthermore, the alternative minimum tax applicable to corporations may reduce the benefit of the dividends-received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) designated by the Fund as capital gain dividends are not eligible for the dividends-received deduction and will generally be taxable to Shareholders as long-term capital gains, regardless of the length of time the Fund's Shares have been held by a Shareholder. Net capital gains from assets held for one year or less will be taxed as ordinary income. Generally, dividends and distributions are taxable to Shareholders, whether received in cash or reinvested in Shares of the Fund. Any distributions that are not from the Fund's investment company taxable income or net capital gain may be characterized as a return of capital to Shareholders or, in some cases, as capital gain. Shareholders will be notified annually as to the federal tax status of dividends and distributions they receive and any tax withheld thereon.

          Current tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains and on certain qualifying dividend income. These rate reductions do not apply to corporate taxpayers. The Fund will be able to separately designate distributions of any qualifying long-term capital gains or qualifying dividends earned by the Fund that would be eligible for the lower maximum rate. A Shareholder would also have to satisfy a 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower rate. Distributions from income the Fund earned by investing in bonds and other debt instruments will not generally qualify for the lower rates. The Fund does not expect to derive a material amount of qualified dividend income that would be eligible for the 15% rate.

          Dividends, including capital gain dividends, declared in October, November, or December with a record date in such month and paid during the following January will be treated as having been paid by the Fund and received by Shareholders on December 31 of the calendar year in which declared, rather than the calendar year in which the dividends are actually received. Distributions by the Fund reduce the net asset value of the Fund Shares. Should a distribution reduce the net asset value below a Shareholder's cost basis, the distribution nevertheless may be taxable to the Shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implication of buying Shares just prior to a distribution by the Fund. The price of Shares purchased at that time includes the amount of the forthcoming distribution, but the distribution will generally be taxable to them.

ORIGINAL ISSUE DISCOUNT AND MARKET DISCOUNT

          Certain debt securities acquired by the Fund may be treated as debt securities that were originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by the Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the Distribution Requirements.

          If the Fund purchases a debt security at a price lower than the stated redemption price of such debt security, the excess of the stated redemption price over the purchase price is

"market discount." If the amount of market discount is more than a DE MINIMIS amount, a portion of such market discount must be included as ordinary income (not capital gain) by the Fund in each taxable year in which the Fund owns an interest in such debt security and receives a principal payment on it. In particular, the Fund will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by the Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest. Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the "accrued market discount."

PASSIVE FOREIGN INVESTMENT COMPANIES

          The Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation other than a "controlled foreign corporation" (i.e., a foreign corporation in which, on any day during its taxable year, more than 50% of the total voting power of all voting stock therein or the total value of all stock therein is owned, directly, indirectly, or constructively, by "US shareholders," defined as US persons that individually own, directly, indirectly, or constructively, at least 10% of that voting power) as to which the Fund is a US shareholder that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain on disposition of that stock (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its Shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its Shareholders. If the Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund," then, in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain which most likely would have to be distributed by the Fund to satisfy the Distribution Requirement and avoid imposition of the Excise Tax even if those earnings and gain are not distributed to the Fund by the qualified electing fund. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements for making the election.

          The Fund may elect to "mark to market" its stock in any PFIC. "Marking to market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the PFIC's stock over the Fund's adjusted basis therein as of the end of that year. Pursuant to the election, the Fund also will be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year end, but only to the extent of any net mark to market gains with respect to that stock included by the Fund for prior taxable years. The Fund's adjusted basis in each PFIC's stock with respect to which it makes this election will be adjusted to reflect the amounts of income included and deductions taken under the election.

STRATEGIES USING DERIVATIVE INSTRUMENTS

          Strategies using derivative instruments, such as selling (writing) and purchasing options and futures and entering into forward currency contracts, involve complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses the Fund realizes in connection therewith. These rules also may require the Fund to "mark to market" (that is, treat as sold for their fair market value) at the end of each taxable year certain positions in its portfolio, which may cause the Fund to recognize income and/or gain without receiving cash with which to make distributions necessary to satisfy the Distribution Requirement and avoid imposition of the Excise Tax. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures and forward currency contracts derived by the Fund with respect to its business of investing in securities or foreign currencies, will qualify as permissible income under the Income Requirement.

          If the Fund has an "appreciated financial position" generally, an interest (including an interest through an option, futures or forward currency contract, or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis and enters into a "constructive sale" of the same or substantially similar property, the Fund will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time.

          A constructive sale generally consists of a short sale, an offsetting notional principal contract or futures or forward currency contract entered into by the Fund or a related person with respect to the same or substantially similar property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially similar property will be deemed a constructive sale.

SALE OR OTHER DISPOSITION OF SHARES

          Upon the redemption, sale or exchange of his or her Shares, a Shareholder will realize a taxable gain or loss depending upon his basis in the Shares. Such gain or loss will be treated as capital gain or loss if the Shares are capital assets in the Shareholder's hands, which generally may be eligible for reduced Federal tax rates (for Shareholders who are individuals), depending on the Shareholder's holding period for the Shares. Any loss realized on a redemption, sale or exchange will be disallowed to the extent that the Shares disposed of are replaced (including replacement through the reinvesting of dividends and capital gain distributions in the
Fund) within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the Shares. In such a case, the basis of the Shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a Shareholder on the sale of the Fund's Shares held by the Shareholder for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any distributions of capital gain dividends received by the Shareholder with respect to such Shares.

BACKUP WITHHOLDING

          The Fund generally will be required to withhold federal income tax at a rate of 28% ("backup withholding") from dividends paid, capital gain distributions, and redemption proceeds to Shareholders if (1) the Shareholder fails to furnish the Fund with the Shareholder's correct taxpayer identification number or social security number and to make such certifications as the Fund may require, (2) the IRS notifies the Shareholder or the Fund that the Shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the Shareholder fails to certify that he is not subject to backup withholding. Any amounts withheld may be credited against the Shareholder's federal income tax liability.

FOREIGN SHAREHOLDERS

          Taxation of a Shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign Shareholder"), depends on whether the income from the Fund is "effectively connected" with a US trade or business carried on by such Shareholder.

          If the income from the Fund is not effectively connected with a US trade or business carried on by a foreign Shareholder, ordinary income dividends (including distributions of any net short-term capital gains) will be subject to US withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Note that the 15% rate of tax applicable to certain dividends (discussed above) does not apply to dividends paid to foreign Shareholders. Such a foreign Shareholder would generally be exempt from US federal income tax on gains realized on the sale of Shares of the Fund, and distributions of net long-term capital gains that are designated as capital gain dividends.

          Under recently enacted legislation, the Fund is generally able to designate certain distributions to foreign persons as being derived from certain net interest income or net short-term capital gains, and such designated distributions would generally not be subject to US tax withholding; however, the Fund has decided as of the date of this Statement of Additional Information not to maintain the detailed information necessary for such treatment. The new provision would have applied with respect to taxable years of the Fund beginning after December 31, 2004 and before January 1, 2008. It should be noted that the provision will not have eliminated all withholding on distributions by the Fund to foreign investors. Distributions that are derived from any dividends on corporate stock or from ordinary income other than US source interest would still be subject to withholding. Foreign currency gains, foreign source interest and ordinary income from swaps or investments in PFICs would still be subject to withholding when distributed to foreign investors.

          If the income from the Fund is effectively connected with a US trade or business carried on by a foreign Shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale of Shares of the Fund will be subject to US federal income tax at the rates applicable to US citizens or domestic corporations.

          The tax consequences to a foreign Shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign Shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign taxes.

OTHER TAXES

          Distributions also may be subject to state, local and foreign taxes. This discussion does not purport to deal with all of the tax consequences applicable to Shareholders. Shareholders are advised to consult their own tax advisers for details with respect to the particular tax consequences to them of an investment in the Fund.

                             ADDITIONAL INFORMATION

SHARE REPURCHASES AND TENDER OFFERS

          As discussed in the Prospectus, the Fund's Board of Directors may tender for Common Stock to reduce or eliminate the discount to net asset value at which the Common Stock might trade. Even if a tender offer has been made, it will be the Board's announced policy, which may be changed by the Board, not to accept tenders or effect repurchases (or, if a tender offer has not been made, not to initiate a tender offer) if: (1) such transactions, if consummated, would
(a) result in the delisting of the Common Stock from the NYSE (the NYSE having advised the Fund that it would consider delisting if the aggregate market value of the outstanding shares is less than $5,000,000, the number of publicly held shares falls below 600,000 or the number of round-lot holders falls below 1,200), or (b) impair the Fund's status as a RIC (which would eliminate its eligibility to deduct dividends paid to its stockholders, thus causing its income to be fully taxed at the corporate level in addition to the taxation of stockholders on distributions received from the Fund); (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund's investment objectives and policies in order to repurchase the Common Stock; or (3) there is, in the Board's judgment, any material (a) legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) suspension of trading or limitation on prices of securities generally on the NYSE or any foreign exchange on which portfolio securities of the Fund are traded, (c) declaration of a banking moratorium by federal, state or foreign authorities or any suspension of payment by banks in the United States, New York State or foreign countries in which the Fund invests, (d) limitation affecting the Fund or the issuers of its portfolio securities imposed by federal, state or foreign authorities on the extension of credit by lending institutions or on the exchange of foreign currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States or other countries in which the Fund invests or (f) other events or conditions that would have a material adverse effect on the Fund or its stockholders if Common Stock was repurchased. The Board of Directors may modify these conditions in light of experience.

CUSTODIAN

          JP Morgan Chase Co., serves as custodian of the Fund's assets held in the United States. Rules adopted under the 1940 Act permit the Fund to maintain its securities and cash in the custody of certain eligible banks and securities depositories. Pursuant to those rules, the Fund's portfolio of securities and cash, when invested in securities of foreign countries, is held by its subcustodians in accordance with the rules of the SEC.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

          Ernst & Young LLP, 5 Times Square, New York, New York 10036, serves as the Fund's independent registered public accounting firm.

LEGAL MATTERS

          The law firm of Dechert LLP, 1775 I Street, N.W., Washington, D.C. 20006, counsel to the Fund, has passed upon the legality of the Shares offered by the Fund's Prospectus. Dechert LLP also acts as counsel to UBS Global AM in connection with other matters. Willkie Farr & Gallagher, LLP 787 Seventh Avenue, New York, New York 10019, serves as independent counsel to the Independent Directors.

                              FINANCIAL INFORMATION

          The Fund's audited financial statements and independent registered public accounting firm's report thereon, appearing in the Fund's Annual Report to Shareholders for the period ending October 31, 2004, and the Fund's unaudited financial statements appearing in the Fund's Semi-Annual Report to Shareholders for the period ending April 30, 2005 are incorporated by reference in this Statement of Additional Information. The Fund's Annual and Semi-Annual Reports to Shareholders are available upon request and free of charge by calling the Fund at 800-647-1568.

                                       37
`

PART C -- OTHER INFORMATION

Item 25.  FINANCIAL STATEMENTS AND EXHIBITS

(1)      (a) Included in Part A:

                  (i)      Financial Statements

         (b) Included in Part B:

                  (i)      Report of Independent Registered Public Accounting
                           Firm

                  (ii)     Portfolio of Investments as of October 31, 2004 (1)

                  (iii) Statement of Assets and Liabilities as of October 31, 2004 (1)

                  (iv)     Statement of Operations as of October 31, 2004 (1)

                  (v) Statement of Changes in Net Assets for the year ended October 31, 2004 (1)

                  (vi) Statement of Cash Flows for the year ended October 31, 2004 (1)

                  (vii)    Notes to Financial Statements  (1)

                  (viii)   Portfolio of Investments at April 30, 2005 (2)


                  (ix)     Statement of Assets and Liabilities at April 30,
                           2005 (2)


                  (x) Statement of Changes in Net Assets for the six months ended April 30, 2005 (2)


                  (xi)     Notes to Financial Statements (2)


(2)      (a)      (i)      Articles of Incorporation (3)


                  (ii)     Articles of Amendments (4)


         (b)      (i)      Bylaws (5)


                  (ii)     Amendments to Bylaws (6)


                  (iii)    Amended and Restated Bylaws (7)


                  (iv)     Amendment to Bylaws (8)

         (c)      None

         (d)      (i)      Form of Notice Guaranteed Delivery (filed herewith)


                  (ii)     Form of Exercise Form (filed herewith)


         (e)      Dividend Reinvestment Plan (9)

         (f)      None

         (g)      (i)      Investment Advisory and Administration Contract (10)


                  (ii)     Amendment to Investment Advisory and
                           Administration Contract (7)


         (h)      (i)      Underwriting Agreement (11)


                  (ii)     Master Selected Dealer Agreement (12)

         (i)      None

         (j) Global Custody Agreement between Chase Manhattan Bank and Global High Income Dollar Fund Inc. (dated July 1, 2001) (7).


         (k)      (i)      Transfer Agency Agreement (13)


                  (ii)     Notice of Assignment of Transfer Agency
                           Agreement (14)


                  (iii) Information Agent Agreement between Registrant and The Altman Group, Inc. (filed herewith)


         (l)      Opinion and Consent of Counsel (filed herewith)

         (m)      None

         (n)      Consent of Independent Auditors (filed herewith)

         (o)      None

         (p)      Not Applicable

         (q)      None

         (r)      Code of Ethics of Registrant and UBS Global Asset Management
                  (US) Inc. (15)


         (s)      (i)      Powers of Attorney for Messrs. Armstrong, Beaubien,
                           Burt, Feldberg and White (7)


                  (ii)     Power of Attorney for Mr. Disbrow (7)


                  (iii)    Power of Attorney for Mr. Beck (7)

----------
(1) Incorporated by reference from Registrant's Annual Report to Shareholders for the period ending October 31, 2004, filed December 29, 2004.

(2) Incorporated by reference from Registrant's Semi-Annual Report to Shareholders for the period ending April 30, 2005, filed on Form N-CSR on July 11, 2005.


(3) Incorporated by reference to exhibit 1(a) from Registrant's initial registration statement on Form N-2, SEC File No. 33-64916, filed on June 23, 1993.


(4) Incorporated by reference to exhibit 1(b) from Registrant's initial registration statement on Form N-2, SEC File No. 33-64916, filed on June 23, 1993.


(5) Incorporated by reference to exhibit 2(b)(i) from Post-Effective Amendment No. 4 to the Registrant's registration statement on Form N-2, SEC File No. 33-64916, filed on January 4, 1996.


(6) Incorporated by reference to exhibit 2(b)(ii) from Post-Effective Amendment No. 4 to the Registrant's registration statement on Form N-2, SEC File No. 33-64916, filed on January 4, 1996.


(7) Incorporated by reference from Registrant's registration statement on Form N-2, SEC File No. 333-127896, filed on August 26, 2005.


(8) Incorporated by reference to exhibit 2(b)(iii) from Managed High Yield Plus Fund Inc.'s registration statement on Form N-2, SEC File No. 333-120645, filed on November 19, 2004.


(9) Incorporated by reference to exhibit 5 from Pre-Effective Amendment No. 2 to the Registrant's registration statement on Form N-2, SEC File No. 33-64916, filed on September 30, 1993.


(10) Incorporated by reference to exhibit g from Post-Effective Amendment No. 2 to the Registrant's registration statement on Form N-2, SEC File No. 33-64916, filed on November 23, 1994.


(11) Incorporated by reference to exhibit h from Post-Effective Amendment No. 2 to the Registrant's registration statement on Form N-2, SEC File No. 33-64916, filed on November 23, 1994, and a related document, included as exhibit 8(b) to Pre-Effective Amendment No. 2 to the Registrant's registration statement on Form N-2, SEC File No. 33-64916, filed September 30, 1993.


(12) Incorporated by reference to exhibit g from Post-Effective Amendment No. 2 to the Registrant's registration statement on Form N-2, SEC File No. 33-64916, filed on November 23, 1994.


(13) Incorporated by reference to exhibit k from Post-Effective Amendment No. 2 to Registrant's registration statement on Form N-2, SEC File No. 33-64916, filed on November 23, 1994.


(14) Incorporated by reference to exhibit 2(k)(ii) from Managed High Yield Plus Fund Inc.'s registration statement on Form N-2, SEC File No. 333-120645, filed on November 19, 2004.


(15) Incorporated by reference to exhibit 15 from Post-Effective Amendment No. 11 to the registration statement of UBS Index Trust on Form N-2, SEC File No. 333-27917, filed on July 28, 2005.

Item 26. MARKETING ARRANGEMENTS

     Not applicable.

Item 27. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

     The following table sets forth the expenses to be incurred in connection with the offering described in this Registration Statement:

           Registration Fees                                          $ 17,000
           New York Stock Exchange Fees                                 30,000
           Printing and Engraving Expenses                              75,000
           Fees and expenses of qualifications under
              state securities laws (including fees of counsel)              0
           Accounting Fees and Expenses                                 30,000
           Legal Fees                                                  150,000
           Information Agent Fees                                       31,000
           Subscription Agent Fees                                      35,000
           Miscellaneous Expenses                                       21,000
                      TOTAL                                           $389,000
                                                                      ========





Item 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

     None.


Item 29. NUMBER OF HOLDERS OF SECURITIES

           TITLE OF CLASS                    NUMBER OF RECORD SHAREHOLDERS AS
                                             OF OCTOBER 24, 2005
           --------------                    ----------------------------------
           Common Stock, par value
           $0.001 per share                       475



Item 30. INDEMNIFICATION

Incorporated by reference to Item 29 of Part C from Pre-Effective Amendment No. 2 to the Registrant's registration statement on Form N-2, SEC File
No. 33-64916, filed on September 30, 1993.

Item 31. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

     Reference is made to the disclosure under the caption "Management of the Fund" in the Prospectus.

     UBS Global AM , a Delaware corporation, is a registered investment adviser and is a wholly owned subsidiary of UBS AG, investment advisory and financial services business. Information as to the officers and directors of UBS Global AM is included in its Form ADV, as filed with the Securities and Exchange Commission (registration number 801-13219) and is incorporated herein by reference.

Item 32. LOCATION OF ACCOUNTS AND RECORDS

     The books and other documents required by (i) paragraphs (b)(4), (c) and
(d) of Rule 31a-1 and (ii) paragraphs (a)(3), (a)(4), (a)(5), (c) and (e) of Rule 31a-2 under the Investment Company Act of 1940 are maintained in the physical possession of UBS Global AM, at 51 West 52nd Street, New York, New York 10019-6114. All other accounts, books and documents required by Rule 31a-1 are maintained in the physical possession of Registrant's transfer agent and custodian.

Item 33. MANAGEMENT SERVICES

     None.


Item 34. UNDERTAKINGS


     The Registrant hereby undertakes:

     (1) To suspend the offering of its shares until it amends its Prospectus if
     (i) subsequent to the effective date of this Registration Statement, the net asset value per share declines more than 10% from its net asset value per share as of the effective date of the Registration Statement, or (ii) the net asset value increases to an amount greater than its net proceeds as stated in the Prospectus.

     (2) Not applicable

     (3) Not applicable.

     (4) Not applicable.

     (5) (a) That for the purpose of determining any liability under the Securities Act of 1933 , the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Fund under Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of this Registration Statement as of the time it was declared effective; and

          (b) That for the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (6) To send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, on the 28th day of October, 2005.


                              GLOBAL HIGH INCOME DOLLAR FUND INC.


                              By:  /s/ Keith A. Weller
                                   --------------------------
                              Keith A. Weller
                              Vice President and Assistant Secretary


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:


SIGNATURE                                       TITLE                              DATE
---------                                       -----                              ----
                                                Director                           October 28, 2005
-------------------------------------
Margo N. Alexander

/s/ Richard Q. Armstrong                        Director and Chairman of the       October 28, 2005
-------------------------------------            Board of Directors
Richard Q. Armstrong*

/s/ David J. Beaubien                           Director                           October 28, 2005
-------------------------------------
David J. Beaubien*

/s/ Richard R. Burt                             Director                           October 28, 2005
-------------------------------------
Richard R. Burt*

/s/ Thomas Disbrow                              Vice President and Treasurer       October 28, 2005
-------------------------------------
Thomas Disbrow*

/s/ Meyer Feldberg                              Director                           October 28, 2005
-------------------------------------
Meyer Feldberg*

/s/ William D. White                            Director                           October 28, 2005
-------------------------------------
William D. White*

/s/ W. Douglas Beck                             President                          October 28, 2005
-------------------------------------
W. Douglas Beck*



*Signature affixed by Stephen H. Bier pursuant to Powers of Attorney dated August 17, 2005 and August 24, 2005 and incorporated by reference from the Registrant's registration statement on Form N-2, SEC File No. 333-127896, filed on August 26, 2005.

                     Global High Income Dollar Fund Inc.
                                Exhibit Index

2(d)(i)      Form of Notice of Guaranteed Delivery


2(d)(ii)     Form of Exercise Form


2(k)(iii)    Information Agent Agreement between Registrant and The Altman
             Group, Inc.


2(l)         Opinion and Consent of Counsel


2(n)         Consent of Independent Registered Public Accounting Firm